                                                                   Exhibit 10(a)

         This ASSET PURCHASE AGREEMENT is made and effective, as of January 10, 2000, by and between RISK CAPITAL HOLDINGS, INC., a Delaware corporation ("RCHI"), RISK CAPITAL REINSURANCE COMPANY, a stock insurance company organized under the laws of the State of Nebraska (the "COMPANY"; and together with RCHI, the "SELLER"), FOLKSAMERICA HOLDING COMPANY, INC., a New York corporation ("FHC") and FOLKSAMERICA REINSURANCE COMPANY, a stock insurance company organized under the laws of the State of New York ("FRC"; and together with FHC, the "PURCHASER").

                              W I T N E S S E T H:

         WHEREAS, the Seller wishes to sell the reinsurance operations of the Company to the Purchaser and to consummate the other transactions contemplated herein and the Purchaser wishes to purchase such reinsurance operations from the Seller and to consummate the other transactions contemplated herein, on the terms and subject to the conditions set forth herein; and

         WHEREAS, to induce the Purchaser to enter into this Agreement, Marsh & McLennan Risk Capital Holdings, Ltd., XL Capital Ltd. and The Trident Partnership, L.P. have entered into certain voting agreements with the Purchaser which are attached hereto as EXHIBIT A;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the Purchaser and the Seller hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ACCOUNTANTS OPINION" has the meaning specified in Section 2.02(b).

         "ACQUISITION AGREEMENT" has the meaning specified in Section 5.08(b).

         "ACQUISITION PROPOSAL" has the meaning specified in Section 5.08(a).

         "ACTUARIAL OPINION" has the meaning specified in Section 2.02(b).

         "ADJUSTED PURCHASE PRICE" has the meaning specified in Section 2.02(a).

         "ADJUSTMENT ALLOCATION" has the meaning specified in Section 7.05.

         "ADJUSTMENT ALLOCATION STATEMENT" has the meaning specified in Section 7.05.

         "AFFILIATE" with respect to any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, in the case of the Seller, the term "control" (or "controlled" or "controlling", as the context may require) shall have the meaning specified in Section 44-2121 under the Nebraska Insurance Code, as in effect on the date hereof, and in the case of the Purchaser, "control" (or "controlled" or "controlling", as the context may require) shall have the meaning specified in Section 1501(a)(2) of the New York Insurance Law, as in effect on the date hereof, PROVIDED, HOWEVER, that for purposes of Sections 3.02 and 5.13 of this Agreement, XL, Marsh & McLennan Companies, Inc. and Trident and their respective Subsidiaries shall be deemed Affiliates of the Company for all purposes other than with respect to Reinsurance Agreements.

         "AFFILIATE AGREEMENTS" has the meaning specified in Section 5.13(b).

         "AGREED ADJUSTMENTS" has the meaning specified in Section 2.02(b)(iv).

         "AMENDED PLANS" has the meaning specified in Section 6.03(b).

         "ANNUAL STATUTORY STATEMENTS" means (a) in the case of the Company, the Annual Statement of the Company, as filed with the Nebraska Insurance Department, for the years ended December 31, 1998, 1997 and 1996, in each case including all exhibits, interrogatories, notes and schedules thereto and any auditor's report, actuarial opinion, affirmation or certification filed in connection therewith and (b) in the case of FRC, the Annual Statement of FRC, as filed with the New York Insurance Department, for the year ended December 31, 1998, including all exhibits, interrogatories, notes and schedules thereto and any auditor's report, actuarial opinion, affirmation or certification filed in connection therewith.

         "APPLICABLE INSURANCE DEPARTMENTS" has the meaning specified in Section 5.05(a).

         "APPOINTED EXPERTS" means (i) an independent actuary and/or (ii) a firm of independent public accountants, which shall be one of the "Big Five" firms of public accountants, each of which shall be satisfactory to the Purchaser and the Seller.

         "ARROWHEAD" has the meaning specified in Section 5.05(c).

         "ARX" has the meaning specified in Section 5.05(c).

         "ASSUMED BUSINESS" means the business of the Company to be assumed by FRC pursuant to the Transfer and Assumption Agreement.

         "BEGINNING RESERVES" means, after disregarding any Agreed Adjustment for the Swiss Air Loss, the Reserves for Subject Liabilities other than CPIS Subject Liabilities set forth on the Closing Date Balance Sheet.

         "BROCKBANK TREATIES" means the Reinsurance Agreements between the Company and Brockbank/Metcalf identified by the Company as Treaty numbers AV1009 and AV1010, reinsuring Lloyd's Syndicate Nos. 588, 861 and 1209.

         "BUSINESS" means the business of the Company as it is currently conducted by the Company as of the date hereof and, when applicable, as of the Closing Date.

         "BUSINESS DAY" means a day of the year on which banks are not required or authorized to be closed in the City of New York.

         "CLOSING" has the meaning specified in Section 2.03(a).

         "CLOSING DATE" has the meaning specified in Section 2.03(a).

         "CLOSING DATE ADJUSTED GAAP BOOK VALUE" has the meaning specified in
Section 2.04(a).

        "CLOSING DATE AUDITORS' REPORT" has the meaning specified in Section 2.04(a).

         "CLOSING DATE AUDITORS' TAX REPORT" has the meaning specified in
Section 2.04(a).

         "CLOSING DATE BALANCE SHEET" has the meaning specified in Section 2.04(a).

         "CLOSING DATE BASIS REDUCTION AMOUNT" has the meaning specified in
Section 2.04(a).

         "CLOSING DATE TAX AMOUNT" has the meaning specified in Section 2.04(a).

         "CLOSING DATE TAX ASSETS" has the meaning specified in Section 2.04(a).

         "CLOSING DATE TAX BALANCE SHEET" has the meaning specified in Section 2.04(a).

         "COMMERCIALLY REASONABLE EFFORTS" of any Person means efforts of that Person that a reasonable Person would exert for its own account under similar circumstances but without the expenditure of funds except the payment of the fees and expenses of any applicable attorneys, consultants or other advisors retained by it and applicable filing fees.

         "COMPANY" means Risk Capital Reinsurance Company, a stock insurance company organized under the laws of the State of Nebraska.

         "CONFIDENTIALITY AGREEMENT" has the meaning specified in Section 5.04.

         "CONTEST" has the meaning specified in Section 7.04(b).

         "CONTINUING EMPLOYEES" has the meaning specified in Section 6.02.

         "CONTRACT" means all written mortgages, indentures, debentures, notes, loans, bonds, agreements, contracts, leases, subleases, licenses, franchises, obligations, instruments or other legally binding commitments, arrangements or undertakings of any kind (excluding Reinsurance Agreements and insurance policies) to which the Company is a party or by which the Company or any of its Properties may be bound or affected.

         "CPIS" means Capital Protection Insurance Services, LLC.

         "CPIS BOUND CEDENT" has the meaning specified in Section 3.21(b).

         "CPIS SUBJECT LIABILITIES" has the meaning specified in Section 2.02(b)(ii).

         "CREDIT FOR REINSURANCE FACILITY(IES)" means any and all reinsurance trusts, letters of credit, statutory deposits, funds withheld deposits and other similar agreements or mechanisms which have been established by, on behalf of, or for the benefit of, the Company which permits a cedent to take statutory credit for reinsurance ceded pursuant to any Reinsurance Agreement or Retrocessional Arrangement.

         "DESIGNATED INTEGRATED SOLUTIONS" has the meaning specified in Section 5.05(c).

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule, dated as of the date hereof, delivered to the Purchaser by the Seller.

         "DLJ" means Donaldson, Lufkin & Jenrette Securities Corporation.

         "EMPLOYEES" shall mean employees, former employees or independent contractors of the Company and/or the Seller.

         "ENCUMBRANCES" means any lien, pledge, mortgage, security interest, assessment, claim, lease, charge, option, right of first refusal, imperfection of title, easement, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation of any kind whatsoever.

         "ENDING RESERVES" means the Reserves for Non-CPIS Subject Liabilities as of the

Valuation Date. The determination of Ending Reserves shall be (i) conducted by the independent actuary making such determination (x) using its independent judgment based on prevailing facts, circumstances and trends, (y) in accordance with generally accepted actuarial standards and principles and (z) to the extent not inconsistent with the foregoing, in a manner and applying a method consistent with the determination of the Beginning Reserves and (ii) consistent with Purchaser's audited financial statements for the fiscal year that includes the Valuation Date. It is understood that such actuary shall in no way be inhibited in the use of its independent judgment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and interpretations thereunder.

         "ESCROW AGENT" has the meaning specified in Section 2.03(d).

         "ESCROW AGREEMENT" has the meaning specified in Section 2.03(d).

         "ESCROW AGREEMENTS" means the Escrow Agreement and the Supplemental Escrow Agreement.

         "ESTIMATED CLOSING DATE ADJUSTED GAAP BOOK VALUE" has the meaning specified in Section 2.02(d).

         "ESTIMATED CLOSING DATE BALANCE SHEET" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE BASIS REDUCTION AMOUNT" has the meaning specified in Section 2.02(d).

         "ESTIMATED CLOSING DATE COMPANY REPORT" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX AMOUNT" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX ASSETS" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX BALANCE SHEET" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX LIABILITIES" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX REPORT" has the meaning specified in
Section 2.02(d).

         "EXCESS AVIATION PREMIUM" has the meaning specified in Section 5.16(b).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

         "EXCLUDED CLAIMS" has the meaning specified in Section 9.03(b).

         "EXCLUDED LIABILITIES" has the meaning specified in Section 2.01(d).

         "EXCLUDED SECURITIES" has the meaning specified in Section 3.07(a).

         "FHC" means Folksamerica Holding Company, Inc., a New York corporation.

         "FLEET" has the meaning specified in Section 5.05(d).

         "FRC" means Folksamerica Reinsurance Company, a New York stock insurance company.

         "GAAP" has the meaning specified in Section 2.02(b)(iii)

         "GOVERNMENTAL AUTHORITY" means any federal, state, local or foreign government, political subdivision, legislature, court, agency, department, bureau, commission or other governmental or regulatory authority, body or instrumentality, including any insurance or securities regulatory authority.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

         "INDEMNIFIED PARTY" has the meanings specified in Sections 9.02(a) and 9.03(a), as applicable.

         "INITIAL ALLOCATION" has the meaning specified in Section 7.05.

         "INITIAL ALLOCATION STATEMENT" has the meaning specified in Section
7.05.

         "INTEGRATED SOLUTIONS" has the meaning specified in Section 3.07(b).

         "INTELLECTUAL PROPERTY RIGHTS" has the meaning specified in Section
3.15

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

         "INVESTMENT PORTFOLIO" means a list provided by the Seller to the Purchaser setting forth all investments, including, without limitation, bills, notes and bonds owned by the Company which are expected to be transferred to the Purchaser as of a particular date, the issuer of the investments, the amount owned and the market value of the investments as of such date; PROVIDED, that such list shall not include publicly-traded equity securities, privately held equity securities, Integrated Solutions investments, the Company's high yield securities or securities which are illiquid.

         "IRS" means the Internal Revenue Service.

         "LIABILITY" or "LIABILITIES" means, with respect to any Person, any liability, obligation or commitment of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

         "MATERIAL ADVERSE EFFECT" means:

         (a) With respect to the Seller or the Company, any change in, or effect on, the Company or the Business which is, or which is reasonably likely to be, materially adverse to the Business, operations, assets, Liabilities, results of operations or condition (financial or otherwise) of the Company to the extent related to the Assumed Business, or which will, or is reasonably likely to, prevent the transactions contemplated by this Agreement.

         (b) With respect to the Purchaser, any change in, or effect on, the Purchaser which is, or which is reasonably likely to be, materially adverse to the Purchaser's business, operations, assets, Liabilities, results of operations or condition (financial or otherwise) on a consolidated basis, or which will, or is reasonably likely to, prevent the transactions contemplated by this Agreement.

         "MMRC" means Marsh & McLennan Risk Capital Holdings Ltd.

         "MOODY'S" means Moody's Investors Services, Inc.

         "MULTIEMPLOYER PLAN" has the meaning specified in Section 3.19(b) .

         "MULTIPLE EMPLOYER PLAN" has the meaning specified in Section 3.19(b).

         "NAIC" means the National Association of Insurance Commissioners.

         "NEBRASKA INSURANCE CODE" means the insurance laws of the State of
Nebraska,   including   the   published   rules,   regulations,   bulletins  and
interpretations promulgated thereunder.

         "NEBRASKA INSURANCE DEPARTMENT" means the Department of Insurance of the State of Nebraska.

         "NEW YORK INSURANCE CODE" means the insurance laws of the State of New York, including the published rules, regulations, bulletins and interpretations promulgated thereunder.

         "NEW YORK INSURANCE DEPARTMENT" means the Department of Insurance of the State of New York.

         "1998 REPORT" has the meaning specified in Section 2.02(b)(ii).

         "90% QUOTA SHARE AGREEMENT" has the meaning specified in Section
3.21(a).

         "NON-CPIS SUBJECT LIABILITIES" has the meaning specified in Section 2.02(b)(ii)

         "OBJECTION NOTICE" means a written notice to Purchaser that Seller disputes the Reserve Deficiency/Reserve Redundancy, Paid Losses, Ending Reserves and/or any component of any of the foregoing, and specifying in reasonable detail the Seller's reasons for such dispute.

         "OBJECTION PERIOD" means the period of sixty (60) days following Seller's receipt of the last report referred to in Section 2.05(a).

         "PAID LOSSES" means losses and loss adjustment expenses of the Assumed Business (other than losses and loss adjustment expenses paid with respect to the business produced by CPIS for the account of the Company) actually paid by or on behalf of FRC from (but excluding) the Closing Date to (and including) the Valuation Date, less (x) any amounts actually received as of the Valuation Date in respect of such losses and loss adjustment expenses pursuant to insurance, reinsurance, retrocession or similar contracts, treaties, agreements or arrangements and (y) salvage and subrogation actually received as of the Valuation Date in respect of such losses and loss adjustment expenses; PROVIDED that the portion of unallocated loss adjustment expenses included in such loss adjustment expenses shall not exceed the amount of unallocated loss adjustment expenses included in the Beginning Reserves except as the result of the recharacterization as unallocated loss adjustment expenses, pursuant to a change prescribed by the NAIC or the New York Insurance Department, of an item that at the date hereof would constitute allocated loss adjustment expenses. For purposes of this provision, unallocated loss adjustment expenses shall mean internal expenses for compensation of FRC's officers and employees and related overhead expenses. The calculation of Paid Losses shall be (x) made in accordance with GAAP and (y) consistent with Purchaser's financial statements for the fiscal period that includes the Valuation Date.

         "PERMITS" has the meaning specified in Section 3.14.

         "PERMITTED ENCUMBRANCES" has the meaning specified in Section 3.16.

         "PERSON" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

         "PLAN" and "PLANS" mean all retirement, pension, savings, profit-sharing, bonus, incentive compensation, deferred compensation, stock option or stock compensation, welfare benefit, severance or termination, change in control, stay-bonus, retention, or similar "pay-to-stay" arrangements, retiree medical, dental or life insurance, supplemental retirement, employment or consulting agreements and similar or other plans, agreements, policies, programs, contracts and arrangements (including automobile rental or usage arrangements) sponsored, maintained, executed or contributed to by the Company and/or the Seller covering Employees, including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA; PROVIDED, HOWEVER, that "Plan" shall not include plans or other arrangements of Purchaser or its subsidiaries covering Continuing Employees.

         "POST-CLOSING PERIODS" means any taxable period thereof beginning after the Closing Date. If a taxable period begins before the Closing Date and ends after the Closing Date, then the portion of the taxable period that begins on the day following the Closing Date shall constitute a Post-Closing Period.

         "PRE-CLOSING PERIOD" means any taxable period or portion thereof that is not a Post-Closing Period.

         "PROPERTY" and "PROPERTIES" mean real, personal or mixed property, tangible or intangible.

         "PROVISIONAL PURCHASE PRICE" has the meaning specified in Section 2.02(a).

         "PROXY STATEMENT" has the meaning specified in Section 3.10.

         "PURCHASED ASSETS" has the meaning specified in Section 2.01(a).

         "PURCHASER" means FRC and FHC collectively.

         "PURCHASER'S ACCOUNTANTS" has the meaning specified in Section 2.02(b)(iii).

         "PURCHASER CLOSING COSTS" has the meaning specified in Section 2.02(b)(iv).

         "QUARTERLY STATUTORY STATEMENTS" means (a) in the case of the Company, the Quarterly Statement of the Condition and Affairs of the Company, as filed with the Nebraska Insurance Department, for the quarterly periods ended March 31, June 30 and September 30, 1999 and (b) in the case of FRC, the Quarterly Statement of the Condition and Affairs of FRC, as filed with the New York Insurance Department, for the quarterly periods ended March 31, June 30 and September 30, 1999.

         "RCHI" means Risk Capital Holdings, Inc., a Delaware corporation.

         "REFERENCE DATE" means December 31, 1999.

         "REFERENCE DATE ADJUSTED GAAP BOOK VALUE" has the meaning specified in
Section 2.02(b)(iv).

         "REFERENCE DATE AUDITORS' REPORT" has the meaning specified in Section 2.02(b)(iv).

         "REFERENCE DATE AUDITORS' TAX REPORT" has the meaning specified in
Section 2.02(b)(iii).

         "REFERENCE DATE BALANCE SHEET" has the meaning specified in Section 2.02(b).

         "REFERENCE DATE BASIS REDUCTION AMOUNT" has the meaning specified in
Section 2.02(b)(iii).

         "REFERENCE DATE TAX AMOUNT" has the meaning specified in Section 2.02(b)(iv).

         "REFERENCE DATE TAX ASSETS" has the meaning specified in Section 2.02(b)(iii).

         "REFERENCE DATE TAX BALANCE SHEET" has the meaning specified in Section 2.02(b)(iii).

         "REFERENCE DATE TAX LIABILITIES" has the meaning specified in Section 2.02(b)(iii).

         "REINSURANCE AGREEMENTS" has the meaning specified in Section 3.17(a).

         "RESERVES" means all unearned premium reserves and all reserves for incurred losses including, without limitation, case reserves, reserves for incurred but not reported losses and reserves for loss adjustment expenses, both allocated and unallocated, and also any adjustments to such items on account of reinsurance receivables, salvage and subrogation, reinsurance retrospective premiums and reinsurance profit commissions.

         "RESERVE DEFICIENCY" has the meaning specified in Section 2.05(a)(iii).

         "RESERVE REDUNDANCY" has the meaning specified in Section 2.05(a)(iii).

         "RETAINED EMPLOYEES" has the meaning specified in Section 6.03(a).

         "RETAINED NAMES AND MARKS" has the meaning specified in Section 5.07.

         "RETROCESSION AGREEMENT" has the meaning specified in Section 3.17(c).

         "RUNOFF COVERAGE" has the meaning specified in Section 5.16(a).

         "RUNOFF COVERAGE PREMIUM SHORTFALL" has the meaning specified in
Section 5.16(b).

         "SAP" means, with respect to a reinsurance or insurance company, the statutory accounting procedures and practices prescribed or permitted from time to time by the National Association of Insurance Commissioners and the Nebraska Insurance Department with respect to the Company or the New York Insurance Department with respect to FRC and applied in a consistent manner throughout the periods involved.

         "S&P" means Standard & Poor's Ratings Group.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1993, as amended, together with the rules and regulations promulgated thereunder.

         "SELLER" means RCHI and the Company, collectively.

         "SELLER FINANCIAL STATEMENTS" has the meaning specified in Section 3.05(b).

         "SELLER SEC DOCUMENTS" means all reports, schedules, registration statements and definitive proxy statements filed by RCHI with the SEC since January 1, 1999.

         "SELLER'S ACCOUNTANTS" has the meaning specified in Section 2.02(b)(i).

         "SELLER'S ACTUARIES" has the meaning specified in Section 2.02(b).

         "SELLER'S STOCKHOLDER APPROVAL" has the meaning specified in Section 3.01.

         "SENIOR EXECUTIVES" has the meaning specified in Section 6.03(a).

         "SEPTEMBER 30 BALANCE SHEET" has the meaning specified in Section 3.05(d).

         "SEVERANCE PLAN" has the meaning specified in Section 6.03(b).

         "SETTLEMENT DATE" means (a) if Seller does not give an Objection Notice within the Objection Period, the second Business Day following the end of the Objection Period, and (b) if Seller gives an Objection Notice within the Objection Period, the second Business Day following the later of (x) the determinations and confirmations by the Appointed Experts pursuant to Section 2.05(b) or (y) resolution of any dispute regarding Paid Losses.

         "60 DAY PERIOD" has the meaning specified in Section 6.03(a).

         "SOFTWARE LICENSES" has the meaning specified in Section 5.15.

         "SPECIAL MEETING" has the meaning specified in Section 3.10.

         "SUBJECT LIABILITIES" has the meaning specified in Section 2.02(b)(ii).

         "SUBSIDIARY" means any and all other corporations, limited liability companies, partnerships, joint ventures, associations and other entities of which the Company, directly or indirectly (through one or more Subsidiaries or otherwise), owns or controls more than 50% of the voting securities or other voting interests.

         "SUNSHINE" has the meaning specified in Section 5.05(c).

         "SUPPLEMENTAL ESCROW AGREEMENT" has the meaning specified in Section 2.04(b)(iii).

         "SUPERIOR PROPOSAL" has the meaning specified in Section 5.08(b).

         "SWISS AIR LOSS" has the meaning specified in Section 2.02(b)(ii).

         "TAX" or "TAXES" means (i) all taxes, fees, duties and other assessments imposed by the United States or any state, local or foreign government or political subdivision or taxing authority thereof or therein, including, without limitation, any income, estimated, premium, profits, windfall profits, environmental, alternative, minimum, license, import, transfer, registration, stamp, franchise, sales, use, value added, gross receipts, excise, utility, property (real or personal), severance, ad valorem, net proceeds, deed, lease, service, capital, customs, occupation, payroll, wage, workman's compensation, employment, withholding and social security taxes, including all interest, penalties and additions to taxes imposed by any taxing authority with respect thereto, whether disputed or not and (ii) any liability of the Company for amounts described in clause
     (i) as a result of being a member of any affiliated, consolidated, combined or unitary group on or prior to the Closing Date.

         "TAX RETURN" means any return, report or statement (including any information returns) required to be filed for purposes of a particular Tax.

         "TERMINATION FEE" has the meaning specified in Section 5.09(b).

         "THIRD PARTY" has the meaning specified in Section 5.09(b).

         "TRANSFER AND ASSUMPTION AGREEMENT" has the meaning specified in
Section 2.01(c).

         "TREASURY REGULATIONS" means regulations promulgated by the U.S. Treasury under the Internal Revenue Code.

         "TREATY LIABILITIES" has the meaning specified in Section 2.01(b).

         "TRIDENT" means Trident Partnership, L.P.

         "VALUATION DATE" means the fifth anniversary of the Closing Date

         "XL" means XL Capital Ltd.

                                   ARTICLE II

                    PURCHASE AND SALE OF THE ASSUMED BUSINESS

         SECTION 2.01. PURCHASE OF THE ASSUMED BUSINESS.

         (a) On the Closing Date and subject to the terms and conditions stated in this Agreement, the Company shall sell to FRC, and RCHI shall cause the Company to sell to FRC, and FRC shall purchase from the Company, as provided in
Section 2.03(b), all of the Company's right, title and interest in and to the following assets related to the Assumed Business (the "PURCHASED ASSETS"):

      (i)      Fixed Income Securities at market value;
      (ii)     Cash and Accrued Investment Income;
      (iii)    Premiums Receivables;
      (iv)     Reinsurance Recoverables;
      (v)      Deferred Acquisition Costs;
      (vi)     Deferred Tax Assets;
      (vii)    Funds Held;
      (viii)   Contingent Commissions Recoverables; and
      (ix)     Related and Incidental Assets as specified in the Transfer and
                                    Assumption Agreement.

         (b) In consideration of the sale, transfer, conveyance and assignment of the Purchased Assets and in reliance on the representations and warranties made herein by the Seller and the Company, FRC agrees to, and the Purchaser agrees to cause FRC to, assume the Treaty Liabilities (as defined in the Transfer and Assumption Agreement) reflected on the Closing Date Balance Sheet.

         (c) The transfer of the Purchased Assets and assumption of the Treaty Liabilities shall be further evidenced by the execution on the Closing Date by the Company and FRC of a portfolio transfer and assumption reinsurance agreement in the form annexed hereto as EXHIBIT B (together with all other assignments, bills of sale, assignment and assumption agreements and other title transfer documentation necessary to effectuate the transfer of the Purchased Assets and assumption of the Treaty Liabilities, collectively the "TRANSFER AND ASSUMPTION AGREEMENT").

         (d) Notwithstanding the foregoing, the Purchaser shall not assume, and shall not at any time hereafter (including on or after the Closing Date) become obligated to pay, perform, satisfy or discharge, any Liabilities (whether or not asserted prior to the Closing Date) of the Seller, or of any of its Affiliates, Subsidiaries, Plans or any shareholder of Seller, other than the Treaty Liabilities (such Liabilities not being assumed being hereinafter referred to as the "EXCLUDED LIABILITIES"). The assumption by the Purchaser of the Treaty Liabilities shall in no way expand the rights or remedies of third parties against FRC as compared to the rights and remedies which such parties would have had against the Company had the transactions contemplated by this Agreement not been consummated.

         SECTION 2.02. PURCHASE PRICE.

         (a) The purchase price for the Assumed Business shall be equal to $15 million (the "PROVISIONAL PURCHASE PRICE"), which amount shall be redetermined and adjusted to reflect the Closing Date Adjusted GAAP Book Value of the Assumed Business, determined as provided in Section 2.04(a) (the "ADJUSTED PURCHASE PRICE"). At the Closing, the Purchaser shall be entitled to a credit against the Provisional Purchase Price equal to the Estimated Closing Date Tax Amount determined as provided in Section 2.03(c), which credit shall be redetermined and adjusted to reflect the Closing Date Tax Amount as provided in Section 2.04(a).

         (b) Reference Date Adjusted GAAP Book Value and Reference Date Tax Amount shall be determined as follows:

                  (i) Promptly after the Reference Date, the Seller shall cause an audit of the accounts and records of the Seller (on a consolidated basis) at the Reference Date to be conducted by PricewaterhouseCoopers, the Seller's independent public accountants ("SELLER'S ACCOUNTANTS"), in accordance with generally accepted auditing standards in the case of the Reference Date Adjusted GAAP Book Value.

                  (ii) Promptly after the Reference Date, the Seller shall also cause an evaluation (on both a gross and net of reinsurance basis) of the loss and loss adjustment expense Liabilities of the Company arising under the Reinsurance Agreements set forth in Section 3.17(b)(1) and
         Section 3.17(c)(1) of the Disclosure Schedule (collectively, the "SUBJECT LIABILITIES") at the Reference Date to be conducted by William
         M. Mercer, Incorporated, the Seller's actuaries ("SELLER'S ACTUARIES") in accordance with generally accepted actuarial standards and principles consistent with those applied in the evaluation of loss reserves as of December 31, 1998 of the Company by the Seller's Actuaries, which is attached hereto as EXHIBIT C (the "1998 REPORT"), except that such evaluation at the Reference Date shall (A) exclude any Subject Liabilities and premiums associated with the Brockbank Treaties and (B) separately evaluate (x) Subject Liabilities associated with business produced by CPIS for the account of the Company (the "CPIS SUBJECT LIABILITIES"), (y) Subject Liabilities associated with the Swiss Air Flight 111 loss, (the "SWISS AIR LOSS") and (z) all other Subject Liabilities of the Company (the "NON-CPIS SUBJECT LIABILITIES"). Promptly following the conclusion of such evaluation, Seller's Actuaries shall issue their opinion (the "ACTUARIAL OPINION") that, with respect to each of the matters severally set forth in clauses (x), (y) and (z) of the preceding sentence, in their opinion the amount of Subject Liabilities recorded by the Company as at the Reference Date (A) meet the requirements of the insurance laws of the State of Nebraska; (B) are computed in accordance with generally accepted loss reserving standards and principles; and (C) make a reasonable provision for all unpaid loss and loss adjustment expense obligations of the Company under the terms of the Reinsurance Agreements set forth in Section 3.17(b)(1) and Section 3.17(c)(1) of the Disclosure Schedule. Copies of the Actuarial Opinion shall be delivered to the Seller, the Seller's Accountants, the Purchaser and the Purchaser's Accountants.

                  (iii) During the period of the audit, Seller's Accountants shall keep the Purchaser and an independent public accounting firm designated by the Purchaser ("PURCHASER'S ACCOUNTANTS"), fully informed as to the progress of the audit. Upon conclusion of the audit, Seller shall submit to the Purchaser and Purchaser's Accountants (A) a balance sheet of the Assumed Business at the Reference Date in the form of EXHIBIT D hereto (the "REFERENCE DATE BALANCE SHEET") prepared in accordance with United States generally accepted accounting principles ("GAAP"), (B) an unqualified opinion of Seller's Accountants (the "ACCOUNTANTS OPINION") stating that the Reference Date Balance Sheet
         (x) has been prepared in accordance with GAAP and (y) presents fairly, in all material respects, the financial position of the Assumed Business at the Reference Date, (C) a tax balance sheet of the Assumed Business at the Reference Date (the "REFERENCE DATE TAX BALANCE SHEET") prepared in accordance with applicable U.S. federal income tax provisions setting forth the tax basis of the assets specified in
         Section 2.01(a) (other than deferred tax assets and deferred acquisition costs and determined by using the fair market value of the fixed income securities instead of tax basis) (the "REFERENCE DATE TAX ASSETS") and setting forth the Liabilities specified in Section 2.01(b) (other than deferred tax liabilities) determined in accordance with
         Section 1060 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder (the "REFERENCE DATE TAX LIABILITIES"), (D) a computation of the Reference Date Tax Amount and (E) a report by the Seller's Accountants as to the application to the Reference Date Tax Balance Sheet and the Reference Date Tax Amount (as defined below) of specified procedures reasonably agreed upon by Seller and Purchaser (the "REFERENCE DATE AUDITORS' TAX REPORT").

                  (iv) The Reference Date Balance Sheet shall also be accompanied by a report of Seller's Accountants (the "REFERENCE DATE AUDITORS' REPORT") setting forth a computation of the Reference Date Adjusted GAAP Book Value (as defined below). As used in this Section 2.02(b), the term "REFERENCE DATE ADJUSTED GAAP BOOK VALUE" shall mean the assets of the Company minus the Liabilities of the Company as reflected on the Reference Date Balance Sheet, adjusted (i) so that no value is attributed to any assets or Liabilities other than those specified in Section 2.01(a) and Section 2.01(b) above (it being understood that no Excluded Securities or securities rated below investment grade will be included for purposes of Sections 2.02(d) and 2.04); (ii) so as to establish an amount of cash equivalents and fixed income securities (including accrued income) with a fair market value determined in accordance with GAAP such that the fair market value of the cash equivalents and fixed income securities (including accrued income) is equal to the excess of (A) the Liabilities specified in Section 2.01(b) over (B) the assets (other than cash equivalents and fixed income securities) specified in Section 2.01(a); (iii) so as to eliminate any assets and Liabilities in respect of the Brockbank Treaties; and (iv) so as to eliminate from the Reserves in respect of the Swiss Air Loss any increase in the amounts thereof from the amounts thereof included in the September 30 Balance Sheet (as defined in Section 3.05(d)) up to an aggregate of $5 million, net of all Tax effects (the adjustments set forth in clauses (i) through (iv) above, collectively the "AGREED ADJUSTMENTS"). The Reference Date Balance Sheet shall segregate in a separate line item the Excluded Securities. The Reference Date Tax Balance Sheet shall also be accompanied by the Reference Date Auditors' Tax Report. The "REFERENCE DATE TAX AMOUNT" shall mean (A) if the Reference Date Basis Reduction Amount (as defined below) is not in excess of $15 million, the lesser of (i) the product of (x) 17.5% and (y) the Reference Date Basis Reduction Amount and (ii) $2 million and (B) if the Reference Date Basis Reduction Amount is greater than $15 million, the sum of (i) $2 million and (ii) the product of (a) 35% and (b) the excess of the Reference Date Basis Reduction Amount over $15 million. The "REFERENCE DATE BASIS REDUCTION AMOUNT" shall mean the excess, if any, of the Reference Date Tax Assets over the sum of (i) Reference Date Tax Liabilities, (ii) the Provisional Purchase Price, and (iii) the sum of the transaction costs of the Purchaser as estimated in good faith by Purchaser (including legal accounting and investment banking fees and expenses) and the amount of the payment under Section 6.04 hereof ("PURCHASER CLOSING COSTS").

                  (v) Purchaser shall notify the Seller of the Purchaser's good faith estimate of Purchaser Closing Costs at least five (5) Business Days prior to each date Seller is required to deliver the items required to be delivered pursuant to Sections 2.02(b)(iii), 2.02(d) and 2.04(a).

         (c) Promptly following the delivery of the Reference Date Balance Sheet, the Reference Date Auditors' Report, the Reference Date Tax Balance Sheet, the computation of the Reference Date Tax Amount, the Reference Date Auditors' Tax Report and the Accountants Opinion pursuant to Section 2.02(b), Seller shall make available to the Purchaser and Purchaser's Accountants for review such information regarding the accounts and records of the Company from Seller's Accountants' work papers as the Purchaser and Purchaser's Accountants may

                                                                   Exhibit 10(a)

         This ASSET PURCHASE AGREEMENT is made and effective, as of January 10, 2000, by and between RISK CAPITAL HOLDINGS, INC., a Delaware corporation ("RCHI"), RISK CAPITAL REINSURANCE COMPANY, a stock insurance company organized under the laws of the State of Nebraska (the "COMPANY"; and together with RCHI, the "SELLER"), FOLKSAMERICA HOLDING COMPANY, INC., a New York corporation ("FHC") and FOLKSAMERICA REINSURANCE COMPANY, a stock insurance company organized under the laws of the State of New York ("FRC"; and together with FHC, the "PURCHASER").

                              W I T N E S S E T H:

         WHEREAS, the Seller wishes to sell the reinsurance operations of the Company to the Purchaser and to consummate the other transactions contemplated herein and the Purchaser wishes to purchase such reinsurance operations from the Seller and to consummate the other transactions contemplated herein, on the terms and subject to the conditions set forth herein; and

         WHEREAS, to induce the Purchaser to enter into this Agreement, Marsh & McLennan Risk Capital Holdings, Ltd., XL Capital Ltd. and The Trident Partnership, L.P. have entered into certain voting agreements with the Purchaser which are attached hereto as EXHIBIT A;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the Purchaser and the Seller hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ACCOUNTANTS OPINION" has the meaning specified in Section 2.02(b).

         "ACQUISITION AGREEMENT" has the meaning specified in Section 5.08(b).

         "ACQUISITION PROPOSAL" has the meaning specified in Section 5.08(a).

         "ACTUARIAL OPINION" has the meaning specified in Section 2.02(b).

         "ADJUSTED PURCHASE PRICE" has the meaning specified in Section 2.02(a).

         "ADJUSTMENT ALLOCATION" has the meaning specified in Section 7.05.

         "ADJUSTMENT ALLOCATION STATEMENT" has the meaning specified in Section 7.05.

         "AFFILIATE" with respect to any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, in the case of the Seller, the term "control" (or "controlled" or "controlling", as the context may require) shall have the meaning specified in Section 44-2121 under the Nebraska Insurance Code, as in effect on the date hereof, and in the case of the Purchaser, "control" (or "controlled" or "controlling", as the context may require) shall have the meaning specified in Section 1501(a)(2) of the New York Insurance Law, as in effect on the date hereof, PROVIDED, HOWEVER, that for purposes of Sections 3.02 and 5.13 of this Agreement, XL, Marsh & McLennan Companies, Inc. and Trident and their respective Subsidiaries shall be deemed Affiliates of the Company for all purposes other than with respect to Reinsurance Agreements.

         "AFFILIATE AGREEMENTS" has the meaning specified in Section 5.13(b).

         "AGREED ADJUSTMENTS" has the meaning specified in Section 2.02(b)(iv).

         "AMENDED PLANS" has the meaning specified in Section 6.03(b).

         "ANNUAL STATUTORY STATEMENTS" means (a) in the case of the Company, the Annual Statement of the Company, as filed with the Nebraska Insurance Department, for the years ended December 31, 1998, 1997 and 1996, in each case including all exhibits, interrogatories, notes and schedules thereto and any auditor's report, actuarial opinion, affirmation or certification filed in connection therewith and (b) in the case of FRC, the Annual Statement of FRC, as filed with the New York Insurance Department, for the year ended December 31, 1998, including all exhibits, interrogatories, notes and schedules thereto and any auditor's report, actuarial opinion, affirmation or certification filed in connection therewith.

         "APPLICABLE INSURANCE DEPARTMENTS" has the meaning specified in Section 5.05(a).

         "APPOINTED EXPERTS" means (i) an independent actuary and/or (ii) a firm of independent public accountants, which shall be one of the "Big Five" firms of public accountants, each of which shall be satisfactory to the Purchaser and the Seller.

         "ARROWHEAD" has the meaning specified in Section 5.05(c).

         "ARX" has the meaning specified in Section 5.05(c).

         "ASSUMED BUSINESS" means the business of the Company to be assumed by FRC pursuant to the Transfer and Assumption Agreement.

         "BEGINNING RESERVES" means, after disregarding any Agreed Adjustment for the Swiss Air Loss, the Reserves for Subject Liabilities other than CPIS Subject Liabilities set forth on the Closing Date Balance Sheet.

         "BROCKBANK TREATIES" means the Reinsurance Agreements between the Company and Brockbank/Metcalf identified by the Company as Treaty numbers AV1009 and AV1010, reinsuring Lloyd's Syndicate Nos. 588, 861 and 1209.

         "BUSINESS" means the business of the Company as it is currently conducted by the Company as of the date hereof and, when applicable, as of the Closing Date.

         "BUSINESS DAY" means a day of the year on which banks are not required or authorized to be closed in the City of New York.

         "CLOSING" has the meaning specified in Section 2.03(a).

         "CLOSING DATE" has the meaning specified in Section 2.03(a).

         "CLOSING DATE ADJUSTED GAAP BOOK VALUE" has the meaning specified in
Section 2.04(a).

        "CLOSING DATE AUDITORS' REPORT" has the meaning specified in Section 2.04(a).

         "CLOSING DATE AUDITORS' TAX REPORT" has the meaning specified in
Section 2.04(a).

         "CLOSING DATE BALANCE SHEET" has the meaning specified in Section 2.04(a).

         "CLOSING DATE BASIS REDUCTION AMOUNT" has the meaning specified in
Section 2.04(a).

         "CLOSING DATE TAX AMOUNT" has the meaning specified in Section 2.04(a).

         "CLOSING DATE TAX ASSETS" has the meaning specified in Section 2.04(a).

         "CLOSING DATE TAX BALANCE SHEET" has the meaning specified in Section 2.04(a).

         "COMMERCIALLY REASONABLE EFFORTS" of any Person means efforts of that Person that a reasonable Person would exert for its own account under similar circumstances but without the expenditure of funds except the payment of the fees and expenses of any applicable attorneys, consultants or other advisors retained by it and applicable filing fees.

         "COMPANY" means Risk Capital Reinsurance Company, a stock insurance company organized under the laws of the State of Nebraska.

         "CONFIDENTIALITY AGREEMENT" has the meaning specified in Section 5.04.

         "CONTEST" has the meaning specified in Section 7.04(b).

         "CONTINUING EMPLOYEES" has the meaning specified in Section 6.02.

         "CONTRACT" means all written mortgages, indentures, debentures, notes, loans, bonds, agreements, contracts, leases, subleases, licenses, franchises, obligations, instruments or other legally binding commitments, arrangements or undertakings of any kind (excluding Reinsurance Agreements and insurance policies) to which the Company is a party or by which the Company or any of its Properties may be bound or affected.

         "CPIS" means Capital Protection Insurance Services, LLC.

         "CPIS BOUND CEDENT" has the meaning specified in Section 3.21(b).

         "CPIS SUBJECT LIABILITIES" has the meaning specified in Section 2.02(b)(ii).

         "CREDIT FOR REINSURANCE FACILITY(IES)" means any and all reinsurance trusts, letters of credit, statutory deposits, funds withheld deposits and other similar agreements or mechanisms which have been established by, on behalf of, or for the benefit of, the Company which permits a cedent to take statutory credit for reinsurance ceded pursuant to any Reinsurance Agreement or Retrocessional Arrangement.

         "DESIGNATED INTEGRATED SOLUTIONS" has the meaning specified in Section 5.05(c).

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule, dated as of the date hereof, delivered to the Purchaser by the Seller.

         "DLJ" means Donaldson, Lufkin & Jenrette Securities Corporation.

         "EMPLOYEES" shall mean employees, former employees or independent contractors of the Company and/or the Seller.

         "ENCUMBRANCES" means any lien, pledge, mortgage, security interest, assessment, claim, lease, charge, option, right of first refusal, imperfection of title, easement, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation of any kind whatsoever.

         "ENDING RESERVES" means the Reserves for Non-CPIS Subject Liabilities as of the

Valuation Date. The determination of Ending Reserves shall be (i) conducted by the independent actuary making such determination (x) using its independent judgment based on prevailing facts, circumstances and trends, (y) in accordance with generally accepted actuarial standards and principles and (z) to the extent not inconsistent with the foregoing, in a manner and applying a method consistent with the determination of the Beginning Reserves and (ii) consistent with Purchaser's audited financial statements for the fiscal year that includes the Valuation Date. It is understood that such actuary shall in no way be inhibited in the use of its independent judgment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and interpretations thereunder.

         "ESCROW AGENT" has the meaning specified in Section 2.03(d).

         "ESCROW AGREEMENT" has the meaning specified in Section 2.03(d).

         "ESCROW AGREEMENTS" means the Escrow Agreement and the Supplemental Escrow Agreement.

         "ESTIMATED CLOSING DATE ADJUSTED GAAP BOOK VALUE" has the meaning specified in Section 2.02(d).

         "ESTIMATED CLOSING DATE BALANCE SHEET" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE BASIS REDUCTION AMOUNT" has the meaning specified in Section 2.02(d).

         "ESTIMATED CLOSING DATE COMPANY REPORT" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX AMOUNT" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX ASSETS" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX BALANCE SHEET" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX LIABILITIES" has the meaning specified in
Section 2.02(d).

         "ESTIMATED CLOSING DATE TAX REPORT" has the meaning specified in
Section 2.02(d).

         "EXCESS AVIATION PREMIUM" has the meaning specified in Section 5.16(b).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

         "EXCLUDED CLAIMS" has the meaning specified in Section 9.03(b).

         "EXCLUDED LIABILITIES" has the meaning specified in Section 2.01(d).

         "EXCLUDED SECURITIES" has the meaning specified in Section 3.07(a).

         "FHC" means Folksamerica Holding Company, Inc., a New York corporation.

         "FLEET" has the meaning specified in Section 5.05(d).

         "FRC" means Folksamerica Reinsurance Company, a New York stock insurance company.

         "GAAP" has the meaning specified in Section 2.02(b)(iii)

         "GOVERNMENTAL AUTHORITY" means any federal, state, local or foreign government, political subdivision, legislature, court, agency, department, bureau, commission or other governmental or regulatory authority, body or instrumentality, including any insurance or securities regulatory authority.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

         "INDEMNIFIED PARTY" has the meanings specified in Sections 9.02(a) and 9.03(a), as applicable.

         "INITIAL ALLOCATION" has the meaning specified in Section 7.05.

         "INITIAL ALLOCATION STATEMENT" has the meaning specified in Section
7.05.

         "INTEGRATED SOLUTIONS" has the meaning specified in Section 3.07(b).

         "INTELLECTUAL PROPERTY RIGHTS" has the meaning specified in Section
3.15

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

         "INVESTMENT PORTFOLIO" means a list provided by the Seller to the Purchaser setting forth all investments, including, without limitation, bills, notes and bonds owned by the Company which are expected to be transferred to the Purchaser as of a particular date, the issuer of the investments, the amount owned and the market value of the investments as of such date; PROVIDED, that such list shall not include publicly-traded equity securities, privately held equity securities, Integrated Solutions investments, the Company's high yield securities or securities which are illiquid.

         "IRS" means the Internal Revenue Service.

         "LIABILITY" or "LIABILITIES" means, with respect to any Person, any liability, obligation or commitment of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

         "MATERIAL ADVERSE EFFECT" means:

         (a) With respect to the Seller or the Company, any change in, or effect on, the Company or the Business which is, or which is reasonably likely to be, materially adverse to the Business, operations, assets, Liabilities, results of operations or condition (financial or otherwise) of the Company to the extent related to the Assumed Business, or which will, or is reasonably likely to, prevent the transactions contemplated by this Agreement.

         (b) With respect to the Purchaser, any change in, or effect on, the Purchaser which is, or which is reasonably likely to be, materially adverse to the Purchaser's business, operations, assets, Liabilities, results of operations or condition (financial or otherwise) on a consolidated basis, or which will, or is reasonably likely to, prevent the transactions contemplated by this Agreement.

         "MMRC" means Marsh & McLennan Risk Capital Holdings Ltd.

         "MOODY'S" means Moody's Investors Services, Inc.

         "MULTIEMPLOYER PLAN" has the meaning specified in Section 3.19(b) .

         "MULTIPLE EMPLOYER PLAN" has the meaning specified in Section 3.19(b).

         "NAIC" means the National Association of Insurance Commissioners.

         "NEBRASKA INSURANCE CODE" means the insurance laws of the State of
Nebraska,   including   the   published   rules,   regulations,   bulletins  and
interpretations promulgated thereunder.

         "NEBRASKA INSURANCE DEPARTMENT" means the Department of Insurance of the State of Nebraska.

         "NEW YORK INSURANCE CODE" means the insurance laws of the State of New York, including the published rules, regulations, bulletins and interpretations promulgated thereunder.

         "NEW YORK INSURANCE DEPARTMENT" means the Department of Insurance of the State of New York.

         "1998 REPORT" has the meaning specified in Section 2.02(b)(ii).

         "90% QUOTA SHARE AGREEMENT" has the meaning specified in Section
3.21(a).

         "NON-CPIS SUBJECT LIABILITIES" has the meaning specified in Section 2.02(b)(ii)

         "OBJECTION NOTICE" means a written notice to Purchaser that Seller disputes the Reserve Deficiency/Reserve Redundancy, Paid Losses, Ending Reserves and/or any component of any of the foregoing, and specifying in reasonable detail the Seller's reasons for such dispute.

         "OBJECTION PERIOD" means the period of sixty (60) days following Seller's receipt of the last report referred to in Section 2.05(a).

         "PAID LOSSES" means losses and loss adjustment expenses of the Assumed Business (other than losses and loss adjustment expenses paid with respect to the business produced by CPIS for the account of the Company) actually paid by or on behalf of FRC from (but excluding) the Closing Date to (and including) the Valuation Date, less (x) any amounts actually received as of the Valuation Date in respect of such losses and loss adjustment expenses pursuant to insurance, reinsurance, retrocession or similar contracts, treaties, agreements or arrangements and (y) salvage and subrogation actually received as of the Valuation Date in respect of such losses and loss adjustment expenses; PROVIDED that the portion of unallocated loss adjustment expenses included in such loss adjustment expenses shall not exceed the amount of unallocated loss adjustment expenses included in the Beginning Reserves except as the result of the recharacterization as unallocated loss adjustment expenses, pursuant to a change prescribed by the NAIC or the New York Insurance Department, of an item that at the date hereof would constitute allocated loss adjustment expenses. For purposes of this provision, unallocated loss adjustment expenses shall mean internal expenses for compensation of FRC's officers and employees and related overhead expenses. The calculation of Paid Losses shall be (x) made in accordance with GAAP and (y) consistent with Purchaser's financial statements for the fiscal period that includes the Valuation Date.

         "PERMITS" has the meaning specified in Section 3.14.

         "PERMITTED ENCUMBRANCES" has the meaning specified in Section 3.16.

         "PERSON" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

         "PLAN" and "PLANS" mean all retirement, pension, savings, profit-sharing, bonus, incentive compensation, deferred compensation, stock option or stock compensation, welfare benefit, severance or termination, change in control, stay-bonus, retention, or similar "pay-to-stay" arrangements, retiree medical, dental or life insurance, supplemental retirement, employment or consulting agreements and similar or other plans, agreements, policies, programs, contracts and arrangements (including automobile rental or usage arrangements) sponsored, maintained, executed or contributed to by the Company and/or the Seller covering Employees, including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA; PROVIDED, HOWEVER, that "Plan" shall not include plans or other arrangements of Purchaser or its subsidiaries covering Continuing Employees.

         "POST-CLOSING PERIODS" means any taxable period thereof beginning after the Closing Date. If a taxable period begins before the Closing Date and ends after the Closing Date, then the portion of the taxable period that begins on the day following the Closing Date shall constitute a Post-Closing Period.

         "PRE-CLOSING PERIOD" means any taxable period or portion thereof that is not a Post-Closing Period.

         "PROPERTY" and "PROPERTIES" mean real, personal or mixed property, tangible or intangible.

         "PROVISIONAL PURCHASE PRICE" has the meaning specified in Section 2.02(a).

         "PROXY STATEMENT" has the meaning specified in Section 3.10.

         "PURCHASED ASSETS" has the meaning specified in Section 2.01(a).

         "PURCHASER" means FRC and FHC collectively.

         "PURCHASER'S ACCOUNTANTS" has the meaning specified in Section 2.02(b)(iii).

         "PURCHASER CLOSING COSTS" has the meaning specified in Section 2.02(b)(iv).

         "QUARTERLY STATUTORY STATEMENTS" means (a) in the case of the Company, the Quarterly Statement of the Condition and Affairs of the Company, as filed with the Nebraska Insurance Department, for the quarterly periods ended March 31, June 30 and September 30, 1999 and (b) in the case of FRC, the Quarterly Statement of the Condition and Affairs of FRC, as filed with the New York Insurance Department, for the quarterly periods ended March 31, June 30 and September 30, 1999.

         "RCHI" means Risk Capital Holdings, Inc., a Delaware corporation.

         "REFERENCE DATE" means December 31, 1999.

         "REFERENCE DATE ADJUSTED GAAP BOOK VALUE" has the meaning specified in
Section 2.02(b)(iv).

         "REFERENCE DATE AUDITORS' REPORT" has the meaning specified in Section 2.02(b)(iv).

         "REFERENCE DATE AUDITORS' TAX REPORT" has the meaning specified in
Section 2.02(b)(iii).

         "REFERENCE DATE BALANCE SHEET" has the meaning specified in Section 2.02(b).

         "REFERENCE DATE BASIS REDUCTION AMOUNT" has the meaning specified in
Section 2.02(b)(iii).

         "REFERENCE DATE TAX AMOUNT" has the meaning specified in Section 2.02(b)(iv).

         "REFERENCE DATE TAX ASSETS" has the meaning specified in Section 2.02(b)(iii).

         "REFERENCE DATE TAX BALANCE SHEET" has the meaning specified in Section 2.02(b)(iii).

         "REFERENCE DATE TAX LIABILITIES" has the meaning specified in Section 2.02(b)(iii).

         "REINSURANCE AGREEMENTS" has the meaning specified in Section 3.17(a).

         "RESERVES" means all unearned premium reserves and all reserves for incurred losses including, without limitation, case reserves, reserves for incurred but not reported losses and reserves for loss adjustment expenses, both allocated and unallocated, and also any adjustments to such items on account of reinsurance receivables, salvage and subrogation, reinsurance retrospective premiums and reinsurance profit commissions.

         "RESERVE DEFICIENCY" has the meaning specified in Section 2.05(a)(iii).

         "RESERVE REDUNDANCY" has the meaning specified in Section 2.05(a)(iii).

         "RETAINED EMPLOYEES" has the meaning specified in Section 6.03(a).

         "RETAINED NAMES AND MARKS" has the meaning specified in Section 5.07.

         "RETROCESSION AGREEMENT" has the meaning specified in Section 3.17(c).

         "RUNOFF COVERAGE" has the meaning specified in Section 5.16(a).

         "RUNOFF COVERAGE PREMIUM SHORTFALL" has the meaning specified in
Section 5.16(b).

         "SAP" means, with respect to a reinsurance or insurance company, the statutory accounting procedures and practices prescribed or permitted from time to time by the National Association of Insurance Commissioners and the Nebraska Insurance Department with respect to the Company or the New York Insurance Department with respect to FRC and applied in a consistent manner throughout the periods involved.

         "S&P" means Standard & Poor's Ratings Group.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1993, as amended, together with the rules and regulations promulgated thereunder.

         "SELLER" means RCHI and the Company, collectively.

         "SELLER FINANCIAL STATEMENTS" has the meaning specified in Section 3.05(b).

         "SELLER SEC DOCUMENTS" means all reports, schedules, registration statements and definitive proxy statements filed by RCHI with the SEC since January 1, 1999.

         "SELLER'S ACCOUNTANTS" has the meaning specified in Section 2.02(b)(i).

         "SELLER'S ACTUARIES" has the meaning specified in Section 2.02(b).

         "SELLER'S STOCKHOLDER APPROVAL" has the meaning specified in Section 3.01.

         "SENIOR EXECUTIVES" has the meaning specified in Section 6.03(a).

         "SEPTEMBER 30 BALANCE SHEET" has the meaning specified in Section 3.05(d).

         "SEVERANCE PLAN" has the meaning specified in Section 6.03(b).

         "SETTLEMENT DATE" means (a) if Seller does not give an Objection Notice within the Objection Period, the second Business Day following the end of the Objection Period, and (b) if Seller gives an Objection Notice within the Objection Period, the second Business Day following the later of (x) the determinations and confirmations by the Appointed Experts pursuant to Section 2.05(b) or (y) resolution of any dispute regarding Paid Losses.

         "60 DAY PERIOD" has the meaning specified in Section 6.03(a).

         "SOFTWARE LICENSES" has the meaning specified in Section 5.15.

         "SPECIAL MEETING" has the meaning specified in Section 3.10.

         "SUBJECT LIABILITIES" has the meaning specified in Section 2.02(b)(ii).

         "SUBSIDIARY" means any and all other corporations, limited liability companies, partnerships, joint ventures, associations and other entities of which the Company, directly or indirectly (through one or more Subsidiaries or otherwise), owns or controls more than 50% of the voting securities or other voting interests.

         "SUNSHINE" has the meaning specified in Section 5.05(c).

         "SUPPLEMENTAL ESCROW AGREEMENT" has the meaning specified in Section 2.04(b)(iii).

         "SUPERIOR PROPOSAL" has the meaning specified in Section 5.08(b).

         "SWISS AIR LOSS" has the meaning specified in Section 2.02(b)(ii).

         "TAX" or "TAXES" means (i) all taxes, fees, duties and other assessments imposed by the United States or any state, local or foreign government or political subdivision or taxing authority thereof or therein, including, without limitation, any income, estimated, premium, profits, windfall profits, environmental, alternative, minimum, license, import, transfer, registration, stamp, franchise, sales, use, value added, gross receipts, excise, utility, property (real or personal), severance, ad valorem, net proceeds, deed, lease, service, capital, customs, occupation, payroll, wage, workman's compensation, employment, withholding and social security taxes, including all interest, penalties and additions to taxes imposed by any taxing authority with respect thereto, whether disputed or not and (ii) any liability of the Company for amounts described in clause
     (i) as a result of being a member of any affiliated, consolidated, combined or unitary group on or prior to the Closing Date.

         "TAX RETURN" means any return, report or statement (including any information returns) required to be filed for purposes of a particular Tax.

         "TERMINATION FEE" has the meaning specified in Section 5.09(b).

         "THIRD PARTY" has the meaning specified in Section 5.09(b).

         "TRANSFER AND ASSUMPTION AGREEMENT" has the meaning specified in
Section 2.01(c).

         "TREASURY REGULATIONS" means regulations promulgated by the U.S. Treasury under the Internal Revenue Code.

         "TREATY LIABILITIES" has the meaning specified in Section 2.01(b).

         "TRIDENT" means Trident Partnership, L.P.

         "VALUATION DATE" means the fifth anniversary of the Closing Date

         "XL" means XL Capital Ltd.

                                   ARTICLE II

                    PURCHASE AND SALE OF THE ASSUMED BUSINESS

         SECTION 2.01. PURCHASE OF THE ASSUMED BUSINESS.

         (a) On the Closing Date and subject to the terms and conditions stated in this Agreement, the Company shall sell to FRC, and RCHI shall cause the Company to sell to FRC, and FRC shall purchase from the Company, as provided in
Section 2.03(b), all of the Company's right, title and interest in and to the following assets related to the Assumed Business (the "PURCHASED ASSETS"):

      (i)      Fixed Income Securities at market value;
      (ii)     Cash and Accrued Investment Income;
      (iii)    Premiums Receivables;
      (iv)     Reinsurance Recoverables;
      (v)      Deferred Acquisition Costs;
      (vi)     Deferred Tax Assets;
      (vii)    Funds Held;
      (viii)   Contingent Commissions Recoverables; and
      (ix)     Related and Incidental Assets as specified in the Transfer and
                                    Assumption Agreement.

         (b) In consideration of the sale, transfer, conveyance and assignment of the Purchased Assets and in reliance on the representations and warranties made herein by the Seller and the Company, FRC agrees to, and the Purchaser agrees to cause FRC to, assume the Treaty Liabilities (as defined in the Transfer and Assumption Agreement) reflected on the Closing Date Balance Sheet.

         (c) The transfer of the Purchased Assets and assumption of the Treaty Liabilities shall be further evidenced by the execution on the Closing Date by the Company and FRC of a portfolio transfer and assumption reinsurance agreement in the form annexed hereto as EXHIBIT B (together with all other assignments, bills of sale, assignment and assumption agreements and other title transfer documentation necessary to effectuate the transfer of the Purchased Assets and assumption of the Treaty Liabilities, collectively the "TRANSFER AND ASSUMPTION AGREEMENT").

         (d) Notwithstanding the foregoing, the Purchaser shall not assume, and shall not at any time hereafter (including on or after the Closing Date) become obligated to pay, perform, satisfy or discharge, any Liabilities (whether or not asserted prior to the Closing Date) of the Seller, or of any of its Affiliates, Subsidiaries, Plans or any shareholder of Seller, other than the Treaty Liabilities (such Liabilities not being assumed being hereinafter referred to as the "EXCLUDED LIABILITIES"). The assumption by the Purchaser of the Treaty Liabilities shall in no way expand the rights or remedies of third parties against FRC as compared to the rights and remedies which such parties would have had against the Company had the transactions contemplated by this Agreement not been consummated.

         SECTION 2.02. PURCHASE PRICE.

         (a) The purchase price for the Assumed Business shall be equal to $15 million (the "PROVISIONAL PURCHASE PRICE"), which amount shall be redetermined and adjusted to reflect the Closing Date Adjusted GAAP Book Value of the Assumed Business, determined as provided in Section 2.04(a) (the "ADJUSTED PURCHASE PRICE"). At the Closing, the Purchaser shall be entitled to a credit against the Provisional Purchase Price equal to the Estimated Closing Date Tax Amount determined as provided in Section 2.03(c), which credit shall be redetermined and adjusted to reflect the Closing Date Tax Amount as provided in Section 2.04(a).

         (b) Reference Date Adjusted GAAP Book Value and Reference Date Tax Amount shall be determined as follows:

                  (i) Promptly after the Reference Date, the Seller shall cause an audit of the accounts and records of the Seller (on a consolidated basis) at the Reference Date to be conducted by PricewaterhouseCoopers, the Seller's independent public accountants ("SELLER'S ACCOUNTANTS"), in accordance with generally accepted auditing standards in the case of the Reference Date Adjusted GAAP Book Value.

                  (ii) Promptly after the Reference Date, the Seller shall also cause an evaluation (on both a gross and net of reinsurance basis) of the loss and loss adjustment expense Liabilities of the Company arising under the Reinsurance Agreements set forth in Section 3.17(b)(1) and
         Section 3.17(c)(1) of the Disclosure Schedule (collectively, the "SUBJECT LIABILITIES") at the Reference Date to be conducted by William
         M. Mercer, Incorporated, the Seller's actuaries ("SELLER'S ACTUARIES") in accordance with generally accepted actuarial standards and principles consistent with those applied in the evaluation of loss reserves as of December 31, 1998 of the Company by the Seller's Actuaries, which is attached hereto as EXHIBIT C (the "1998 REPORT"), except that such evaluation at the Reference Date shall (A) exclude any Subject Liabilities and premiums associated with the Brockbank Treaties and (B) separately evaluate (x) Subject Liabilities associated with business produced by CPIS for the account of the Company (the "CPIS SUBJECT LIABILITIES"), (y) Subject Liabilities associated with the Swiss Air Flight 111 loss, (the "SWISS AIR LOSS") and (z) all other Subject Liabilities of the Company (the "NON-CPIS SUBJECT LIABILITIES"). Promptly following the conclusion of such evaluation, Seller's Actuaries shall issue their opinion (the "ACTUARIAL OPINION") that, with respect to each of the matters severally set forth in clauses (x), (y) and (z) of the preceding sentence, in their opinion the amount of Subject Liabilities recorded by the Company as at the Reference Date (A) meet the requirements of the insurance laws of the State of Nebraska; (B) are computed in accordance with generally accepted loss reserving standards and principles; and (C) make a reasonable provision for all unpaid loss and loss adjustment expense obligations of the Company under the terms of the Reinsurance Agreements set forth in Section 3.17(b)(1) and Section 3.17(c)(1) of the Disclosure Schedule. Copies of the Actuarial Opinion shall be delivered to the Seller, the Seller's Accountants, the Purchaser and the Purchaser's Accountants.

                  (iii) During the period of the audit, Seller's Accountants shall keep the Purchaser and an independent public accounting firm designated by the Purchaser ("PURCHASER'S ACCOUNTANTS"), fully informed as to the progress of the audit. Upon conclusion of the audit, Seller shall submit to the Purchaser and Purchaser's Accountants (A) a balance sheet of the Assumed Business at the Reference Date in the form of EXHIBIT D hereto (the "REFERENCE DATE BALANCE SHEET") prepared in accordance with United States generally accepted accounting principles ("GAAP"), (B) an unqualified opinion of Seller's Accountants (the "ACCOUNTANTS OPINION") stating that the Reference Date Balance Sheet
         (x) has been prepared in accordance with GAAP and (y) presents fairly, in all material respects, the financial position of the Assumed Business at the Reference Date, (C) a tax balance sheet of the Assumed Business at the Reference Date (the "REFERENCE DATE TAX BALANCE SHEET") prepared in accordance with applicable U.S. federal income tax provisions setting forth the tax basis of the assets specified in
         Section 2.01(a) (other than deferred tax assets and deferred acquisition costs and determined by using the fair market value of the fixed income securities instead of tax basis) (the "REFERENCE DATE TAX ASSETS") and setting forth the Liabilities specified in Section 2.01(b) (other than deferred tax liabilities) determined in accordance with
         Section 1060 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder (the "REFERENCE DATE TAX LIABILITIES"), (D) a computation of the Reference Date Tax Amount and (E) a report by the Seller's Accountants as to the application to the Reference Date Tax Balance Sheet and the Reference Date Tax Amount (as defined below) of specified procedures reasonably agreed upon by Seller and Purchaser (the "REFERENCE DATE AUDITORS' TAX REPORT").

                  (iv) The Reference Date Balance Sheet shall also be accompanied by a report of Seller's Accountants (the "REFERENCE DATE AUDITORS' REPORT") setting forth a computation of the Reference Date Adjusted GAAP Book Value (as defined below). As used in this Section 2.02(b), the term "REFERENCE DATE ADJUSTED GAAP BOOK VALUE" shall mean the assets of the Company minus the Liabilities of the Company as reflected on the Reference Date Balance Sheet, adjusted (i) so that no value is attributed to any assets or Liabilities other than those specified in Section 2.01(a) and Section 2.01(b) above (it being understood that no Excluded Securities or securities rated below investment grade will be included for purposes of Sections 2.02(d) and 2.04); (ii) so as to establish an amount of cash equivalents and fixed income securities (including accrued income) with a fair market value determined in accordance with GAAP such that the fair market value of the cash equivalents and fixed income securities (including accrued income) is equal to the excess of (A) the Liabilities specified in Section 2.01(b) over (B) the assets (other than cash equivalents and fixed income securities) specified in Section 2.01(a); (iii) so as to eliminate any assets and Liabilities in respect of the Brockbank Treaties; and (iv) so as to eliminate from the Reserves in respect of the Swiss Air Loss any increase in the amounts thereof from the amounts thereof included in the September 30 Balance Sheet (as defined in Section 3.05(d)) up to an aggregate of $5 million, net of all Tax effects (the adjustments set forth in clauses (i) through (iv) above, collectively the "AGREED ADJUSTMENTS"). The Reference Date Balance Sheet shall segregate in a separate line item the Excluded Securities. The Reference Date Tax Balance Sheet shall also be accompanied by the Reference Date Auditors' Tax Report. The "REFERENCE DATE TAX AMOUNT" shall mean (A) if the Reference Date Basis Reduction Amount (as defined below) is not in excess of $15 million, the lesser of (i) the product of (x) 17.5% and (y) the Reference Date Basis Reduction Amount and (ii) $2 million and (B) if the Reference Date Basis Reduction Amount is greater than $15 million, the sum of (i) $2 million and (ii) the product of (a) 35% and (b) the excess of the Reference Date Basis Reduction Amount over $15 million. The "REFERENCE DATE BASIS REDUCTION AMOUNT" shall mean the excess, if any, of the Reference Date Tax Assets over the sum of (i) Reference Date Tax Liabilities, (ii) the Provisional Purchase Price, and (iii) the sum of the transaction costs of the Purchaser as estimated in good faith by Purchaser (including legal accounting and investment banking fees and expenses) and the amount of the payment under Section 6.04 hereof ("PURCHASER CLOSING COSTS").

                  (v) Purchaser shall notify the Seller of the Purchaser's good faith estimate of Purchaser Closing Costs at least five (5) Business Days prior to each date Seller is required to deliver the items required to be delivered pursuant to Sections 2.02(b)(iii), 2.02(d) and 2.04(a).

         (c) Promptly following the delivery of the Reference Date Balance Sheet, the Reference Date Auditors' Report, the Reference Date Tax Balance Sheet, the computation of the Reference Date Tax Amount, the Reference Date Auditors' Tax Report and the Accountants Opinion pursuant to Section 2.02(b), Seller shall make available to the Purchaser and Purchaser's Accountants for review such information regarding the accounts and records of the Company from Seller's Accountants' work papers as the Purchaser and Purchaser's Accountants may reasonably request. The Seller shall provide the Purchaser and Purchaser's Accountants with full access to any accounting and tax records pertaining to the Assumed Business for the purpose of such review. In the event that within thirty
(30) days after the receipt by Purchaser's Accountants of such materials, Seller's Accountants and Purchaser's Accountants are unable to agree on the manner in which any item or items were treated in the Reference Date Balance Sheet or the Reference Date Tax Balance Sheet, in the computation of the Reference Date Adjusted GAAP Book Value contained in the Reference Date Auditors' Report or in the computation of the Reference Date Tax Amount, then a separate written report of such item or items shall be made by each such accounting firm in concise form and both reports shall be submitted promptly to the Seller and the Purchaser for consideration and settlement. The Seller and the Purchaser shall then in good faith endeavor to resolve such treatment and agree upon the computation of the Reference Date Adjusted GAAP Book Value or the Reference Date Tax Amount as soon as possible. If the Seller and the Purchaser are unable to agree thereon within ten (10) Business Days after receipt of such reports, then such item or items shall be referred promptly to an Appointed Expert for resolution within ten (10) Business Days from the date of such referral; and the manner in which such Appointed Expert shall in writing determine that such item or items should be treated in the computation of the Estimated Closing Date Adjusted GAAP Book Value and Closing Date Adjusted GAAP Book Value (as those terms are defined in Section 2.02(d) and Section 2.04(a), respectively) and of the Estimated Closing Date Tax Amount and Closing Date Tax Amount (as those terms are defined in Section 2.02(d) and Section 2.04(a), respectively) shall be final; PROVIDED, HOWEVER, that the Purchaser shall not be entitled to dispute the Subject Liabilities component of the Reference Date Balance Sheet. The Seller shall pay the fees and expenses of Seller's Accountants and the Purchaser shall pay the fees and expenses of Purchaser's Accountants in connection with any auditing and accounting services performed pursuant to this Section 2.02(c). The fees and expenses of such Appointed Expert, if retained pursuant to this Section 2.02(c), shall be borne equally by the Seller and the Purchaser.

         (d) Within three (3) Business Days prior to the Closing Date, the Seller shall prepare an estimated balance sheet in the form of EXHIBIT D hereto (the "ESTIMATED CLOSING DATE BALANCE SHEET") and a report of the Company (the "ESTIMATED CLOSING DATE COMPANY REPORT") setting forth the computation of the Estimated Closing Date Adjusted GAAP Book Value (as defined below), an estimated tax balance sheet of the Company as of the Closing Date (the "ESTIMATED CLOSING DATE TAX BALANCE SHEET") and a report of the Company (the "ESTIMATED CLOSING DATE TAX REPORT") setting forth the computation of the Estimated Closing Date Tax Amount (as defined below). Each of the foregoing (A) shall be produced in accordance with the procedures specified in Section 2.02(b) but shall not be subject to dispute in the absence of manifest error; (B) shall be consistent with prior periods and calculations including any dispute resolution previously conducted pursuant to Section 2.02(c); and (C) shall take into account adjustments in the value of the assets and Liabilities of the Company having occurred, or reasonably estimated to have occurred, between the Reference Date and the Closing Date; PROVIDED, HOWEVER, the foregoing need not be audited but shall include all adjustments necessary for a fair statement of the results for the interim period. As used in this
Section 2.02(d), the term "ESTIMATED CLOSING DATE ADJUSTED GAAP BOOK VALUE" shall mean the assets of the Company minus the Liabilities of the Company as reflected on the Estimated Closing Date Balance Sheet, adjusted in accordance with the Agreed Adjustments (and disregarding the payment of premiums to the Purchaser under Section 5.16 and all premiums paid under Section 5.17). As used in this Section 2.02(d), the term "ESTIMATED CLOSING DATE TAX AMOUNT" shall mean
(A) if the Estimated Closing Date Basis Reduction Amount (as defined below) is not in excess of $15 million, the lesser of (i) the product of (x) 17.5% and (y) the Estimated Closing Date Basis Reduction Amount and (ii) $2 million and (B) if the Estimated Closing Date Basis Reduction Amount is greater than $15 million, the sum of (i) $2 million and (ii) the product of (a) 35% and (b) the excess of the Estimated Closing Date Basis Reduction Amount over $15 million. The "ESTIMATED CLOSING DATE BASIS REDUCTION AMOUNT" shall mean the excess, if any, of the Estimated Closing Date Tax Assets over the sum of (i) the Estimated Closing Date Tax Liabilities, (ii) the Provisional Purchase Price, and (iii) the Purchaser Closing Costs. The "ESTIMATED CLOSING DATE TAX ASSETS" shall mean the tax basis of the assets specified in Section 2.01(a) (other than deferred tax assets and deferred acquisition costs and determined by using the fair market value of fixed income securities instead of tax basis) prepared in accordance with applicable U.S. federal income tax provisions consistently applied with prior periods and before giving effect to the purchase or sale of assets by Purchaser and the "ESTIMATED CLOSING DATE TAX LIABILITIES" shall mean the Liabilities specified in Section 2.01(b) (other than deferred tax Liabilities) determined in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder, each of which shall be set forth in the Estimated Closing Date Tax Balance Sheet.

         SECTION 2.03. CLOSING.

         (a) Subject to the terms and conditions of this Agreement, the sale and purchase of the Assumed Business contemplated hereby shall take place at a closing (the "CLOSING") at 10:00 a.m., local time, on the fifth Business Day after the satisfaction or waiver of all of the conditions to closing set forth in Article VIII, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, or at such other time or on such other date or at such other place as the Seller and the Purchaser may mutually agree upon in writing (the date on which the Closing takes place being the "CLOSING DATE").

         (b) At the Closing, each of the Company and FRC shall deliver or cause to be delivered to the other a duly executed Transfer and Assumption Agreement, and the Company shall pursuant thereto sell, transfer and assign to FRC the Purchased Assets in the respective amounts included in the calculation of Estimated Closing Date Adjusted GAAP Book Value as provided in Section 2.02(d), and FRC shall pursuant thereto assume from the Company the Treaty Liabilities calculated as of the Closing Date by reference to the Estimated Closing Date Adjusted GAAP Book Value.

         (c) At the Closing, the Purchaser shall pay to the Seller in cash by wire transfer (to an account designated by the Seller in writing at least three
(3) Business Days prior to Closing), bank check, certified check or any other instrument agreed to by the Purchaser and the Seller in advance, the (i) Provisional Purchase Price, plus (ii) the payments contemplated by Sections 5.17 and 6.04 and minus (iii) the Estimated Closing Date Tax Amount and the payment, if any, contemplated by Section 5.16. In addition, the Seller and the Purchaser shall deliver to each other the opinions, certificates and other documents described in Article VIII hereof.

         (d) At the Closing, an escrow agreement substantially in the form annexed hereto as EXHIBIT E (the "ESCROW AGREEMENT") shall be executed and delivered by the parties thereto. Seller shall at the Closing deposit or cause to be deposited with Citibank, N.A. or another mutually acceptable financial institution, as escrow agent (the "ESCROW AGENT"), $20 million, such funds to be held, invested and released by the Escrow Agent in accordance with the Escrow Agreement.

         SECTION 2.04. CERTAIN POST-CLOSING PAYMENTS.

         (a) Promptly following the Closing Date, the Seller shall cause an audit of the accounts and records of the Company at the Closing Date to be conducted as of such Closing Date, and for an actuarial evaluation of the Subject Liabilities of the Company to be performed as of such Closing Date, in accordance with the procedures specified in Section 2.02(b). Upon conclusion of the actuarial evaluation and the audit, a balance sheet of the Company at such Closing Date in the form of EXHIBIT D hereto (the "CLOSING DATE BALANCE SHEET") and a report of Seller's Accountants (the "CLOSING DATE AUDITORS' REPORT") setting forth the computation of the Closing Date Adjusted GAAP Book Value (as defined below), a tax balance sheet of the Company at such Closing Date (the "CLOSING DATE TAX BALANCE SHEET"), a computation of the Closing Date Tax Amount, a report of Seller's Accountants (the "CLOSING DATE AUDITORS' TAX REPORT") as to the application to the Closing Date Tax Balance Sheet and the Closing Date Tax Amount of the procedures referred to in Section 2.02(b)(iii)(E) and setting forth the computation of the Closing Date Tax Amount (as defined below), an Accountants Opinion with respect to the Closing Date Balance Sheet and an Actuarial Opinion as at the Closing Date shall be produced. Each of the foregoing (A) shall be produced in accordance with the procedures specified in
Section 2.02(b) and (c) including, without limitation, the dispute resolution procedures therein contemplated; (B) shall be consistent with prior periods and calculations including any dispute resolution previously conducted pursuant to
Section 2.02(c); and (C) shall take into account adjustments in the amounts of the assets and Liabilities of the Company having occurred between the Reference Date and the Closing Date. Notwithstanding the foregoing, (A) the CPIS Subject Liabilities recorded by the Company as at the Closing Date shall not be more than two percent (2%) less than the Seller's Actuaries' estimate for such Subject Liabilities as at the Closing Date as specified in its Actuarial Opinion as at the Closing Date and (B), after disregarding any Agreed Adjustment for the Swiss Air Loss, the Reserves for the Subject Liabilities other than the CPIS Subject Liabilities recorded by the Company as at the Closing Date shall not be more than the sum of X and Y (the "NON-CPIS MARGIN") less than the Seller's

Actuaries' estimate for such Subject Liabilities as at the Closing Date as specified in its Actuarial Opinion as at the Closing Date, with "X" being equal to $5 million and "Y" being equal to one-half percent (0.5%) of such Seller's Actuaries' estimate. Subject to the preceding sentence, the Purchaser shall not be entitled to dispute (and the dispute provisions of this Section 2.04 shall not apply to) the Subject Liabilities component of the Closing Date Balance Sheet. As used in this Section 2.04(a), the term "CLOSING DATE ADJUSTED GAAP BOOK VALUE" shall mean the assets of the Company minus the Liabilities of the Company as reflected on the Closing Date Balance Sheet, adjusted (which adjustment may result in a negative number) in accordance with the Agreed Adjustments (excluding clause (ii) of the definition thereof and disregarding the premiums paid to Purchaser pursuant to Section 5.16 and all premiums paid under Section 5.17) and, if the deficiency in the CPIS Subject Liabilities exceeds two percent (2%), further adjusted to restate the CPIS Subject Liabilities at an amount equal to the Seller's Actuaries' estimate of such Subject Liabilities as at the Closing Date as specified in its Actuarial Opinion as at the Closing Date reduced by two percent (2%), and further, if the deficiency in the Reserves for the Subject Liabilities other than the CPIS Subject Liabilities exceeds the Non-CPIS Margin, further adjusted to restate the Reserves for the Subject Liabilities other than the CPIS Subject Liabilities at an amount equal to the Seller's Actuaries' estimate of such Subject Liabilities as at the Closing Date as specified in its Actuarial Opinion as at the Closing Date reduced by the Non-CPIS Margin. As used in this Section 2.04(a), the term "CLOSING DATE TAX AMOUNT" shall mean (A) if the Closing Date Basis Reduction Amount (as defined below) is not in excess of $15 million, the lesser of (i) the product of (x) 17.5% and (y) the Closing Date Basis Reduction Amount and (ii) $2 million and (B) if the Closing Date Basis Reduction Amount is greater than $15 million, the sum of (i) $2 million and (ii) the product of (a) 35% and (b) the excess of the Closing Date Basis Reduction Amount over $15 million. The "CLOSING DATE BASIS REDUCTION AMOUNT" shall mean the excess, if any, of the Closing Date Tax Assets over the sum of (i) the Closing Date Tax Liabilities, (ii) the Provisional Purchase Price (taking into account only those post-Closing Date adjustments to the Provisional Purchase Price under this Section 2.04(a)), and
(iii) Purchaser Closing Costs. The "CLOSING DATE TAX ASSETS" shall mean the tax basis of the assets specified in Section 2.01(a) (other than deferred tax assets and deferred acquisition costs and determined using the fair market value of fixed income securities rather than their tax basis) prepared in accordance with applicable U.S. federal income tax provisions consistently applied with prior periods and before giving effect to the purchase of such assets by Purchaser and "CLOSING DATE TAX LIABILITIES" shall mean Liabilities specified in Section 2.01(b) (other than deferred tax liabilities) determined in accordance with
Section 1060 of the Internal Revenue Code, each of which shall be set forth in the Closing Date Tax Balance Sheet. Prior to the delivery of the final Closing Date Balance Sheet, the final Closing Date Tax Balance Sheet, the final Closing Date Auditors' Report, the final computation of the Closing Date Tax Amount, the final Accountants Opinion and the final Closing Date Auditors' Tax Report pursuant to this Section 2.04(a), the Seller's Accountants, Purchaser's Accountants, the Company, the Seller and the Purchaser shall with respect thereto follow the procedures (including, without limitation, the dispute resolution procedures and payment of fees and expenses) specified in Section 2.02(b) and (c).

         (b) Within five (5) Business Days after the date on which the computation of the Closing Date Adjusted GAAP Book Value and the Closing Date Tax Amount has become final pursuant to the procedures referred to in Section 2.04(a):

                  (i) if (i) the Closing Date Adjusted GAAP Book Value minus the Closing Date Tax Amount is less than (ii) the Estimated Closing Date Adjusted GAAP Book Value minus the Estimated Closing Date Tax Amount, then the Seller shall pay to the Purchaser in cash the full amount of such difference, by wire transfer (to an account designated by the Purchaser in writing at least three (3) Business Days prior to such payment), bank check, certified check or any other instrument agreed to by the Purchaser and the Seller in advance; or

                  (ii) if (i) the Closing Date Adjusted GAAP Book Value minus the Closing Date Tax Amount is greater than (ii) the Estimated Closing Date Adjusted GAAP Book Value minus the Estimated Closing Date Tax Amount, then the Purchaser shall pay to the Seller in cash the full amount of such difference, by wire transfer (to an account designated by the Seller in writing at least three (3) Business Days prior to such payment), bank check, certified check or any other instrument agreed to by the Purchaser and the Seller in advance;

                  (iii) if, after disregarding any Agreed Adjustment for the Swiss Air Loss, the Reserves for the Subject Liabilities other than the CPIS Subject Liabilities recorded by the Company as at the Closing Date are more than one-half percent (0.5%) less than the Seller's Actuaries' estimate for such Subject Liabilities as at the Closing Date as specified in its Actuarial Opinion as at the Closing Date, then (i) an escrow agreement substantially in the form annexed hereto as EXHIBIT F (the "SUPPLEMENTAL ESCROW AGREEMENT") shall be executed and delivered by the parties hereto and (ii) Seller shall deposit or cause to be deposited an amount, if any, equal to the excess of the deficiency over such one-half percent (0.5%) with the Escrow Agent pursuant to the Supplemental Escrow Agreement, PROVIDED HOWEVER, that the maximum amount to be so deposited shall be $5 million.

                  (iv) in each case under clauses (i) and (ii), together with interest on the amount of such difference for the period from the Closing Date until the date of payment at an effective annual rate equal to the annual interest rate for 90-day United States Treasury Bills prevailing on the Closing Date plus 50 basis points.

         SECTION 2.05. NON-CPIS SUBJECT LIABILITY REDUNDANCY ADJUSTMENTS.

         (a) REPORTS ON PAID LOSSES, ENDING RESERVES AND RESERVE DEFICIENCY/ REDUNDANCY CALCULATION. As soon as practicable (but not later than ninety (90) days) after the Valuation Date, the Purchaser shall deliver to Seller each of the following:

                  (i) A report of independent public accountants designated by Purchaser (who may also be the independent public accountants of Seller or Purchaser but shall not be an employee of either) setting forth the amount of Paid Losses and showing in reasonable detail the calculation thereof.

                  (ii) A report by an independent actuary designated by Purchaser (who may also be the independent actuary of Seller or Purchaser but shall not be an employee of either) setting forth the amount of Ending Reserves and showing in reasonable detail the calculation thereof.

                  (iii) A report of independent public accountants designated by Purchaser (who may also be the independent public accountants of Seller or Purchaser) setting forth the difference of (1) the Beginning Reserves over (2) the sum of Paid Losses plus Ending Reserves. Such difference shall be called "RESERVE DEFICIENCY" if it is negative and "RESERVE REDUNDANCY" if it is positive. Such report shall show such calculation in reasonable detail.

         (b) DISPUTES

                  (i) If at any time within the Objection Period Seller gives an Objection Notice, Appointed Experts shall be engaged to separately determine the Reserve Deficiency/Reserve Redundancy, and/or Ending Reserves and confirm the calculation of Paid Losses within forty-five
         (45) days of the date Seller gives such notice. The determination by an actuary that is an Appointed Expert shall be conducted (x) using its independent judgment based on prevailing facts, circumstances and trends, (y) in accordance with generally accepted actuarial standards and principles, and (2) to the extent not inconsistent with the foregoing, in a manner and applying a method consistent with the determination of the Beginning Reserves. It is understood that such actuary shall in no way be inhibited in the use of its independent judgment. Except as provided in subsection (iii) below, the Appointed Experts' determinations and confirmations shall be final and binding on all parties. Fees and expenses of the Appointed Experts shall be borne equally by Purchaser and Seller.

                  (ii) Purchaser and Seller agree to cooperate with and use all commercially reasonable efforts to assist the Appointed Experts, including by furnishing all information reasonably requested by them, in performing the services specified hereby, and to negotiate in good faith to resolve the disputes under sub-sections (i) and (iii) of this
         Section 2.05(b).

                  (iii) Seller shall be entitled to dispute Paid Losses the calculation of which shall have been confirmed by the Appointed Experts only to the extent

         Seller can show that Paid Losses shall not have been incurred by Purchaser in its exercise of the reasonable business judgment of a reasonable reinsurer under similar circumstances where it would bear the entire cost of such Paid Losses (it being recognized that Purchaser's rights to control payment of losses by cedent are limited).

         (c) On the Settlement Date, if there is a Reserve Redundancy, then the Purchaser shall pay to the Seller in cash the full amount of such Reserve Redundancy up to $2 million, by wire transfer (to an account designated by the Seller in writing at least three (3) Business Days prior to such payment), bank check, certified check or any other instrument agreed by the Purchaser and the Seller in advance.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         As an inducement to the Purchaser to enter into this Agreement, the Company and RCHI, jointly and severally, hereby represent and warrant to the Purchaser as follows:

         SECTION 3.01. INCORPORATION AND AUTHORITY OF THE SELLER. Each of RCHI and the Company is a company duly organized, validly existing and in good standing under the laws of the State of Delaware, in the case of RCHI, or the laws of the State of Nebraska, in the case of the Company, and has all necessary corporate power and authority to own, lease and operate its respective Properties, to conduct its respective business as now being conducted and to enter into this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement and each other agreement and instrument required to be executed and delivered by it pursuant hereto, and, subject to the approval of this Agreement and the transactions contemplated hereby by the requisite vote of the stockholders of RCHI (the "SELLER'S STOCKHOLDER APPROVAL") to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of RCHI and the Company of this Agreement, the Escrow Agreement, the Transfer and Assumption Agreement and each other agreement and instrument required to be executed and delivered by it pursuant hereto, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by all requisite corporate action, subject to the Seller's Stockholder Approval. This Agreement has been, and at the Closing the Escrow Agreement, the Transfer and Assumption Agreement and the other agreements and instruments required pursuant hereto and to which RCHI or the Company is a party will have been, duly and validly executed and delivered by RCHI and the Company, and (assuming due authorization, execution and delivery by the Purchaser of this Agreement and by the Purchaser and each other party (other than the Seller) to any other document delivered hereunder), each of this Agreement, the Escrow Agreement, the Transfer and Assumption Agreement and such other documents at the Closing will constitute a legal, valid and binding obligation of RCHI and the Company, enforceable against RCHI and the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures which, individually or in the aggregate, would not have a Material Adverse Effect. The Company is licensed or authorized to write reinsurance or insurance in each of the jurisdictions listed in Section 3.01 of the Disclosure Schedule. True and correct copies of the licenses issued by each such jurisdiction have been provided to the Purchaser.

         SECTION 3.02. NECESSARY PROPERTY HELD BY SUBSIDIARIES OR AFFILIATES. There are no assets or Properties owned by, or in the possession of, the Seller or any Subsidiary (or any other Affiliate of the Company) which are material to and required in the conduct of the Assumed Business. Except as set forth in
Section 3.02 of the Disclosure Schedule, none of the Subsidiaries nor any other Affiliate of the Company has any debts, Liabilities, obligations or other commitments (other than those which are to be satisfied prior to Closing pursuant to Section 5.13 hereof or those arising under the Reinsurance Agreements disclosed in Section 3.17(b)(1) and Section 3.17(c)(1) of the Disclosure Schedule) relating to the Assumed Business for which the Company may be liable.

         SECTION 3.03. NO CONFLICT.

         (a) Except as set forth in Section 3.03 of the Disclosure Schedule, neither RCHI nor the Company is in violation or default in any material respect (and is not in default in any respect regarding any indebtedness, loan or credit agreement) under any indenture, agreement or instrument involving or relating to the Assumed Business to which it is a party or by which it or any of its assets or properties relating to the Assumed Business may be bound. Neither RCHI nor the Company is in default under any order, writ, injunction, judgment or decree of any Governmental Authority or arbitrator(s) relating to the Assumed Business.

         (b) Assuming all consents, approvals, authorizations, orders and other actions described in Section 3.04 have been obtained and/or taken, and all filings and notifications described in Section 3.04 have been made, except as may result from any facts or circumstances relating solely to the Purchaser or its Affiliates, the execution, delivery and performance of this Agreement and the Escrow Agreements by the Seller and of the Transfer and Assumption Agreement by the Company, the transfer of the Assumed Business pursuant to this Agreement and the Transfer and Assumption Agreement and the consummation by RCHI and the Company of the transactions contemplated hereby and thereby do not and will not
(a) violate or conflict with the respective charter documents of either RCHI or the Company, (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to RCHI, the Company or the Assumed Business, or (c) except as set forth in

Section 3.03(b) of the Disclosure Schedule, result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Company relating to the Assumed Business pursuant to any Contract, Permit or other instrument relating to such assets or properties to which RCHI or the Company is a party or by which any of such assets or properties is bound or affected, except in the case of clauses (b) and (c) for such conflicts, violations, breaches or defaults which, individually or in the aggregate, do not have, and are not reasonably likely to have, a Material Adverse Effect; PROVIDED, HOWEVER, that clause (c) shall exclude all Reinsurance Agreements.

         SECTION 3.04. CONSENTS AND APPROVALS. The execution and delivery by each of RCHI and the Company of this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement and each other agreement and instrument required to be executed and delivered by RCHI or the Company in connection herewith, transfer and sale of the Assumed Business pursuant to this Agreement and the Transfer and Assumption Agreement, and consummation of the transactions contemplated hereby and thereby do not, and RCHI's and the Company's performance of this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement and each other agreement and instrument required to be executed and delivered by RCHI or the Company in connection herewith will not, require any consent, approval, authorization, order or other action by, or filing with or notification to, any Governmental Authority, except (a) the approval of the Nebraska, California, New York and Florida insurance regulatory authorities, (b) filings under the Exchange Act, and (c) the notification requirements under the HSR Act.

         SECTION 3.05. SEC DOCUMENTS; FINANCIAL INFORMATION.

         (a) As of their respective dates and to the extent related to the Assumed Business, (i) the Seller SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to the Seller SEC Documents and (ii) none of the Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) As of their respective dates and to the extent related to the Assumed Business, the financial statements of RCHI included in the Seller SEC Documents (the "SELLER FINANCIAL STATEMENTS") (i) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (ii) present fairly the consolidated financial position of RCHI and its subsidiaries and the related consolidated results of operations, changes in stockholders' equity and cash flows as of the dates and for the periods indicated, in accordance with GAAP, subject in the case of interim financial statements to normal year-end adjustments and except for the absence of certain footnote information in the unaudited statements.

         (c) The Company has heretofore delivered to the Purchaser true and complete copies of the Company's Annual Statutory Statements and Quarterly Statutory Statements. Each of the Annual Statutory Statements and Quarterly Statutory Statements was prepared in accordance with SAP consistently applied throughout the periods involved, was prepared in accordance with the books and records of the Company, has been audited by Seller's Accountants, and presents fairly, in all material respects, the statutory assets, Liabilities, capital and surplus of the Company at the respective dates thereof and the statutory results of operations and cash flows of the Company for the respective periods then ended, except that the Company's Quarterly Statutory Statements have not been audited and are subject to normal year-end audit adjustments. Each of the Company's Annual Statutory Statements and Quarterly Statutory Statements (i) complies in all material respects with the Nebraska Insurance Code, (ii) was complete and correct in all material respects when filed, (iii) was filed with or submitted to the Nebraska Insurance Department in a timely manner on forms prescribed or permitted by the Nebraska Insurance Department, and (iv) was not prepared utilizing any material accounting practices that are permitted rather than prescribed by the Nebraska Insurance Department. Except as set forth in
Section 3.05 of the Disclosure Schedule, no material deficiency which has not been rectified as of the date hereof has been asserted with respect to any of the Company's Annual Statutory Statements or Quarterly Statutory Statements by the Nebraska Insurance Department or any other Governmental Authority.

         (d) The Company has heretofore delivered to the Purchaser a true and complete copy of a balance sheet of the Company at September 30, 1999 (the "SEPTEMBER 30 BALANCE SHEET") prepared in accordance with GAAP. The September 30 Balance Sheet was prepared in accordance with the books and records of the Company, and presents fairly, in all material respects, the GAAP financial position of the Company at the date thereof (subject to normal year-end audit adjustments). Attached hereto as EXHIBIT D is a pro forma balance sheet of the Assumed Business which reflects the Assumed Business as at September 30, 1999. Exhibit D was prepared in accordance with the books and records of the Company, and presents fairly, in all material respects, the GAAP financial position and Tax position of the Assumed Business as at September 30, 1999 (subject to normal year-end audit adjustments).

         SECTION 3.06. ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in Section 3.06 of the Disclosure Schedule, there are no debts, Liabilities, obligations or commitments of the Company involving or relating to the Assumed Business of any kind whatsoever, whether accrued, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, contingent, absolute, known or unknown, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a debt, Liability, obligation or commitment other than:

         (a) as, and to the extent, reflected or reserved against in the September 30 Balance Sheet; PROVIDED, HOWEVER, that in no event shall this
Section 3.06 or any other provision
of this Agreement constitute a representation or warranty by the Seller of any nature whatsoever regarding the adequacy of the Company's Reserves;

         (b) as, and to the extent, specifically disclosed in any of the subsections of this Article III or the Disclosure Schedule;

         (c) with respect to the tax matters addressed in Section 3.20 and
Article VII (which shall be governed solely by the terms of such Section 3.20 and Article VII);

         (d) Liabilities arising under any Reinsurance Agreements written by the Company;

         (e) Liabilities arising under this Agreement or the Escrow Agreements;
or

         (f) Liabilities incurred since the date of the September 30 Balance Sheet in the ordinary course of business and consistent with past practice, which, individually and in the aggregate, would not have a Material Adverse Effect.

         SECTION 3.07. INVESTMENTS; INTEGRATED SOLUTIONS.

         (a) Except as set forth in Section 3.07(a) of the Disclosure Schedule, the Company has good and marketable title to all of the investments listed in the most recent Investment Portfolio provided to the Purchaser, free and clear of all Encumbrances other than Permitted Encumbrances. Section 3.07(a) of the Disclosure Schedule sets forth the Investment Portfolio as of September 30, 1999. Attached hereto as EXHIBIT G is a list of investments which have been identified by Purchaser as investments to be excluded from the Investment Portfolio (such investments, "EXCLUDED SECURITIES"). Except as set forth in
Section 3.07(a) of the Disclosure Schedule and as such list is updated pursuant to Section 5.10, none of the investments listed in the Investment Portfolio is in default in the payment of principal or interest and none of such investments
(x) is rated below investment grade or (y) is an Excluded Security. All such investments comply with the investment guidelines adopted by the Board of Directors (or investment committee) of the Company and substantially comply with any and all investment restrictions under the Nebraska Insurance Code.

         (b) Section 3.07(b) of the Disclosure Schedule separately sets forth the material terms of the reinsurance component of each transaction or commitment made, or any contract or agreement entered into, which combines reinsurance with capital investments (collectively, "INTEGRATED SOLUTIONS") in respect of which the Company had any liability, obligation or commitment as at September 30, 1999, including, without limitation, the ceding company's commitment, if any, with respect to the volume of premium to be ceded to the Company and the other terms and conditions of such reinsurance cessions.

         (c) Except as set forth in Section 3.07(c) of the Disclosure Schedule, the Company has no obligation or commitment to accept or reinsure cessions of reinsurance under any of its Integrated Solutions or any other Reinsurance Agreements.

         SECTION 3.08. CERTAIN EVENTS.

         (a) Except as set forth in Section 3.08 of the Disclosure Schedule, since September 30, 1999 there has been no change in the business, operations, assets, Properties, condition (financial or otherwise) or results of operations of the Company involving or relating to the Assumed Business which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

         (b) Except as set forth in Section 3.08 of the Disclosure Schedule since September 30, 1999 the business of the Company involving or relating to the Assumed Business has been conducted only in the ordinary course of business consistent with past practice and there has not been, except as contemplated hereby:

                  (i) any material change in the underwriting, reinsurance, accounting, establishment of reserves, investment or claims adjustment policies and practices of the Company involving or relating to the Assumed Business, including, without limitation, any change which has had the effect of materially accelerating the recording and billing of premiums or accounts receivable or retarding the payment of expenses or establishing Reserves in connection with the Assumed Business, or has had the effect of materially altering, modifying or changing the historic operating, financial or accounting practices or policies of the Company involving or relating to the Assumed Business;

                  (ii) any severance or termination agreement or arrangement entered into, or amended, between the Company and a director, officer or other employee or consultant for a material engagement of the Company;

                  (iii) any indebtedness incurred by the Company for borrowed money involving or relating to the Assumed Business;

                  (iv) the creation of any Encumbrance on all or any portion of any material assets, Properties or rights of the Company involving or relating to the Assumed Business, except Permitted Encumbrances;

                  (v) any amendment, modification, alteration, failure to renew or termination of any Contract or Reinsurance Agreement involving or relating to the Assumed Business which, individually or in the aggregate with such other amendments, modifications, alterations, failure to renew or terminations, has had or could reasonably be expected to have a Material Adverse Effect;

                  (vi) any waiver of any rights of material value or any cancellation or forgiveness of any claims, debts or accounts receivable owing to the Company and relating to the Assumed

         Business other than in the ordinary course of business and consistent with past practice;

                  (vii) any transaction or commitment made, or any contract or agreement entered into, between the Company on the one hand, and the Seller or any of its Affiliates on the other hand and involving or relating to the Assumed Business;

                  (viii) any entry into any joint venture, partnership or similar arrangement with any Person involving or relating to the Assumed Business;

                  (ix) any incurrence by the Company of any material Liability for rate roll-backs or premium refunds, or failure by the Company to pay in full all guaranty fund assessments of which written notice has been received from any Governmental Authority;

                  (x) any authorization, approval, agreement or commitment to do any of the foregoing; or

                  (xi) any other event or occurrence which has had or is reasonably likely to have a Material Adverse Effect.

         SECTION 3.09. INSURANCE RESERVES AND REPORTS.

         (a) Since September 30, 1999, the Company has not adjusted its case Reserves except in the ordinary course of business consistent with past practice.

         (b) The Seller has delivered or made available to the Purchaser true and complete copies of all actuarial reports, actuarial certificates and loss and loss adjustment expense reserve reports prepared by the Seller's Actuary or Seller's Accountants and any other report prepared by any third party actuarial consultant on behalf of or made available to the Seller or any of its Affiliates, in each case relating to the Reserves of the Company for any period ended on or after December 31, 1995.

         SECTION 3.10. PROXY STATEMENT. None of the information supplied by RCHI or the Company in writing for inclusion in the proxy statement (as amended or supplemented, the "PROXY STATEMENT") required to be distributed to holders of common stock of RCHI in connection with the transactions contemplated by this Agreement will, at the respective times that the Proxy Statement or any amendments or supplements thereto are filed with the SEC and are first published or sent or given to stockholders of RCHI, and, at the time that it or any amendment or supplement thereto is mailed to RCHI's stockholders or at the time of the special meeting (the "SPECIAL MEETING") of the holders of common stock of RCHI in connection with this Agreement, contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier Proxy Statement which has become false or misleading. The Proxy Statement will comply as to form in all material respects with applicable federal securities laws, except that no representation is made by the Seller with respect to information supplied by the Purchaser for inclusion in the Proxy Statement.

         SECTION 3.11. JUDGMENTS, DECREES AND ORDERS. Except as set forth in
Section 3.11 of the Disclosure Schedule, neither the Company nor any of its directors, officers or employees (in their capacity as such) is a party to or subject to any judgment, decree, order, writ, award, or injunction of any Governmental Authority or arbitrator which, individually or in the aggregate with all such other judgments, decrees, orders, writs, awards and injunctions, has had or is reasonably likely to have a Material Adverse Effect on the Assumed Business. There is no default in any material respect on the part of the Company with respect to any judgment, order, writ, arbitration award, injunction, decree or award of any Governmental Authority or arbitrator to which it is subject.

         SECTION 3.12. LITIGATION. Except as set forth in Section 3.12 of the Disclosure Schedule, there are no claims, actions, suits, investigations, arbitrations or legal, administrative or other proceedings pending and, to the knowledge of the Seller, none are threatened, against or affecting the Company relating to the Assumed Business at law or in equity, or before or by any Governmental Authority or arbitrator.

         SECTION 3.13. COMPLIANCE WITH LAWS. The Company is in compliance with
(a) the terms of its certificate or articles of incorporation, its by-laws and any other charter or organization documents, (b) all laws, statutes, ordinances, rules, regulations or other legal requirements, whether federal, state, local or foreign, applicable to the Company and by which any of the Assumed Business may be bound, (c) all applicable licenses, authorizations, orders, writs, judgements, injunctions, awards and decrees of any court, the Nebraska Insurance Department or other Governmental Authority, or any arbitrator involving or relating to the Assumed Business and (d) its Permits, except, in the case of clauses (b), (c) and (d), where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on the Assumed Business.

         SECTION 3.14. LICENSES AND PERMITS. Except as set forth in Section 3.14 of the Disclosure Schedule, the Company has all governmental licenses, permits and authorizations (other than those relating to the writing of insurance which are covered by the next sentence) necessary to carry on the Assumed Business now being conducted by the Company (collectively, the "PERMITS"), all of which are valid and in full force and effect, except for such Permits the absence of which, individually or in the aggregate, would not have a Material Adverse Effect on the Assumed Business. Section 3.01 of the Disclosure Schedule lists all jurisdictions in which the Company is licensed, authorized or permitted to write insurance or reinsurance. The Company has been duly authorized by the relevant state, foreign and other insurance regulatory authorities to write the lines of insurance or reinsurance that it is currently writing in the respective jurisdictions in which it does business. Except as set forth in Section 3.14 of the Disclosure Schedule, the Company does not conduct any business or underwrite reinsurance in any foreign jurisdiction which requires any license or approval for the Company to conduct the Assumed Business as currently conducted. No insurance regulator in any state has notified the Company, orally or in writing, that the Company is commercially domiciled in any jurisdiction, and neither the Seller nor the Company is aware of any facts that would result in the Company being commercially domiciled in any state. The insurance licenses attached to
Section 3.01 of the Disclosure Schedule are the licenses necessary for the Company to conduct the Assumed Business in the manner and in the areas in which the Assumed Business is currently being conducted except where the failure to be so licensed would not, individually or in the aggregate, have a Material Adverse Effect on the Assumed Business, and all of the insurance licenses are valid and in full force and effect. The Company has not received any notice, oral or written, that it has, and to its knowledge it has not, engaged in any activity which would cause modification, limitation, non-renewal, revocation or suspension of any insurance license or Permit involving or relating to the Assumed Business, and no action, inquiry, investigation or proceeding looking to or contemplating the revocation, modification, limitation, non-renewal or suspension of any thereof is pending or threatened. Except as set forth in
Section 3.14 of the Disclosure Schedule, (i) all reports, statements, documents, registrations, filings and submissions to state insurance regulatory authorities involving or relating to the Assumed Business complied in all respects with applicable law in effect when filed and (ii) no deficiencies have been asserted by any such regulatory authority with respect to such reports, statements, documents, registrations, filings or submissions that have not been satisfied except to the extent that any non-compliance, failure to file such items or such deficiencies would not, individually or in the aggregate, result in a Material Adverse Effect on the Assumed Business.

         SECTION 3.15. INTELLECTUAL PROPERTY RIGHTS. Section 3.15 of the Disclosure Schedule sets forth a list of each trade name, service mark, trademark, logo, copyright, patent and other intangible property used by the Company which is material to the conduct of the Assumed Business, other than computer software generally available in the market (collectively, "INTELLECTUAL PROPERTY RIGHTS"), which are all the material intellectual property rights that are required to conduct the Assumed Business. Except as set forth in Section
3.15 of the Disclosure Schedule, the Company owns and has good and marketable title or has valid and enforceable licenses relating to all of the Intellectual Property Rights and such computer software, and has the right to use the Intellectual Property Rights and such computer software, free and clear of any royalty or other payment obligation (except as provided in any license) or claims of infringement or other Encumbrance. The Seller has not received any notice of any conflict with or violation or infringement of, any rights of any other Person with respect to any Intellectual Property Right or such computer software. The Intellectual Property Rights have been registered to the extent required with the appropriate Governmental Authority and such registrations have been continuously maintained and are in full force and effect. To the best of the knowledge of the Seller, the rights of the Company to the Intellectual Property Rights are not being infringed by others. No licenses have been granted by the Company, and there is no obligation requiring the Company to grant any license, with respect to any of the Intellectual Property Rights.

         SECTION 3.16. PROPERTY. Except as set forth in Section 3.16 of the Disclosure Schedule, the Company has good and marketable title to all its Property material and necessary for the conduct of the Assumed Business free and clear of all Encumbrances except (i) liens for Taxes and assessments not yet payable; (ii) liens and imperfections of title which do not, either individually or in the aggregate, materially detract from the value of, or interfere with the present use of, the Properties subject thereto or affected thereby; and (iii) pledges of collateral securing Credit for Reinsurance Faculties, where such collateral will be released as of the Closing pursuant to Section 5.05(d) (the exceptions in clauses (i) through (iii) being herein called "PERMITTED ENCUMBRANCES").

         SECTION 3.17. ASSUMED AND CEDED REINSURANCE AGREEMENTS.

         (a) As used in this Agreement, the term "REINSURANCE AGREEMENTS" shall mean all assumed and ceded reinsurance and retrocession agreements, contracts, treaties, obligations, instruments or other reinsurance or retrocession commitments, arrangements or undertakings of any kind to which the Company is a party or by which the Company or any of its respective Properties may be bound or affected.

         (b) Set forth in Section 3.17(b)(1) of the Disclosure Schedule are complete and accurate lists as of December 23, 1999 of each Reinsurance Agreement pursuant to which the Company has assumed business, including a description of certain of the terms thereof (including the name of the ceding company, whether such Reinsurance Agreement is related to an Integrated Solution, the name of the broker, type of contract, inception date, estimated premium and limits of liability (it being understood that the description of "limits of liability" is qualified in its entirety by reference to the applicable Reinsurance Agreement and subject to the description of such limits set forth in Section 3.17(b) of the Disclosure Schedule)). Set forth in Section 3.17(b)(2) of the Disclosure Schedule is a complete and accurate list of all Credit for Reinsurance Facilities established by, or on behalf of, the Company with respect to the Reinsurance Agreements set forth in Section 3.17(b)(1) of the Disclosure Schedule. The Seller will deliver to the Purchaser at the Closing a complete and accurate list of each assumed Reinsurance Agreement and any related Credit for Reinsurance Facility in force five (5) Business Days prior to the Closing Date, including information similar to Sections 3.17(b)(1) and (2) of the Disclosure Schedule.

         (c) As used in this Agreement, the term "RETROCESSION AGREEMENT" shall mean any Reinsurance Agreement pursuant to which the Company has ceded or transferred any portion of its obligations or Liabilities under any reinsurance or insurance agreement, including, without limitation, common account reinsurance arrangements. The Company has heretofore delivered to the Purchaser the cover notes relating to each Retrocession Agreement other than Retrocession Agreements which are common account reinsurance arrangements. Set forth on
Section 3.17(c)(1) of the Disclosure Schedule is (i) a complete and accurate list, as of December 23, 1999, of each Retrocession Agreement (other than Retrocession Agreements which are common account reinsurance arrangements), including a description of certain of the terms thereof which description shall include the name of the retrocessionaire, type of contract, limits of liability (as such limits are reported in the Company's SICS Reinsurance System ("SICS") and inception date and (ii) a complete and accurate list of the premiums ceded to common account reinsurers to the date hereof under Retrocession Agreements which are common account reinsurance arrangements. Except as set forth in Section 3.17(c)(1) of the Disclosure Schedule, (i) to the knowledge of the Seller, none of such retrocessionaires is insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding; (ii) to the knowledge of the Seller, the financial condition of any such retrocessionaire is not impaired to the extent that a default thereunder is reasonably anticipated,
(iii) no notice of intended cancellation has been received by the Seller from any of such retrocessionaires; and (iv) the Company is entitled under the Nebraska Insurance Code to take full credit in its Annual Statutory Statements for all amounts recoverable by it pursuant to any Retrocession Agreements, and all such amounts recoverable have been properly recorded in the books and records of account of the Company and are properly reflected in the Company's Annual Statutory Statements. No such Retrocession Agreement contains any provision providing that any such party thereto may terminate, cancel, or commute the same by reason of the transactions contemplated by this Agreement and the Transfer and Assumption Agreement. Set forth in Section 3.17(c)(2) of the Disclosure Schedule is a complete and accurate list of all Credit for Reinsurance Facilities established for the benefit of the Company with respect to the Retrocessional Agreements set forth in Section 3.17(c)(1) of the Disclosure Schedule. The Seller will deliver to the Purchaser at the Closing a complete and accurate list of each Retrocession Agreement and any related Credit for Reinsurance Facility in force five (5) Business Days prior to the Closing Date including information similar to Sections 3.17(c)(1) and (2) of the Disclosure Schedule.

         (d) All of the Reinsurance Agreements and Credit for Reinsurance Facilities referred to in clauses (b) and (c) of this Section 3.17 are valid, binding and enforceable against the Company and, to the knowledge of the Seller and the Company, against the other parties thereto in accordance with their terms and are in full force and effect. Except as set forth on Section 3.17(d) of the Disclosure Schedule, the Company is not, and to the knowledge of the Seller and the Company, no other party thereto is, in or claimed to be in material breach or material default under any such Reinsurance Agreement or Credit for Reinsurance Facility, and, to the knowledge of the Seller and the Company, no event has occurred which (after notice or lapse of time or both) would become a material breach or material default under, or would permit modification, cancellation, acceleration or termination of, any such Reinsurance Agreement or Credit for Reinsurance Facility or result in the creation of any material Encumbrance upon, or result in any Person obtaining any right to acquire, any Properties, assets or rights of the Company. Except as set forth in
Section 3.17(d) of the Disclosure Schedule, there are, to the knowledge of the Seller, no unresolved disputes under any such Reinsurance Agreement or Credit for Reinsurance Facility.

         (e) Except as set forth in Section 3.17(e) of the Disclosure Schedule, the accounts receivable of the Company (including, without limitation, premiums receivable, reinsurance receivable, funds held and contingent commission receivable) reflected on the September 30 Balance Sheet are, and all such accounts receivable to be included in the Estimated Closing Date GAAP Book Value and Closing Date GAAP Book Value will be, (i) legal, valid and binding obligations of the respective debtors enforceable in accordance with their respective terms,
(ii) not subject to any valid set-off or counterclaim, (iii) to the knowledge of the Seller, collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in the September 30 Balance Sheet or in the computation of the Estimated Closing Date GAAP Book Value and Closing Date GAAP Book Value, as the case may be, (iv) not the subject of any claims, actions, suits, arbitrations or other proceedings brought by or on behalf of the Company or by the account debtor, and (v) not subject to any pledge as collateral by the Company.

         (f) The Reinsurance Agreement identified on Section 3.17(b)(1) of the Disclosure Schedule as Treaty No. SP0001007A relating to Societe de Reassurance is the only Reinsurance Agreement entered into by the Company covering satellite launch risks or operations after December 31, 1999 and such Reinsurance Agreement is 100% reinsured by Liberty Syndicate 282, Hiscox Syndicate 33 and ERC Frankona (Munich, Germany) identified by the Company as Retrocession Agreement No. 430.

         SECTION 3.18. OTHER CONTRACTS.

         (a) Set forth in Section 3.18 of the Disclosure Schedule is a complete and accurate list of (x) each Contract which is material to the Assumed Business and (y) without regard to materiality, each of the following Contracts involving or relating to the Assumed Business (access to correct and complete copies or, if none exist, written descriptions, of all Contracts called for by clauses (x) and (y) having been provided to the Purchaser):

                  (i) All Contracts involving or relating to the Assumed Business out of the ordinary course of business representing, individually or in the aggregate, non-terminable future Liabilities in excess of $50,000;

                  (ii) All Contracts with any Person containing any provision or covenant limiting the ability of the Company to engage in the Assumed Business in any geographical area or to compete with any Person;

                  (iii) All reinsurance pools relating to the Assumed Business pursuant to which the Company has assumed reinsurance risks currently in force and all assigned pools relating to the Assumed Business in which the Company is participating, other than state FAIR plans, assigned risk plans, joint underwriting associations and similar associations arising from the requirements of state insurance rules and regulations;

                  (iv) Each Contract (other than Contracts cancelable at will or with thirty (30) days' notice, in each case without penalty) involving or related to the Assumed Business which obligates the

         Company to provide services to a third party; and

                  (v) Any power of attorney relating to the Assumed Business which is currently effective and outstanding, other than powers of attorney which are required by law or which have been granted pursuant to requirements of applicable state insurance or securities rules and regulations.

         (b) All of the Contracts referred to in clause (a) above are, to the knowledge of the Seller, valid, binding and enforceable against the parties thereto in accordance with their terms and are in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Except as set forth in Section 3.18(b) of the Disclosure Schedule, the Company is not, and to the best of the knowledge of the Seller, no other party thereto is, in or claimed to be in material breach or material default under any Contract referred to in clause (a) above, and no event has occurred which (after notice or lapse of time or both) would become a material breach or material default under or would permit modification, cancellation, acceleration or termination of, any Contract referred to in clause (a) above or result in the creation of any material Encumbrance (other than Permitted Encumbrances) upon, or any Person obtaining any right to acquire, any Properties, assets or rights of the Company involving or relating to the Assumed Business. There are no unresolved disputes under any Contract referred to in clause (a) above. Except as set forth in Section 3.18(b) of the Disclosure Schedule, no material Contract contains any provision providing that any other party thereto may terminate or cancel the same by reason of the transactions contemplated by this Agreement.

         SECTION 3.19. EMPLOYEE BENEFIT MATTERS.

         (a) Set forth in Section 3.19 of the Disclosure Schedule is a complete and correct list of all Plans. True and complete copies of each Plan document have heretofore been made available to the Purchaser.

         (b) None of the Plans is a multiemployer plan, within the meaning of
Section 3(37) or 4001(a)(3) of ERISA (a "MULTIEMPLOYER PLAN") or a single employer plan, within the meaning of Section 4001(a)(15) of ERISA, for which the Seller or the Company could incur liability under Section 4063 or 4064 of ERISA (a "MULTIPLE EMPLOYER PLAN").

         (c) Except pursuant to Plans or agreements set forth in Section 3.19 of the Disclosure Schedule, no benefit under any plan or agreement between the Company or RCHI and an Employee will be triggered or become accelerated, vested or payable by reason of this Agreement or any transaction contemplated hereby.

         SECTION 3.20. TAXES. Except as set forth in Section 3.20 of the Disclosure Schedule:

         (a) All Tax Returns required to be filed in respect of the Company or with respect to the Assumed Business that are due, taking into account timely extensions of the filing period, on or prior to the Closing Date have been duly and timely filed (or will have been duly and timely filed by the Closing Date) in accordance with all applicable laws and each such Tax Return is correct, accurate and complete in all material respects. With respect to the Assumed Business, the Company has (or will have by the Closing Date) paid, or has (or will have by the Closing Date) made a specific provision for Taxes (as opposed to any reserve for deferred Taxes to reflect timing differences between book and Tax income) on its books in accordance with GAAP for the payment of, all Taxes, whether or not yet due and payable and whether or not disputed, in respect of the periods covered by Tax Returns which are due on or before the Closing Date, and has (or will have by the Closing Date) accrued or otherwise adequately reserved prorated Liabilities on its books in accordance with GAAP for the payment of all Taxes for periods beginning before and ending after the Closing Date for which Tax Returns have not yet been filed.

         (b) The Company has made all withholdings of Taxes with respect to the Assumed Business required to be made under all applicable federal, state, local and foreign Tax laws and regulations on or before the Closing Date in connection with payments made to any employee, former employee, creditor, shareholder, affiliate, customer or supplier, and to the extent required to be paid, such withholdings have been paid to the respective governmental agencies.

         (c) There have been made available to the Purchaser true and complete copies of all material Tax Returns with respect to the Assumed Business, as may be relevant to the Assumed Business since the incorporation of the Company.

         (d) No deficiencies, adjustments, or changes in assessments for any Taxes have been proposed, asserted or assessed with respect to the Assumed Business. All Liabilities in respect of federal income Taxes with respect to the Assumed Business have been finally determined for all taxable years prior to and including the years set forth in Section 3.20(d) of the Disclosure Schedule. There is no action, suit, proceeding, audit, investigation or claim pending or, to the best knowledge of the Seller and the Company, threatened, in respect of any Taxes with respect to the Assumed Business, including as a transferee of the assets of, or successor to, any entity. All deficiencies proposed as a result of any audits have been paid or finally settled and no deficiencies have been proposed in the course of any pending audit. No issue has been raised during the past five years by the IRS in any audit with respect to the Assumed Business which, by application of similar principles, could be expected to result in a material proposed deficiency for any period not yet audited or for periods under audit.

         (e) The Company has not executed or filed with the IRS or any other taxing authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes with respect to the Assumed Business.

         (f) The Company qualifies as an insurance company under the Internal Revenue Code and neither the Seller nor the Company has received any notice or other communication relating to or affecting such qualification of the Company as an insurance company.

         (g) There are no material Encumbrances for Taxes upon the assets of the Assumed Business except Encumbrances for Taxes not yet due and payable.

         (h) None of the Purchased Assets constitutes tax-exempt bond financed property or tax-exempt use property, within the meaning of Section 168 of the Internal Revenue Code, or is a "safe harbor lease" that is subject to the provisions of Section 168(f)(8) of the Internal Revenue Code as in effect prior to the Tax Reform Act of 1986, and the Company is not a party to any "long-term contract" within the meaning of Section 460 of the Internal Revenue Code.

         (i) The Company has not received any written ruling of a taxing authority related to Taxes or, since its formation, entered into any material written and legally binding agreement with a taxing authority relating to Taxes except as regards the extension of any statute of limitations.

         (j) Section 3.20(j) of the Disclosure Schedule contains a list of all states, territories and jurisdictions (foreign or domestic) to which any tax is properly payable with respect to the Assumed Business. No claim has ever been made by any taxing authority in a jurisdiction in which the Company does not file tax returns that it is or may be subject to Tax in that jurisdiction with respect to the Assumed Business.

         SECTION 3.21. AGENTS.

         (a) To the best of Seller's knowledge, all Persons through whom the Company has placed or sold reinsurance and insurance are duly licensed (to the extent such licensing is required) to sell or place reinsurance and insurance in the jurisdictions where they do so on behalf of the Company. Set forth in
Section 3.21 of the Disclosure Schedule is a complete and accurate list of each agency, brokerage, consultation or representation Contract with any agent, managing general agent, reinsurance intermediary, claims adjuster or administrator or broker of the Company who (i) generated more than 10% of the aggregate net written premium of the Company during the years ended December 31, 1997 or December 31, 1998 or for the nine months ended September 30, 1999; or
(ii) to whom any underwriting or claims settlement authority has been delegated by the Company. Except as set forth in Section 3.21 of the Disclosure Schedule, the Company is not a party to any 90% Quota Share Agreement to assume or cede reinsurance or insurance for any other Person. For this purpose, the term "90% QUOTA SHARE AGREEMENT" shall mean an assumed or ceded Reinsurance Agreement on which the Company participates that was written on a quota share basis where the amount of the business ceded to all participating reinsurers is 90% or greater.

         (b) Except as set forth in Section 3.21(b)(i) of the Disclosure Schedule, CPIS has ceased doing any business and has no known Liabilities, contingent or otherwise, to any third party and since March 8, 1999, CPIS has had no authority to solicit, underwrite or bind insurance or reinsurance on behalf of the Company or on behalf of any other company which is reinsured by the Company with respect to such insurance or reinsurance (a "CPIS BOUND CEDENT"). A list of each CPIS Bound Cedent is set forth in Section 3.21(b)(i) of the Disclosure Schedule. Except as set forth in Section 3.21(b)(ii) of the Disclosure Schedule, there are no claims, actions, suits, investigations, arbitrations, mediations or legal, administrative or other proceedings pending, or to the knowledge of the Seller, threatened against CPIS, the Company, or, to the knowledge of Seller, any CPIS Bound Cedent relating directly or indirectly to the Assumed Business. For purposes of this Agreement, any Liabilities arising out of or relating to CPIS, other than Treaty Liabilities, shall be deemed to be Excluded Liabilities.

         SECTION 3.22. YEAR 2000.

         (a) To the extent Year 2000 issues potentially could impact the Assumed Business, the description of Year 2000 issues contained in RCHI's most recent Form 10-Q, as filed with the SEC, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) Based on its review and study of Year 2000 issues as reflected in RCHI's Form 10-Q referred to in clause (a) above, the Seller believes that neither Year 2000 problems nor commercially reasonable and foreseeable remediation costs have had, or will have, a Material Adverse Effect with respect to the software and computer systems of the Seller relating to the Assumed Business.

         SECTION 3.23. BROKERS. Except for DLJ, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller or the Company. The Seller is solely responsible for the fees and expenses of DLJ.

                                   ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         As an inducement to the Seller to enter into this Agreement, FHC and FRC, jointly and severally hereby represent and warrant to the Seller as follows:

         SECTION 4.01. INCORPORATION AND AUTHORITY OF THE PURCHASER. Each of FHC and FRC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and has all necessary corporate power and authority to own, lease and operate its respective properties, to conduct its respective business as now being conducted, to enter into this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement and each other agreement and instrument required to be executed and delivered by it pursuant hereto, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of FHC and FRC of this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement and each other agreement and instrument required to be executed and delivered by it pursuant hereto and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by all requisite corporate action, and no other corporate proceedings on the part of FHC or FRC are necessary to authorize the foregoing. This Agreement has been, and at the Closing, the Escrow Agreements, the Transfer and Assumption Agreement and the other agreements and instruments required pursuant hereto and to which FHC or FRC is a party will have been, duly and validly executed and delivered by FHC and FRC, and (assuming the due authorization, execution and delivery by the Seller of this Agreement and by the Seller and each other party (other than the Purchaser) to any other document delivered hereunder), each of this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement and such other documents executed by it at the Closing will constitute a legal, valid and binding obligation of FHC and FRC enforceable against FHC and FRC in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 4.02. NO CONFLICT. Assuming all consents, approvals, authorizations, orders and other actions described in Section 4.04 have been obtained and/or taken, all filings and other notifications described in Section
4.04 have been made, except as may result from any facts or circumstances relating solely to the Seller, the execution, delivery and performance of this Agreement and the Escrow Agreements by the Purchaser and of the Transfer and Assumption Agreement by FHC and FRC and the transfer of the Assumed Business pursuant to this Agreement and the Transfer and Assumption Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with the respective Certificates of Incorporation or By-laws (or other similar applicable documents) of FHC and FRC, (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Purchaser, or (c) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of FHC and FRC pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which FHC or FRC is a party or by which any of such assets or properties is bound or affected, which conflict, violation, breach or default in the case of clauses (b) and (c) would have, or is reasonably likely to have, a Material Adverse Effect with respect to the Purchaser.

         SECTION 4.03. ABSENCE OF LITIGATION. No claim, action, proceeding or investigation is pending against FHC or FRC or any of their respective Affiliates which seeks to materially delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect or restrict their ability to consummate the transactions contemplated hereby.

         SECTION 4.04. CONSENTS AND APPROVALS. The execution and delivery of this Agreement, the Transfer and Assumption Agreement and the Escrow Agreement by FHC and FRC and the purchase of the Assumed Business pursuant to this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and will not, require any consent, approval, authorization, order or other action by, or filing with or notification to, any Governmental Authority, except (a) the approval of the Nebraska, California, New York and Florida insurance regulatory authorities, (b) filings under the Exchange Act, and (c) the notification requirements under the HSR Act.

         SECTION 4.05. FINANCIAL INFORMATION. The Purchaser has heretofore delivered to the Seller true and complete copies of FRC's Annual Statutory Statement and Quarterly Statutory Statements. Each of FRC's Annual Statutory Statements and Quarterly Statutory Statements was prepared in accordance with SAP consistently applied throughout the periods involved, was prepared in accordance with the books and records of FRC, has been audited by the Purchaser's Accountants, and presents fairly, in all material respects, the statutory assets, Liabilities, capital and surplus of FRC at the respective dates thereof and the statutory results of operations and cash flows of FRC for the respective periods then ended, except that FRC's Quarterly Statutory Statements have not been audited and are subject to normal year-end audit adjustments. Each of FRC's Annual Statutory Statement and Quarterly Statutory Statements (i) complies in all material respects with the New York Insurance Code, (ii) was complete and correct in all material respects when filed, (iii) was filed with or submitted to the New York Insurance Department in a timely manner on forms prescribed or permitted by the New York Insurance Department, and (iv) was not prepared utilizing any material accounting practices that are permitted rather than prescribed by the New York Insurance Department. Except as set forth in Section 4.05 of the Disclosure Schedule, no material deficiency has been asserted with respect to FRC's Annual Statutory Statement or Quarterly Statutory Statements by the New York Insurance Department or any other Governmental Authority.

         SECTION 4.06. FINANCIAL ABILITY. The Purchaser has the financial resources to perform its obligations under this Agreement, the Transfer and Assumption Agreement and the Escrow Agreements.

         SECTION 4.07. PROXY STATEMENT. The information supplied by the Purchaser in writing for inclusion in the Proxy Statement will not, at the respective times that the Proxy Statement or any amendments or supplements thereto are filed with the SEC and are first published or sent or given to holders of common stock of RCHI or at the time of the Special Meeting, contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier Proxy Statement which has become false or misleading.

         SECTION 4.08. BROKERS. Except for Lehman Brothers, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser. The Purchaser is solely responsible for the fees and expenses of Lehman Brothers.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         RCHI and the Company, jointly and severally, hereby covenant and agree as follows:

         SECTION 5.01. CONDUCT OF BUSINESS PRIOR TO THE CLOSING.

         (a) Between the date hereof and the Closing Date, the Company shall conduct the Assumed Business in the ordinary course and consistent with its prior practice except as described in Section 5.01(a) of the Disclosure Schedule or except as otherwise specifically provided in this Agreement.

         (b) Except as otherwise specifically provided in this Agreement, prior to the Closing and without making any commitment on Purchaser's behalf, the Company will (i) use all commercially reasonable efforts to preserve substantially intact its business organization, goodwill, Permits and insurance licenses, (ii) comply in all respects with all laws, statutes, ordinances, rules and regulations applicable to the Company, (iii) use all commercially reasonable efforts to preserve the current relationships of the Company with its brokers, reinsurance intermediaries, ceding companies, reinsurers, agents, managing general agents, suppliers and other persons with which the Company has significant business relationships, and (iv) perform its obligations under all Reinsurance Agreements, Contracts and commitments to which it is a party or by or to which it is bound or subject, except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect.

         (c) Prior to the Closing Date, the Company will maintain its books and records in the usual, regular and ordinary manner consistent with past practices; and use commercially reasonable efforts to continue in full force and effect all policies of insurance (other than Reinsurance Agreements) maintained in the ordinary course of business or comparable substitute policies and will promptly notify the Purchaser of any cancellation or non-renewal of such insurance.

         (d) Except as set forth in Section 5.01(a) of the Disclosure Schedule, the Company will not amend, commute, terminate or waive any of its rights under any Reinsurance Agreement pursuant to which the Company has ceded or transferred any portion of its obligations or Liabilities.

         (e) The Company will commence preparation of and, consistent with past practice and on a timely basis, if required prior to the Closing Date, file with or submit to the Nebraska Insurance Department and any other insurance department or other regulatory authority with which the Company is required to make such filings or submissions, and, if filed prior to the Closing Date, deliver to the Purchaser true and complete copies of, the quarterly statutory statement for each quarter of 1999 and 2000 ended prior to the Closing Date, and the annual statutory statement for 1999, together with all related notes, exhibits and schedules thereto. All such quarterly and annual statements filed with or submitted to the Nebraska Insurance Department and any other insurance department, or regulatory authority (i) shall be prepared from the books of account and other financial records of the Company, (ii) shall be filed with or submitted to the Nebraska Insurance Department, and such other insurance departments and regulatory authorities, on forms prescribed or permitted thereby, (iii) shall be prepared in accordance with SAP applied on a basis consistent with the past practices of the Company (except as set forth in the notes, exhibits or schedules thereto), and shall comply on their respective dates of filing or submission with the Nebraska Insurance Code and the laws of such other jurisdictions, (iv) shall present fairly the statutory assets, Liabilities, capital and surplus, results of operations and cash flows of the Company as of the dates thereof or for the periods covered thereby (in the case of quarterly statements, subject to normal estimation of accruals and reserves and normal year-end audit adjustments), and (v) shall not use any accounting practices that are permitted rather than prescribed by the Nebraska Insurance Department.

         (f) Prior to the Closing, the Company will not amend its Charter or By-laws or merge or consolidate or sell all or substantially all of its assets (other than ordinary course trading of its investment portfolio and other than assets not listed on EXHIBIT D), or obligate itself to do so, with or into or to any other entity, without the prior written consent of the Purchaser.

         (g) Except as otherwise specifically permitted by this Agreement or as set forth in the Disclosure Schedule, without the prior written consent of the Purchaser, the Company will not, prior to the Closing:
     (i) change in any material respect its accounting methods, principles or practices involving or relating to the Assumed Business except as required by SAP or GAAP or change in any material respect its underwriting, reinsurance, establishment of reserves, investment or claims adjustment policies or practices involving or relating to the Assumed Business;

     (ii) create, incur, assume, maintain or permit to exist any Encumbrances on any Property of the Assumed Business other than Permitted Encumbrances;

     (iii) pay or discharge any material claim, Liability or Encumbrance involving or relating to the Assumed Business (whether absolute, accrued, contingent or otherwise), or waive any right involving or relating to the Assumed Business, other than in the ordinary course of business consistent with past practice or pursuant to binding contractual obligations of the Company in existence on the date hereof;

     (iv) become a par ty to any agreement (other than Reinsurance Agreements in the ordinary course of business consistent with past practice) which, if it existed on the date hereof, would be required to be listed in the Disclosure Schedule, or, other than in the ordinary course of business and consistent with past practice, amend or terminate any existing Reinsurance Agreement or, other than in the ordinary course of business and consistent with past practice, amend or terminate any other Contract involving or relating to the Assumed Business;

     (v) dispose of or a cquire any assets of the Assumed Business other than in the ordinary course of business for fair value and consistent with past practice;

     (vi) with respect to the Investment Portfolio, upon the sale or maturity of any fixed income securities, the Company shall not reinvest the proceeds of such fixed income securities except in United States Treasuries or mutually agreed liquid fixed income investments;

     (vii) abandon, modify, waive, terminate or otherwise change any of the insurance licenses described in Section 3.01 of the Disclosure Schedule or Permits of the Company involving or relating to the Assumed Business, except as may be required by law or by any applicable insurance or other regulatory authority;

     (viii) enter into any commutation of any Retrocession Agreements;

     (ix) subject to Section 5.13, enter into any transaction, commitment, contract or agreement involving or relating to the Assumed Business between the Company on the one hand and the Seller, MMRC, XL or any of their Affiliates on the other hand, except Reinsurance Agreements in the ordinary course of business consistent with past practices;

     (x) enter into any joint venture, partnership, managing general agency or similar arrangement with any Person involving or relating to the Assumed Business;

     (xi) settle or compromise any material claims against the Company involving or relating to the Assumed Business (other than the payment of claims on Reinsurance Agreements in the ordinary course of business consistent with past practice);

     (xii) take any action or course of action inconsistent with its compliance with the covenants and agreements contained in this Agreement; or

     (xiii) take or agree to commit to take any action that would make any representation or warranty of the Seller contained herein inaccurate in any material respect at the Closing or omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect at such time.

         (h) Between the date hereof and the Closing Date, with respect to its Reserves relating to the Reinsurance Agreements produced by CPIS, the Company will not lower its projections to ultimate without promptly notifying the Purchaser thereof and the reasons therefor. If the Purchaser objects to such change within ten (10) Business Days after receipt of such notice, then such objection shall be referred promptly to an Appointed Expert for resolution within ten (10) Business Days from the date of such referral and the determination of such Appointed Expert shall be final and binding upon the parties. The fees and expenses of the Appointed Expert, if retained pursuant to this Section 5.01(h), shall be borne equally by the Seller and the Purchaser.

         SECTION 5.02. ACCESS TO INFORMATION. From the date hereof until the Closing, upon reasonable notice, the Seller shall cause its respective officers, directors, employees, auditors and agents to, (i) afford the officers, employees and authorized agents and representatives of the Purchaser reasonable access, during normal business hours and upon reasonable advance notice, to the offices, properties, books and records of the Company and to its respective officers, employees, agents, accountants and actuaries and (ii) furnish to the officers, employees and authorized agents and representatives of the Purchaser such additional financial and operating data and other information regarding the assets, properties, goodwill and Assumed Business of the Company as are available to the Seller or as may be prepared or compiled by the Seller without undue burden or expense as the Purchaser may from time to time reasonably request. No investigation or access to information pursuant to this Section 5.02 shall affect any representation or warranty made by the Seller to the Purchaser hereunder or otherwise affect the rights and remedies available to the Purchaser hereunder. The Confidentiality Agreement shall apply to all information, materials and documents provided or made available to the Purchaser or its officers, employees or authorized agents or representatives under this Section 5.02.

         SECTION 5.03. STOCKHOLDER APPROVALS; PROXY STATEMENT.

         (a) The Special Meeting shall be called to be held as soon as practicable, after at least twenty (20) days' prior written notice thereof to the stockholders of RCHI, to consider and vote upon this Agreement and the transactions contemplated hereby. RCHI will duly convene and hold the Special Meeting and use its commercially reasonable efforts consistent with applicable law to obtain the necessary stockholder approval for this Agreement and the transactions contemplated hereby.

         (b) The Seller shall take all steps necessary to prepare and file with the SEC and shall disseminate to the holders of the RCHI's common stock, as soon as practicable after the date hereof, the Proxy Statement for the Special Meeting to be held in accordance with clause (a) hereof. The Seller shall give Purchaser and its counsel the opportunity to review the Proxy Statement prior to its being filed with the SEC and shall consult with Purchaser and its counsel regarding comments made by the SEC. The Proxy Statement shall include the recommendation of the RCHI's Board of Directors that the stockholders of RCHI approve this Agreement and the transactions contemplated hereby, in each case except to the extent that RCHI's Board of Directors determines in good faith, based on the advice of counsel, that it is necessary to withhold its recommendation in order to comply with their fiduciary duties to RCHI's stockholders under applicable law. The Seller shall hire a proxy solicitor and otherwise shall use all reasonable and lawful efforts to solicit proxies in favor of this Agreement and the transactions contemplated hereby.

         SECTION 5.04. CONFIDENTIALITY. The terms of the letter agreement, agreed and consented to by the Purchaser on June 15, 1999, between the Seller and the Purchaser (the "CONFIDENTIALITY AGREEMENT") are hereby incorporated by reference and shall continue in full force and effect until the Closing, at which time such Confidentiality Agreement and the obligations of the Purchaser under this Section 5.04 shall terminate; PROVIDED, HOWEVER, that the Confidentiality Agreement shall not terminate in respect of that portion of such confidential information relating exclusively to matters not related to the transactions contemplated by this Agreement or the Assumed Business. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect in respect of such confidential information. After the Closing Date, the Seller shall keep all non-public information relating to the Assumed Business confidential on the same terms as set forth for the Purchaser in the Confidentiality Agreement.

         SECTION 5.05. REGULATORY AND OTHER CONSENTS AND AUTHORIZATIONS; THIRD
                       PARTY CONSENTS.

         (a) Each party hereto will use all commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities (including, without limitation, the insurance regulatory authorities of Nebraska, Florida, California and New York) that may be or become necessary (including all informational and notice filings) for its execution, delivery and performance of this Agreement, the Transfer and Assumption Agreement and the transfer of the Assumed Business (such Governmental Authorities, the "APPLICABLE INSURANCE DEPARTMENTS"), and will cooperate fully with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals, subject to the proviso in Section 5.05(e). Each party hereto agrees to make an applicable filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as soon as reasonably practicable after the date hereof and to supply promptly any additional information and documentary material that may be requested pursuant to the HSR Act. The Seller agrees to promptly make all initial filings with the Applicable Insurance Departments upon the execution of this Agreement and to supply promptly any additional information and documentary material that may be requested by any Applicable Insurance Department in connection therewith. The Seller agrees to provide a draft of such filings to the Purchaser for its review and to consult with the Purchaser relating to any issues arising as a result of the Purchaser's review, prior to the submission of such filings by the Seller to the Applicable Insurance Departments; PROVIDED that such consultation does not delay the timely filing of such filings or any amendments or supplements thereto and it being agreed that the final determination as to the content of such filings or any amendments or supplements thereto shall remain with the Seller. The Seller agrees to provide the Purchaser with a copy of such filings and each amendment or supplement thereto in final form upon the submission thereof to the Applicable Insurance Departments. The Seller and the Purchaser each agree to make all other appropriate filings with the Applicable Insurance Departments and such other filings as may be required under the insurance laws of any other state or jurisdiction in which the Company does business. The parties hereto will not knowingly take any action that will have the effect of materially delaying, impairing or impeding the receipt of any required approvals.

         (b) From the date hereof to the Closing Date the Seller will use its commercially reasonable efforts to obtain the written consents, in form and substance reasonably satisfactory to the Purchaser, of (i) the other party to all contracts and other agreements to be transferred pursuant to the Transfer and Assumption Agreement which by their terms require the consent of such party to the assignment thereof to FRC (including all Retrocession Agreements which by their terms require consent, but excluding cedents under Reinsurance Agreements other than Designated Integrated Solutions), consenting to such assignment, and
(ii) any other party (other than Fleet which is the subject of subsection (d) below) to, or beneficiary of, or obligee with respect to, any Credit for Reinsurance Facility to be transferred, amended or replaced pursuant to the Transfer and Assumption Agreement, to the assignment of such Credit for Reinsurance Facility (including the transfer to FRC of any assets of the Company which are subject to Encumbrances in connection with such Credit for Reinsurance Facilities), consenting to such transfer, amendment or replacement, and that the Seller will, at the Closing Date, deliver to the Purchaser such consents as have then been received by the Seller. The Seller further agrees that, at all times after the Closing Date, at the reasonable request of the Purchaser, the Seller will use all commercially reasonable efforts to cooperate fully with the Purchaser in order to obtain any such consents not previously obtained by the Seller.

         (c) With respect to the reinsurance component described in Section 3.07(b) of the Disclosure Schedule of each Integrated Solution with (i) American Independent Insurance Company, (ii) Arrowhead Management Company, Clarendon National Insurance Company, Arrowhead General Insurance Agency and Sorrento Holdings Inc., (collectively, "ARROWHEAD"), (iii) Sunshine State Insurance Company and Sunshine State Holding Corporation (collectively, "SUNSHINE"), and
(iv) ARX Holding Corp. and American Strategic Insurance Company (collectively, "ARX") (or any Affiliate of any of the foregoing) (collectively, the "DESIGNATED INTEGRATED SOLUTIONS") the Seller shall prior to the Closing Date (x) obtain from each party to a Designated Integrated Solution an affirmation, in form and substance reasonably satisfactory to the Purchaser, regarding the terms of the reinsurance commitments (as described in Section 3.07(b) of the Disclosure Schedule) by the ceding company and that such reinsurance commitments by the ceding company will pursuant to the Transfer and Assumption Agreement be transferred to, and inure to the benefit of, FRC; and (y) obtain from each party to a Designated Integrated Solution an affirmation, in form and substance reasonably satisfactory to the Purchaser, that after the Closing Date neither the Company nor FRC will have any obligation to accept cessions of reinsurance under, or any other obligation under or in respect of, the Designated Integrated Solution. The Seller shall not reduce its ownership of the outstanding shares of Common Stock of ARX (calculated on a fully diluted basis) below 5% if as a result of such reduction FRC's rights with respect to the reinsurance commitments of ARX being transferred to FRC would terminate prior to the third anniversary of the Closing Date.

         (d) Prior to the Closing Date, the Seller will use all commercially reasonable efforts to obtain the consent of Fleet National Bank ("FLEET") to (i) the assignment to FRC pursuant to the Transfer and Assumption Agreement of the Company's Credit for Reinsurance Facility with Fleet, and the transfer to FRC of any assets of the Company supporting such Credit for Reinsurance Facility, or
(ii) the termination of such Credit for Reinsurance Facility at the Closing and transfer and/or release to FRC at the Closing of any assets of the Company supporting such terminated Credit for Reinsurance Facility free and clear of any Encumbrances.

         (e) The Purchaser and the Seller will use all their respective commercially reasonable efforts to assist one another in obtaining the consents and approvals referred to in this Section 5.05, including, without limitation, providing to such parties such financial statements and other financial information with respect to the Purchaser as such parties may reasonably request, if and to the extent such information may reasonably be required; PROVIDED, HOWEVER, that neither the Purchaser nor the Seller shall be obligated with respect to such assistance to take any actions with respect to their respective businesses or the Business of the Company which, in its reasonable judgement, is materially adverse.

         SECTION 5.06. NO SOLICITATION OF EMPLOYEES. For a period of three (3) years following the Closing and other than through ordinary help-wanted advertising, (a) the Seller shall not, directly or indirectly, actively solicit or induce any employee of the Purchaser or any of its subsidiaries (including any Employee employed by the Purchaser following the Closing) to leave such employment and become an employee of the Seller or any of its Affiliates and (b) the Purchaser shall not, directly or indirectly, actively solicit or induce any employee of the Seller (other than as contemplated by Section 6.03) to leave such employment and become an employee of the Purchaser or any of its Affiliates; PROVIDED, HOWEVER, that nothing in this Section 5.06 shall prohibit the Seller or any of its Affiliates or the Purchaser or any of its Affiliates from employing any person who contacts them on his or her own initiative and without any direct or indirect solicitation (it being understood that ordinary help wanted advertising shall not be considered solicitation) by the Seller or any of its Affiliates or the Purchaser or any of its Affiliates, as the case may be.

         SECTION 5.07. USE OF NAME. Anything herein to the contrary notwithstanding, the Purchaser shall not acquire any interest in or right (except as permitted below) to use the name "Risk Capital Reinsurance Company" or any logo, trademark or trade name including such name (collectively, the "RETAINED NAMES AND MARKS"). Promptly following the Closing, (i) the Company shall file such documents as are necessary and appropriate to change its corporate name so as not to contain "Risk Capital Reinsurance Company" or any name similar thereto, including, without limitation, amendments to the Charter of the Company, and amendments to all filings made by the Company to qualify to do business as a foreign corporation and amendments to all filings made by the Company with insurance regulatory authorities in order to be licensed or authorized to write reinsurance or insurance and (ii) the Seller shall cease and desist from using the name "Risk Capital Reinsurance Company" or any name similar thereto, including, without limitation, in any corporate name or in any logo, trademark or trade name. Notwithstanding the foregoing, the Purchaser shall be entitled, without any payment therefor, for a period of eighteen (18) months following the Closing to use the name "Risk Capital Reinsurance Company" in connection with its efforts to renew existing Reinsurance Agreements.

         SECTION 5.08. NO SOLICITATION OF OFFERS, ETC.

         (a) The Seller shall not, nor shall it permit any of its affiliates to, nor shall it authorize or permit any of its or their officers or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or by them to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, the making of any offer or proposal which constitutes or reasonably may be expected to lead to any Acquisition Proposal (as defined below) or (ii) participate in any discussions or negotiations regarding any Acquisition Proposal; PROVIDED, HOWEVER, that if at any time the Board of Directors of the RCHI determines in good faith, based on the advice of counsel, that it is necessary to do so in order to comply with its fiduciary duties to RCHI's stockholders under applicable law, the Seller may, in response to a Superior Proposal (as defined in Section 5.08(b)) which was not solicited by it or which did not otherwise result from a breach of this
Section 5.08(a), (x) furnish information with respect to the Seller and its subsidiaries to any person making a Superior Proposal pursuant to a customary confidentiality agreement and (y) participate in discussions and/or negotiations regarding such Superior Proposal. For purposes of this Agreement, "ACQUISITION PROPOSAL" means any proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 15% or more of the consolidated net revenues, net income or assets of RCHI, or 15% or more of any class of equity securities of RCHI or the Company, or any merger, consolidation, share exchange or other business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving the Seller, other than (i) the transactions contemplated by this Agreement and (ii) transactions that would not prevent the consummation of the transactions contemplated by this Agreement.

         (b) Except as expressly permitted by this Section 5.08, neither the Board of Directors of RCHI nor any committee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to the Purchaser, the approval or recommendation by such Board of Directors or such committee of this Agreement and the transactions contemplated hereby, (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, or (iii) cause the Seller to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, an "ACQUISITION AGREEMENT") relating to any Acquisition Proposal. Notwithstanding the foregoing, in the event of any Superior Proposal which was not solicited by the Seller and which did not otherwise result from a breach of this Section 5.08, the Board of Directors of RCHI may terminate this Agreement and, concurrently with or after such termination, if it so chooses, cause RCHI to enter into any Acquisition Agreement with respect to any Superior Proposal, and withdraw its approval and recommendation of the transactions contemplated hereby and approve and recommend to its stockholders a Superior Proposal, but only at a time that is after the second Business Day following the Purchaser's receipt of written notice advising the Purchaser that the Board of Directors of RCHI is prepared to accept a Superior Proposal and specifying the material terms and conditions of such Superior Proposal. For purposes of this Agreement, a "SUPERIOR PROPOSAL" means any bona fide Acquisition Proposal made by a financially responsible third party which the Board of Directors of RCHI determines in its good faith judgment (based on the written advice of a financial advisor of nationally recognized reputation) to be more favorable to RCHI's stockholders than this Agreement and the transactions contemplated hereby.

         (c) Nothing contained in this Section 5.08 shall prohibit RCHI from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to RCHI's stockholders if, in the good faith judgment of the Board of Directors of RCHI, based on the advice of counsel, failure so to disclose would be inconsistent with its obligations under applicable law.

         SECTION 5.09. FEES AND EXPENSES.

         (a) Subject to the provisions of Section 5.09(b) and except as otherwise provided in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

         (b) In the event that (i) Seller's Stockholder Approval is not obtained as a result of direct solicitation of RCHI's stockholders by a third party (the "THIRD PARTY") and thereafter this Agreement is terminated by either the Purchaser or the Seller pursuant to Section 10.01(b) or (g) or (ii) this Agreement is terminated by the Seller pursuant to Section 10.01(f), then the Seller shall promptly, but in no event later than two (2) days after the date of such termination, pay the Purchaser a fee equal to $1.5 million (the "TERMINATION FEE"), payable by wire transfer of same day funds; PROVIDED, HOWEVER, that no Termination Fee shall be payable to the Purchaser pursuant to clause (i) of this paragraph (b) unless and until within twelve (12) months of such termination the Seller or any of its subsidiaries enters into any Acquisition Agreement or consummates any Acquisition Proposal with the Third Party which has made such direct solicitation (for the purposes of the foregoing proviso the terms "Acquisition Agreement" and "Acquisition Proposal" shall have the meanings assigned to such terms in Section 5.08). The Seller acknowledges that the agreements contained in this Section 5.09(b) are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty, and that, without these agreements, the Purchaser would not enter into this Agreement; accordingly, if the Seller fails promptly to pay the amount due pursuant to this Section 5.09(b), and, in order to obtain such payment, the Purchaser commences a suit which results in a judgment against the Seller for the fee set forth in this Section 5.09(b), the Seller shall pay to Purchaser its costs and expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the fee at the prime rate as reported in the WALL STREET JOURNAL on the date such payment was required to be made.

         SECTION 5.10. INVESTMENT PORTFOLIO. Prior to the Closing Date, the Seller shall update the Investment Portfolio as of the end of each month and shall deliver the updated Investment Portfolio to the Purchaser within ten (10) Business Days of the end of such month.

         SECTION 5.11. NOTICE OF CERTAIN MATTERS.

         (a) Prior to the Closing Date, the Seller shall give prompt notice in writing to the Purchaser of: (i) any information that indicates that any representation or warranty of the Seller contained herein was not true and correct in any material respect as of the date hereof or will not be true and correct in any material respect as of the Closing Date, (ii) the occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure to satisfy a condition specified in Article VIII hereof, (iii) any notice or other written, or, to the knowledge of the Seller, oral communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement,
(iv) any notice of, or other communication relating to, any default or event which, with notice or lapse of time or both, would become a default under any Reinsurance Agreement or material Contract, and (v) any fact, condition or change that, individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect with respect to the Assumed Business.

         (b) Prior to the Closing Date, the Purchaser covenants and agrees to give prompt notice in writing to the Seller of: (i) any information that indicates that any representation or warranty of the Purchaser contained herein was not true and correct in any material respect as of the date hereof or will not be true and correct in any material respect as of the Closing Date, (ii) the occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure to satisfy a condition specified in Article VIII hereof, (iii) any notice or other written or, to the knowledge of the Purchaser, oral communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement and
(iv) any fact, condition or change that, individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect with respect to the Purchaser.

         (c) The giving of any such notice under this Section 5.11 or the providing of the financial statements contemplated by Section 5.12 shall in no way change or modify the Seller's or the Purchaser's representations and warranties or the conditions to either party's obligations contained herein or otherwise affect the remedies available to the Purchaser or Seller hereunder. The party receiving any such notice under this Section 5.11 shall promptly notify the other parties if it has made the determinations contemplated by
Section 10.01(c) or Section 10.01(e), as the case may be, and intends to terminate this Agreement pursuant thereto.

         SECTION 5.12. INTERIM FINANCIAL STATEMENTS.

         (a) The Seller shall, as soon as available, but no later than sixty
(60) days after the end of the relevant quarter, as the case may be, deliver promptly to the Purchaser any and all quarterly financial statements for the Company, audited or unaudited, prepared for the management of the Company after the date of this Agreement and prior to the Closing Date. In addition, the Seller will deliver to the Purchaser copies of the Company's audited 1999 Annual Statutory Statement as soon as it has been delivered by Seller's Accountants.

         (b) The Purchaser shall from time to time until the termination of the Escrow Agreements provide, (i) upon the reasonable request of the Seller (but not more than once annually), written confirmation to the Seller that it has the financial resources to perform its obligations under the Escrow Agreements and that FRC is capable of performing its obligations with respect to the assets and Liabilities transferred to it under the Transfer and Assumption Agreement, and
(ii) copies of FRC's Quarterly and Annual Statutory Statements.

         SECTION 5.13. AFFILIATE AGREEMENTS; INTERCOMPANY ACCOUNTS.

         (a) Except as set forth in Section 5.13(a) of the Disclosure Schedule, the Seller shall cause all intercompany accounts receivable or payable (whether or not currently due or payable) between (i) the Company involving or relating to the Assumed Business, on the one hand, and (ii) RCHI or any of its Affiliates (other than the Company) involving or relating to the Assumed Business, or any of the officers or directors of any of RCHI and its Affiliates (other than the Company) involving or relating to the Assumed Business, on the other hand, to be settled in full (without any premium or penalty) at or prior to the Closing.

         (b) Section 5.13(b) of the Disclosure Schedule sets forth all agreements between (i) the Company involving or relating to the Assumed Business, on the one hand, and (ii) RCHI or any of its Affiliates (other than the Company) on the other hand (collectively, "

AFFILIATE AGREEMENTS"). All Affiliate Agreements shall be terminated and discharged without any further liability or obligation thereunder effective at the Closing, upon terms and pursuant to instruments reasonably satisfactory to the Purchaser, unless otherwise noted on Section 5.13(b) of the Disclosure Schedule.

          SECTION 5.14. RENEWAL RIGHTS. From and after the Closing, the Seller shall refer all communications received from cedents or broker producers with respect to the Assumed Business (including, without limitation, the modification, renewal or replacement of any Reinsurance Agreement forming part of the Assumed Business) to FRC on an exclusive basis, and shall use commercially reasonable efforts to promote FRC for such business to the broker producers and ceding companies of such business. Following the Closing, the Seller agrees to direct to FRC, and the Purchaser agrees to cause FRC to assume, at the contract's next anniversary date (in the case of continuous contracts) or at its renewal date (in the case of all other contracts), or in each case any earlier date agreed to by the parties, such of that business which meets FRC's underwriting guidelines, subject, where applicable, to the ceding company's agreement on each contract. For four (4) years from the Closing Date, the Seller agrees for itself and its Subsidiaries (including, without limitation, the Company) now or hereinafter in existence not to compete with FRC to acquire or reinsure, in whole or in part, any of the business included in the Assumed Business. As used herein, the term "business" shall mean the coverage provided under the treaties included in the Assumed Business.

         SECTION 5.15. CERTAIN SOFTWARE LICENSES. On the Closing Date, the Seller shall transfer and assign all the Software Licenses (as defined below) to FRC. The Seller shall take all action necessary (including, without limitation, making any required payments) to assure that any and all software licenses relating to the SICS Reinsurance System (the "SOFTWARE LICENSES") are in full force and effect and usable by the Company on the Closing Date and, subject to the consent referenced in Section 5.05(b) of the Disclosure Schedule, by FRC after the Closing Date. Anything in this Agreement to the contrary notwithstanding, the Seller hereby agrees to indemnify the Purchaser against and hold the Purchaser harmless, dollar for dollar, from and shall pay any and all claims, losses, damages, expenses, obligations and Liabilities (including costs of investigation, reasonable attorney's fees and expenses and other costs of defense) arising out of or otherwise in respect of any suit or claim of violation or infringement of the Software Licenses or the software subject thereto brought by the owners of the Software Licenses against FHC or FRC.

         SECTION 5.16. AVIATION BUSINESS.

         (a) Prior to the Closing Date, the Seller will, in consultation with the Purchaser, arrange reinsurance protections covering the Company's aviation business with net financial position exposures substantially consistent with the expiring program, on terms, and with reinsurance security, reasonably acceptable to the Purchaser (the "RUNOFF COVERAGE"). It is the intent of the parties hereto that the expiration of the Runoff Coverage shall be coterminous with the final expiration of exposure to losses from the Company's aviation business running off, in-force, new or renewed as of the Closing Date.

         (b) The Runoff Coverage will be purchased by the Company. The Company wi ll use the Excess Aviation Premium (as defined below) to purchase such Runoff Coverage. The "EXCESS AVIATION PREMIUM" shall mean the amount by which premiums earned after the Reference Date from assumed aviation business exceeds premiums earned after the Reference Date for ceded aviation reinsurance protections, other than the Runoff Coverage. In the event that the Excess Aviation Premium is insufficient to fully absorb the premium for the Runoff Coverage, the Seller will indemnify the Purchaser for any shortfall (the "RUNOFF COVERAGE PREMIUM SHORTFALL") in the manner below.

         (c) On or before January 31, 2000, the Company will provide for the Purchaser's review a proposal for the Runoff Coverage and preliminary versions of the statements referred to in the following paragraph.

         (d) On the Closing Date, the Seller will provide the Purchaser with a statement setting forth: (i) the Excess Aviation Premium from the Reference Date to the Closing Date; (ii) an estimate of the Excess Aviation Premium from the Closing Date to the termination of all loss exposure with regard to the aviation business; and (iii) an estimate of the premium for the Runoff Coverage, such statement to be reviewed and agreed to by the Purchaser. If the amounts contained in such statement will result in an estimated Runoff Coverage Premium Shortfall, the Seller will pay such amount to the Purchaser on the Closing Date.

         SECTION 5.17. REINSURANCE. Contemporaneous with, and contingent upon, the Closing, the Seller will purchase such aggregate excess or other reinsurance protections on the Assumed Business as the Purchaser shall designate not less than ten (10) Business Days prior to the Closing. The premium for such coverage together with any taxes and other expenses directly related to such reinsurance will be borne by the Company and the Purchaser shall, at the Closing, increase the Provisional Purchase Price by an amount equal to the sum of such premium, taxes and other expenses, which increase shall not be subject to adjustment pursuant to Section 2.04. The Purchaser shall provide the Seller with a preliminary estimate of the amount of the premium to be paid for such reinsurance no later than February 15, 2000.

         SECTION 5.18. FURTHER ACTION. Each of the parties hereto shall execute and deliver such documents and other papers and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby.

                                   ARTICLE VI

                                EMPLOYEE MATTERS

         SECTION 6.01. SELLER. Except as specifically provided in Section 6.03 or 6.04, from and after the Closing Date, the Seller and the Company shall be and remain solely responsible for the payment of any and all Liabilities which have arisen or may arise in connection with (i) any Plan (including, but not limited to, Liabilities arising from income or excise tax assessments, participant benefit claims, fiduciary conduct, or under ERISA or the Internal Revenue Code); (ii) the employment, compensation or benefits of any employee or former employee of the Seller, the Company or any affiliate, including but not limited to the Employees, or the termination thereof, including, without limitation, any Liability arising out of or relating to any act or omission by the Seller, the Company or any Affiliate (other than those which may arise with respect to Continuing Employees under new arrangements which commence after the Closing Date); (iii) any violation of or non-compliance by the Seller, Company or any Affiliate with any applicable law respecting employment, compensation or benefits of the Employees; and (iv) severance pay, change in control, or stay-bonus, retention or similar "pay-to-stay" arrangements (whether or not triggered by virtue of the transactions contemplated by this Agreement), accrued vacation pay, sick pay, health and medical claims and requests for reimbursements, and similar and other benefits, relating to any period of employment with the Seller, the Company or any affiliate on or prior to the Closing Date (other than those which may arise with respect to Continuing Employees under new arrangements which commence after the Closing Date). Except as specifically provided in Section 6.03 or 6.04, the Purchaser shall neither adopt, become a sponsoring employer of, and the Purchaser shall have no obligations, responsibility or Liabilities under, the Plans (including, but not limited to, any funding or payment obligation), or to the Employees with respect to any matters (other than those which may arise with respect to Continuing Employees under new arrangements which commence after the Closing Date), including but not limited to the Plans.

         SECTION 6.02 PURCHASER. The Purchaser shall offer employment to Brian Gulbransen, Joann DeBlasis, Samuel Gaccione, and Michael Ricci effective as of the Closing Date (such four Employees, the "CONTINUING EMPLOYEES"), on such terms and conditions as are mutually acceptable to the Purchaser and such Employees (which terms shall not be identical between and among such Employees and such terms shall include a release of the Seller from Liability under the Severance Plan from such Continuing Employees other than Ms. DeBlasis whose employment agreement shall include a release of the Seller from all Liability under the Change in Control Agreement dated February 25, 1999), pursuant to employment agreements and severance agreements effective as of the Closing Date. The Seller agrees to pay on the Closing Date an aggregate amount equal to $665,000 to the Continuing Employees as "signing bonuses" pursuant to and in the amounts set forth in the employment and severance agreements entered into between the Continuing Employees and the Purchaser. The Seller shall use commercially reasonable efforts to assist the Purchaser in hiring the Continuing Employees, and shall not offer other employment (or arrange to have another Person offer employment) to any such Continuing Employee without the prior written consent of the Purchaser. Nothing herein express or implied shall be construed to prevent the Purchaser, at any time after the Closing Date, from terminating or modifying to any extent or in any respect at any time or from time to time (i) the Purchaser's employment relationship with any employee, including any Continuing

Employee, (ii) the terms and conditions of the employment of any employee, including the Continuing Employees, including but not limited to wages and/or salaries, hours and employee benefits, or (iii) any of the Purchaser's "employee benefit plans" as defined under ERISA or similar or other plans, programs, arrangements or agreements.

         SECTION 6.03. SELLER'S CONTINUATION OF EMPLOYMENT AND PAYROLL; AMENDMENT OF SEVERANCE AND "PAY-TO-STAY" ARRANGEMENTS AND OTHER PAYMENTS.

         (a) From and after the Closing Date and for a period of sixty (60) calendar days thereafter (the "60 DAY PERIOD"), the Seller agrees to (i) offer to retain in the employ of the Seller for the 60 Day Period all Employees who are engaged in the operation of the Business, other than Robert Clements, Mark Mosca, Peter Appel and Paul Malvasio (such four Employees, the "SENIOR EXECUTIVES"), and other than the Continuing Employees (all such Employees other than the Senior Executives and the Continuing Employees, the "RETAINED EMPLOYEES"), (ii) retain the payroll function of the Company for all Retained Employees (and Senior Executives to the extent that the Seller retains such Executives in the employ of the Seller after the Closing Date), and (iii) retain all responsibility and obligations as the "employer" from and after the Closing Date for all Retained Employees and Senior Executives. The Seller shall continue all Retained Employees (and the Senior Executives, to the extent they remain employed by the Seller) in the Plans during the 60 Day Period. During the 60 Day Period, the Seller agrees that the Retained Employees shall render their services exclusively for and at the direction of the Purchaser, at the offices of the Seller at 20 Horseneck Lane, Greenwich, Connecticut. In the event that the Purchaser determines in its discretion that it does not require the services of any one or more of the Retained Employees during the 60 Day Period, the Seller shall cause any such Retained Employee's services to be redeployed within Seller's operations (or the Seller may terminate such Employee, at its discretion). The Purchaser shall reimburse the Seller for all salaries, benefits and other direct compensation related costs associated with Seller's employment of all Retained Employees which are incurred during the 60 Day Period, other than those Employees whom the Purchaser has identified to the Seller as not required pursuant to the immediately previous sentence (but only compensation costs for periods after the Purchaser has so identified such Employees to the Seller). The Purchaser may, in its discretion, offer employment to any Retained Employees at any time during or at the end of the 60 Day Period, upon terms and conditions as are mutually acceptable to the Purchaser and any such Employees (in which case the reimbursement obligation with respect to such Employee set forth in the immediately previous sentence for periods thereafter shall immediately cease).

         (b) The Seller agrees to (x) cause to be amended the Risk Capital Holdings, Inc. Amended and Restated Change in Control Severance Plan and Summary Plan Description (the "SEVERANCE PLAN") with respect to all Employees who are eligible to participate therein, and (y) use all commercially reasonable efforts to cause to be amended all other existing severance plans, policies, arrangements and agreements, and all existing stay bonus, "pay-to-stay" and similar arrangements or individual agreements with or for the benefit of the Employees listed in Section 6.03(b) of the Disclosure Schedule (such list not to include the Senior Executives) (all of such plans, policies, arrangements and agreements, the "AMENDED PLANS"), to the effect that such Employees will not receive such severance or "pay-to-stay" (or similar) payment unless such Employees either (i) remain continuously employed with the Seller pursuant to
Section 6.03(a) during the 60 Day Period, or (ii) are involuntarily terminated by action of the Seller during the 60 Day Period. The Seller shall also use all commercially reasonable efforts to obtain waivers from the Employees set forth on Section 6.03(b) of the Disclosure Schedule with respect to such amendments. The obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the condition that the Severance Plan is, in fact, amended to the reasonable satisfaction of the Purchaser (with prior notice to the Purchaser, and an opportunity for the Purchaser to comment on same) on or prior to the Closing Date. The Seller shall remain responsible for and obligated to determine the eligibility for, and providing payment to, all Employees, including the Continuing Employees, with respect to all benefits and obligations pursuant to the Plans (including, but not limited to, any severance, change in control agreements, change in control plans, "pay-to-stay" arrangements and similar or other plans or arrangements), whether amended by this Section 6.03 or otherwise, and whether such payment obligations arise prior to or after the Closing Date.

         SECTION 6.04. PURCHASER'S PAYMENT WITH RESPECT TO SEVERANCE, CHANGE IN CONTROL AND "PAY-TO-STAY" COSTS. Upon the Closing, the Purchaser shall pay to the Seller an amount equal to $5,335,000 as payment in respect of severance, change in control, "pay-to-stay" and similar costs incurred by Seller with respect to the Employees.


                                   ARTICLE VII

                                   TAX MATTERS

         SECTION 7.01. INDEMNITY.

         The Seller agrees to indemnify and hold harmless the Purchaser against
(i) all Taxes of the Company, the Seller or any subsidiary or Affiliate of the Seller (or the Company) and (ii) all Taxes imposed with respect to the Assumed Business for any Pre-Closing Period (other than, with respect to this (ii), Taxes imposed on the acquisition of the Assumed Business) PROVIDED, HOWEVER, that the Company shall not be required to indemnify the Purchaser and its Affiliates for the Liabilities of any entity other than itself. The Purchaser shall be responsible for, and shall indemnify and hold harmless the Seller against all Taxes in respect of the Assumed Business for which the Purchaser is not eligible for indemnification pursuant to the first sentence hereof. Nothing in this Section 7.01 shall be interpreted as requiring the Purchaser to make payments of any Taxes to any taxing authority before the Closing Date.

         SECTION 7.02. [RESERVED].

         SECTION 7.03. [RESERVED]

         SECTION 7.04. CONTESTS.

         (a) After the Closing, the Purchaser shall reasonably promptly after becoming aware thereof notify the Seller in writing of the commencement of any Tax audit or administrative or judicial proceeding and shall also separately notify the Seller in writing of any demand or claim on the Purchaser which, if determined adversely to the taxpayer or after the lapse of time would be grounds for indemnification by the Seller under this Article VII. Such notice shall contain factual information (to the extent known to the Purchaser) describing the asserted Tax liability in reasonable detail and shall include copies of any notice or other document received from any taxing authority in respect of any such asserted Tax liability. If the Purchaser fails to give the Seller reasonably prompt notice of an asserted Tax liability as required by this
Section 7.04, then (i) if the Seller is precluded by the failure to give reasonably prompt notice from contesting the asserted Tax liability in both the administrative and judicial forums, then the Seller shall not have any obligation to indemnify for any loss or damage arising out of such asserted Tax liability, and (ii) if the Seller is not so precluded from contesting but such failure to give reasonably prompt notice results in an actual detriment to the Seller, then any amount which the Seller is otherwise required to pay the Purchaser pursuant to this Article VII with respect to such liability shall be reduced by the amount of such detriment.

         (b) The Seller, promptly after receiving notice, may elect to direct, through counsel of its own choosing and at its own expense, any audit, claim for refund and administrative or judicial proceeding involving any asserted liability with respect to which indemnity may be sought against the Seller under this Article VII (any such audit, claim for refund or proceeding relating to an asserted Tax liability are referred to herein collectively as a "CONTEST"). If the Seller elects to direct the Contest of an asserted Tax liability, the Purchaser shall cooperate in all reasonable respects, at the Seller's expense, in each phase of such Contest. If the Seller does not either reasonably promptly give notice to direct the Contest or commence the direction of the Contest or if it contests its obligation to indemnify under Section 7.01, the Purchaser may pay, compromise or contest, at its own expense, such asserted liability without waiving any of its rights to indemnification hereunder. However, in such case, the Purchaser may not settle or compromise any asserted liability over the objection of the Seller; PROVIDED, HOWEVER, that the Seller's consent to settlement or compromise shall not be unreasonably withheld or delayed. In any event, each of the Purchaser and the Seller may participate, at their own expense, in the Contest. If the Seller chooses to direct the Contest, the Purchaser shall promptly empower (by power of attorney and such other documentation as may be appropriate) such representatives of the Seller as Seller may designate to represent the Purchaser or its successor in the Contest insofar as the Contest involves an asserted Tax liability for which the Seller would be liable under this Article VII. If, with respect to any proposed settlement referred to in clause (x) of the previous sentence, the Seller proposes in good faith to settle a claim, suit, action or proceeding with respect to any Tax, which settlement offer is accepted by the relevant taxing authority, the Purchaser may elect to continue to contest such claim, suit, action or proceeding; PROVIDED that notwithstanding how such matter is ultimately settled or decided, the liability of the Seller with respect to such claim, suit, action or proceeding shall be no greater than the amount which would have been payable if the Purchaser had consented to the settlement proposed by the Seller.

         (c) The Purchaser shall have the sole obligation and right to direct, at its own expense, a Contest regarding any Tax Return for any taxable period commencing after the Closing Date in the case of a Tax Return which is filed on a combined, consolidated, unitary or similar basis with the Purchaser; PROVIDED, HOWEVER, that the Purchaser shall advise and consult with the Seller regarding the status of any such Contest that involves an asserted Tax liability for which the Seller would be liable under this Article VII and PROVIDED, FURTHER, that, Purchaser shall not, without the prior written consent of the Seller (which shall not be unreasonably withheld or delayed) settle any such contest.

         SECTION 7.05. PURCHASE PRICE ALLOCATION. As soon as practicable after the date hereof, the Purchaser shall prepare a statement setting forth the allocation of the purchase price among the assets of the Assumed Business, which shall be agreed upon by the Seller (collectively, the "INITIAL ALLOCATION"). The Initial Allocation shall be determined in accordance with Section 1060 of the Internal Revenue Code and the applicable Treasury Regulations thereunder. The Initial Allocation shall be set forth on a statement (the "INITIAL ALLOCATION STATEMENT") dated the Closing Date. If any increase or decrease in the purchase price occurs, as a result of an adjustment to the purchase price under the provisions of Article II of this Agreement or otherwise, then the amount of such increase or decrease and the allocation thereof among the assets of the Company (collectively, the "ADJUSTMENT ALLOCATION") shall be set forth on a statement (the "ADJUSTMENT ALLOCATION STATEMENT") prepared by the Purchaser and agreed upon by the Seller. The Initial Allocation Statement and any Adjustment Allocation Statement shall be signed by the president or a vice president of Seller and Purchaser. The Seller and Purchaser shall, to the maximum extent permitted under applicable law, (i) file, or cause to be filed, all Tax Returns in a manner consistent with the Initial Allocation and any Adjustment Allocation and (ii) not take any action inconsistent therewith.

         SECTION 7.06. COOPERATION AND EXCHANGE OF INFORMATION. The Seller and the Purchaser will provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities, but in no event shall either party be required to disclose to the other party any information relating to its operations other than the Assumed Business. The Seller and the Purchaser shall make their employees available on a mutually convenient basis to provide explanations of any documents or information provided hereunder. The Seller and the Purchaser will retain all Tax Returns, schedules and work papers and all material records or other documents relating to Tax matters of the Company and the Assumed Business for its taxable period first ending after the Closing Date and for all prior taxable periods until the later of: (i) the expiration of the statute of limitations of the taxable periods to which such returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods; or (ii) six
(6) years following the due date (without extension) for such returns. After such time, before either the Seller or the Purchaser shall dispose of any of such books and records, at least ninety (90) calendar days prior written notice to such effect shall be given to the other party, and such other party shall be given an opportunity, at its cost and expense, to remove and retain all or any part of such books and records as such party may select; PROVIDED, HOWEVER, that in no event shall either party be required to disclose to the other party any information relating to its operations other than the Assumed Business. Any information obtained under this Section 7.06 shall be kept confidential, except as may be otherwise necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding.

         SECTION 7.07. CONVEYANCE TAXES. The Seller agrees to assume liability for and to hold the Purchaser harmless against any sales, use, transfer, stamp, stock transfer, real property transfer or gains, and value added taxes, any transfer, registration, recording or other fees, and any similar Taxes incurred as a result of the transactions contemplated hereby, and shall file such applications and documents as shall permit any such Tax to be assessed and paid on or prior to the Closing Date in accordance with any available pre-sale filing procedure.

         SECTION 7.08. MISCELLANEOUS.

         (a) The Seller and the Purchaser agree to treat all payments made by either to or for the benefit of the other under this Article VII and under other indemnity provisions of this Agreement, as adjustments to the purchase price for Tax purposes and that such agreed treatment shall govern for Tax purposes hereof.

         (b) Regardless of whether a Contest is commenced, if the Seller becomes aware of the commencement of any Tax audit or administrative or judicial proceeding which could result in any liability for which the Seller has agreed to indemnify the Purchaser pursuant to the provisions of Section 7.01, the Seller shall reasonably promptly so inform the Purchaser in writing (if it has not previously done so).

         (c) All indemnities under this Article VII shall be paid dollar-for-dollar, in accordance with their terms, without regard to any caps, floors, baskets or other similar limitations.

                                  ARTICLE VIII

                              CONDITIONS TO CLOSING

         SECTION 8.01. CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligation of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver, at or prior to the Closing, of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all respects as of the Closing with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct as of such date (except, in each case, where the failure to be so true and correct would not have a Material Adverse Effect with respect to the Purchaser); PROVIDED, HOWEVER, that if any such portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 8.01(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects, and all the covenants contained in this Agreement to be complied with by the Purchaser on or before the Closing shall have been complied with in all material respects (other than the covenants contained in Section 5.01 which shall be complied with in all respects, except where the failure to so comply would not have a Material Adverse Effect with respect to the Purchaser), and the Seller shall have received a certificate of the Purchaser to such effect signed by a duly authorized officer thereof;

         (b) NO ORDER. No United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions or which would have a Material Adverse Effect with respect to the Purchaser; PROVIDED, HOWEVER, that the parties hereto shall use their commercially reasonable efforts to have any such order or injunction vacated;

         (c) GOVERNMENTAL FILINGS AND CONSENTS. All authorizations, consents, orders and approvals of Governmental Authorities to the transactions contemplated by this Agreement and the Transfer and Assumption Agreement shall have been obtained and be in effect on the Closing Date, except to the extent that the failure to obtain any such consent would not have the effect of making the transactions contemplated by this Agreement and the Transfer and Assumption Agreement illegal or otherwise restrain or prohibit consummation of such transactions or result in a material liability to the Seller;

         (d) THIRD PARTY CONSENTS. The Seller shall have received the third party consents, approvals, authorizations or actions to the transactions contemplated by this Agreement and the Transfer and Assumption Agreement, if any, in form and substance reasonably satisfactory to the Seller from the parties listed in Section 8.01(d) of the Disclosure Schedule, except to the extent that failure to obtain any such consents would not have the effect of making the transactions contemplated by this Agreement and the Transfer and Assumption Agreement illegal or otherwise restrain or prohibit consummation of such transactions or result in a material liability to the Seller;

         (e) HSR ACT. Any waiting period (and any extension thereof) under the HSR Act applicable to the purchase and transfer of the Assumed Business contemplated hereby shall have expired or shall have been terminated without any material adverse action taken by the Federal Trade Commission or Department of Justice.

         (f) LEGAL OPINION. The Seller shall have received from Morgan, Lewis & Bockius LLP, counsel to the Purchaser, a legal opinion addressed to the Seller and dated the Closing Date which shall be reasonably satisfactory to the Seller;

         (g) STOCKHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the stockholders of RCHI by the requisite vote in accordance with applicable law;

         (h) INCUMBENCY CERTIFICATE. The Seller shall have received a certificate of the Secretary or an Assistant Secretary of the Purchaser certifying the names and signatures of the officers of the Purchaser authorized to sign this Agreement and any other document required to be delivered hereunder;

         (i) ESCROW AGREEMENT. The Purchaser shall have executed and delivered the Escrow Agreement as required by Section 2.03(d);

         (j) PROCEEDINGS. All proceedings, corporate or otherwise, taken by the Purchaser in connection with the transactions contemplated hereby and all instruments and documents incident thereto shall be reasonably satisfactory in form and substance to the Seller.

         SECTION 8.02. CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver, at or prior to the Closing, of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all respects as of the Closing with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct as of such date (except where the failure to be so true and correct would not have a Material Adverse Effect with respect to the Seller or the Assumed Business); PROVIDED, HOWEVER, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 8.02(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects, and all the covenants contained in this Agreement to be complied with by the Seller on or before the Closing shall have been complied with in all material respects (other than the covenants contained in Section
5.01 which shall be complied with in all respects, except where the failure to so comply would not have a Material Adverse Effect with respect to the Seller or the Assumed Business), and the Purchaser shall have received a certificate of the Seller to such effect signed by a duly authorized officer thereof;

         (b) NO ORDER. No United States or state governmental authority or other agency or commission shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions or which would have a Material Adverse Effect; PROVIDED, HOWEVER, that the parties hereto shall use their commercially reasonable efforts to have any such order or injunction vacated;

         (c) GOVERNMENTAL FILINGS AND CONSENTS. All authorizations, consents, orders and approvals of Governmental Authorities to the transactions contemplated by this Agreement and the Transfer and Assumption Agreement shall have been obtained and be in effect on the Closing Date, except to the extent that the failure to obtain any such consent would not have a Material Adverse Effect or result in a material liability to the Purchaser; PROVIDED, however, that the failure to obtain the approvals of the Nebraska, California, Florida and New York Insurance Departments will be deemed to be a Material Adverse Effect;

         (d) THIRD PARTY CONSENTS. The Purchaser shall have received the third party consents, approvals, authorizations or actions to the transactions contemplated by this Agreement and the Transfer and Assumption Agreement, if any, in form and substance reasonably satisfactory to the Purchaser as required pursuant to Sections 5.05 (c) and (d), except to the extent that the failure, individually and in the aggregate, to obtain any such affirmations or consents would not have a Material Adverse Effect, PROVIDED, HOWEVER, that the failure to obtain the consents to be obtained pursuant to Sections 5.05(c) and (d) shall be deemed to have a Material Adverse Effect;

         (e) HSR ACT. Any waiting period (and any extension thereof) under the HSR Act applicable to the purchase and transfer of the Assumed Business contemplated hereby shall have expired or shall have been terminated without any material adverse action taken by the Federal Trade Commission or Department of Justice and neither shall have imposed any conditions upon Purchaser which would have a Material Adverse Effect with respect to the Purchaser or the Assumed Business.

         (f) LEGAL OPINION. The Purchaser shall have received from Lawson, Dugan & Murray and Cahill Gordon & Reindel, counsel to the Seller, legal opinions addressed to the Purchaser and dated the Closing Date which shall be reasonably satisfactory to the Purchaser;

         (g) STOCKHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the stockholders of RCHI by the requisite vote in accordance with applicable law.

         (h) NO MATERIAL ADVERSE EFFECT. Since the date of this Agreement, no event or events shall have occurred which, individually or in the aggregate, have had, or are reasonably likely to have, a Material Adverse Effect and PROVIDED, FURTHER, that for this purpose, the parties agree that if (i) Joann DeBlasis does not agree to execute an employment agreement with FRC (which agreement shall be effective as at the Closing Date) within ten (10) Business Days following the date hereof or, if, despite having signed such employment agreement, she leaves the employ of the Company prior to Closing, or (ii) if Brian Gulbransen does not agree to execute an employment agreement with FRC within fifteen (15) Business Days following the date hereof, then such events shall be deemed to have a Material Adverse Effect;

         (i) INCUMBENCY CERTIFICATE. The Purchaser shall have received a certificate of the Secretary of each of RCHI and the Company certifying the names and signatures of the officers of each of RCHI and the Company authorized to sign this Agreement and any other document required to be delivered hereunder;

         (j) SOFTWARE LICENSES. The Seller shall have fulfilled its obligations under Section 5.15 with respect to the Software Licenses and obtained all consents necessary to permit Purchaser to utilize the SICS Reinsurance System;

         (k) AVIATION BUSINESS AND REINSURANCE. The Seller shall have fulfilled its obligations under Section 5.16 with respect to the aviation business of the Company and Section 5.17 with respect to aggregate excess or other reinsurance;

         (l) ESCROW AGREEMENT. The Seller shall have executed and delivered the Escrow Agreement, and shall have deposited $20,000,000 with the Escrow Agent, as required by Section 2.03;

         (m) EMPLOYEE MATTERS. The Seller shall have fulfilled its obligations, and the Severance Plan shall have been, in fact, amended, as provided in Article VI without regard to the efforts of the Seller;

         (n) PROCEEDINGS. All proceedings, corporate or otherwise, taken by the Seller in connection with the transactions contemplated hereby and all instruments and documents incidental thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel.

                                   ARTICLE IX

                                 INDEMNIFICATION

         SECTION 9.01. SURVIVAL. The representations and warranties and covenants to be performed at or before the Closing of the parties hereto contained herein shall not survive the Closing; PROVIDED, HOWEVER, that the representations and warranties contained in the first sentence of Section 3.01,
Section 3.02, Section 3.03, Section 3.06, Section 3.07, Section 3.08(a) and
(b)(i) and (v), Section 3.09, Section 3.17, Section 3.18(a)(ii), Section 3.21,
Section 3.23, the first sentence of Section 4.01, the first sentence of Section
4.02 and Section 4.08 shall survive the Closing and remain in full force and effect, regardless of any investigation made by or on behalf of the Seller or the Purchaser, for the period from the Closing to and including the date one (1) year after the Closing; PROVIDED, FURTHER, that representations and warranties contained in Section 3.20 and the agreements and covenants which by their terms require performance after the Closing Date shall survive the Closing and remain in full force and effect until the applicable period under the statute of limitations therefor has expired; PROVIDED, FURTHER, that the representations and warranties contained in Section 3.17 shall to the extent related to Reinsurance Agreements covering the CPIS Subject Liabilities and the Seller's indemnification obligations with respect to Excluded Liabilities shall survive the Closing and remain in full force and effect and shall not expire.

         SECTION 9.02. INDEMNIFICATION BY THE PURCHASER.

         (a) FHC and FRC, jointly and severally, agree, subject to the other terms and conditions of this Agreement, to indemnify the Seller and its Affiliates, and their respective officers, directors, employees, agents, heirs, successors and assigns (as used in this Section 9.02, each an "INDEMNIFIED PARTY") against and hold them harmless from, and shall pay, all Liabilities of and costs and damages (including any costs of investigation, reasonable attorneys' fees and expenses and other costs of defense) arising out of or related to (i) the breach of any representation, warranty, covenant or agreement of the Purchaser herein, and (ii) any and all debts, Liabilities, obligations and commitments assumed by FRC pursuant to the Transfer and Assumption Agreement but excluding any of the Excluded Liabilities. Anything in Section 9.01 to the contrary notwithstanding, no claim may be asserted nor may any action be commenced against the Purchaser under this Section 9.02 for breach of any representation, warranty, covenant or agreement contained herein, unless written notice of such claim or action is received by the Purchaser describing in reasonable detail the facts and circumstances known to the Seller with respect to the subject matter of such claim or action on or prior to the date on which the representation, warranty, covenant or agreement on which such claim or action is based ceases to survive as set forth in Section 9.01; and any claim made by the Seller under this Article IX within the aforesaid time periods shall be considered timely made even if such claim is not resolved until after the expiration of the aforesaid periods; PROVIDED, HOWEVER, that a claim may be asserted and an action may be commenced against the Purchaser for breach of the agreements and covenants which by their terms are to be performed after the Closing Date (including, without limitation, the indemnities contained herein) until the applicable period under the statute of limitations therefor has expired.

         (b) No claim may be made against the Purchaser for indemnification pursuant to Section 9.02(a)(i) with respect to any item of Liability or damage relating to the breach of a representation or warranty unless the aggregate of all such Liabilities and damages of the Indemnified Parties with respect to
Section 9.02(a)(i) shall exceed $500,000 and the Purchaser shall not be required to pay or be liable for the first $500,000 in aggregate amount of such Liabilities and damages. No Indemnified Party shall be indemnified pursuant to
Section 9.02(a)(i) with respect to any item of Liability or damage for a breach of a representation or warranty if the aggregate of all such Liabilities and damages of the Indemnified Parties for which the Indemnified Parties have received indemnification pursuant to Section 9.02(a)(i) shall have exceeded $5 million.

         (c) Payments by the Purchaser pursuant to Section 9.02(a) shall be limited to the amount of any Liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment recoverable by the Indemnified Party from any third party with respect thereto and shall be determined on an after-tax basis.

         (d) An Indemnified Party shall give the Purchaser reasonably prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which such Indemnified Party has knowledge concerning any Liability or damage as to which such Indemnified Party may request indemnification hereunder. Failure to give such notice shall not waive any right to indemnification on the part of the Indemnified Party or Parties who fail to give such notice, except only to the extent of any damage or loss actually suffered by the Purchaser by reason of the delay in receiving such notice. The Purchaser shall have the right to direct, through counsel of its own choosing, provided such counsel is reasonably satisfactory to the Indemnified Party, the defense or settlement of any such claim or proceeding at its own expense, provided that the Purchaser vigorously and diligently pursues such defense in good faith and keeps the Indemnified Party and its attorneys reasonably informed as to the progress of the defense and any proposed settlement. If the Purchaser elects to assume the defense of any such claim or proceeding, the Indemnified Party may participate in such defense, but in such case the expenses of the Indemnified Party shall be paid by the Indemnified Party. The Indemnified Party shall provide the Purchaser with access to such Indemnified Party's records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with the Purchaser in the defense or settlement thereof, and the Purchaser shall reimburse the Indemnified Party for all the reasonable out-of-pocket expenses of such Indemnified Party in connection therewith. If the Purchaser elects to direct the defense of any such claim or proceeding, the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, (i) unless the Purchaser consents in writing to such payment which consent shall not be unreasonably withheld, or (ii) unless the Purchaser, subject to the last sentence of this Section 9.02(d), withdraws from the defense of such asserted liability, or (iii) unless a final judgment from which no appeal may be taken by or on behalf of the Purchaser is entered against the Indemnified Party for such liability, or (iv) unless there is a material risk if such asserted liability is not paid that an injunction or other equitable relief will be granted which will materially adversely affect the business of the Seller or there is a material risk of the seizure of any material assets of the Seller or a material risk that a lien or liens will be imposed on any such material assets. The Purchaser shall have the right, in its discretion exercised in good faith and with the advice of counsel, to settle any such claim with the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld; provided that the Indemnified Party may withhold its consent to any settlement if, in its reasonable judgment, such settlement would materially adversely affect the conduct of the business of the Seller or does not include a general release to all Indemnified Parties. If the Purchaser shall fail to defend, or if, after commencing or undertaking any such defense, the Purchaser fails to diligently prosecute and defend or withdraws from such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Purchaser's expense. If the Indemnified Party assumes the defense of any such claim or proceeding pursuant to this Section 9.02(d) and proposes to settle such claim or proceeding prior to a final judgment thereon or to forego any appeal with respect thereto, then the Indemnified Party shall give the Purchaser prompt written notice thereof and the Purchaser shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding subject to the conditions set forth above; PROVIDED, HOWEVER, if the Purchaser does not assume or reassume the defense within ten (10) Business Days or any earlier time that such offer to settle expires and post a letter of credit reasonably satisfactory to the Seller in the amount of the proposed settlement, then the Indemnified Party can settle such claim in good faith without the consent of the Purchaser.

         (e) Except as set forth in this Agreement, the Escrow Agreements, the Transfer and Assumption Agreement or any other agreement delivered pursuant to the provisions hereof, the Purchaser is not making any representation, warranty, covenant or agreement with respect to the matters contained herein or therein. Anything herein to the contrary notwithstanding, no breach of any representation, warranty, covenant or agreement contained herein or therein shall give rise to any right on the part of the Indemnified Party, after the consummation of the transfer of the Assumed Business contemplated by this Agreement, to rescind this Agreement, the Transfer and Assumption Agreement or any of the transactions contemplated hereby.

         SECTION 9.03. INDEMNIFICATION BY THE SELLER.

         (a) RCHI and the Company, jointly and severally, agree, subject to the other terms and conditions of this Agreement, to indemnify the Purchaser and its Affiliates and their respective officers, directors, employees, agents, heirs, successors and assigns (as used in this Section 9.03, each an "INDEMNIFIED PARTY") against and hold them harmless from, and shall pay, all Liabilities of and costs and damages (including any costs of investigation, reasonable attorneys' fees and expenses and other costs of defense) arising out of or related to (i) the breach of any representation, warranty, covenant or agreement of the Seller herein, (ii) Excluded Liabilities of any kind whatsoever whether or not described in this Agreement or in the Disclosure Schedule, (iii) any amounts which are uncollectible from GIO Re in excess of the face amount of any applicable letter of credit in force as the Closing Date,
(iv) any return premiums, profit commissions, paid recoveries or other amounts which the Purchaser is unable to collect from Underwriters Reinsurance Company and/or London Life & Casualty Reinsurance under the Retrocession Agreements identified as Nos. 408, 409, 410, 424, 425 as a result of, or in connection with, directly or indirectly, any of the matters described in Item 1 of Section 3.17(d) of the Disclosure Schedule, except to the extent that the risk of such uncollectibility is adequately reflected in the Closing Date Balance Sheet, and
(v) any fines or penalties imposed by any Governmental Authority for the matters disclosed in Section 3.11 of the Disclosure Schedule PROVIDED, HOWEVER, that the Company shall not be required to indemnify the Purchaser and its Affiliates for the Liabilities of any entity other than itself. Anything in Section 9.01 to the contrary notwithstanding, no claim may be asserted nor any action commenced against the Seller under this Section 9.03 for breach of any representation, warranty, covenant or agreement contained herein, unless written notice of such claim or action is received by the Seller describing in reasonable detail the facts and circumstances known to the Purchaser with respect to the subject matter of such claim or action on or prior to the date on which the representation, warranty, covenant or agreement on which such claim or action is based ceases to survive as set forth in Section 9.01; and any claim made by Purchaser under the provisions of this Article IX within the aforesaid time periods shall be considered timely made even if such claim is not resolved until after the expiration of the aforesaid periods; PROVIDED, HOWEVER, that a claim may be asserted and an action may be commenced against the Seller for breach of the agreements and covenants which by their terms are to be performed after the Closing Date (including, without limitation, the indemnities contained herein) until the applicable period under the statute of limitations therefor has expired.

         (b) No claim may be made against the Seller for indemnification pursuant to Section 9.03(a)(i) with respect to any item of Liability or damage with respect to a breach of a representation or warranty, unless the aggregate of all such Liabilities and damages of the Indemnified Parties with respect to
Section 9.03(a)(i) shall exceed $500,000, and the Seller shall not be required to pay or be liable for the first $500,000 in aggregate amount of any such Liabilities and damages; PROVIDED, HOWEVER, that the Seller agrees that such $500,000 exclusion shall not apply to any loss or damage suffered by the Purchaser or other Indemnified Party arising out of, based upon or resulting from any breach of the representations and warranties contained in the first sentence of Section 3.01 and Sections 3.07, 3.17, 3.21 and 3.23 (collectively, the "EXCLUDED CLAIMS"), all of which shall be indemnified on a dollar-for-dollar basis. No Indemnified Party shall be indemnified pursuant to Section 9.03(a)(i) with respect to any item of Liability or damage for a breach of a representation or warranty if the aggregate of all such Liabilities and damages of the Indemnified Parties for which the Indemnified Parties have received indemnification pursuant to Section 9.03 (a)(i) shall have exceeded $5 million. Notwithstanding anything to the contrary contained in this Agreement, with respect to any Liabilities, costs, damages, losses or expenses arising from a breach of the representations and warranties contained in Section 3.06 and
Section 3.17, the recourse of the Purchaser shall, in the case of Section 3.17, be limited to any amounts then available under the Escrow Agreement or, in the case of Section 3.06, be limited to up to $5,000,000 of the amount then available under the Escrow Agreement.

         (c) Anything in this Agreement to the contrary notwithstanding, RCHI and the Company, jointly and severally, hereby agree to indemnify the Indemnified Parties against and hold the Indemnified Parties harmless, dollar for dollar, from and shall pay any and all claims, losses, damages, expenses, obligations and Liabilities (including costs of investigation, reasonable attorney's fees and expenses and other costs of defense) arising out of or otherwise in respect of (i) any suit or claim of violation brought against any of the Indemnified Parties for any actions taken or inaction by the Seller or the Company on or prior to the Closing Date with respect to any Employees (including the Continuing Employees), (ii) any failure of the Seller to discharge its obligations under Article VI, (iii) the termination of, or cessation of participation of any Employee or the Company (as a participating employer) in the Plans (including, but not limited to, income or excise tax assessments, Liabilities relating to participant benefit claims or fiduciary conduct, or Liabilities otherwise arising under ERISA or the Internal Revenue
Code), (iv) any severance, change in control, "pay-to-stay" or similar or other payments or benefits under the Plans which are triggered by or will be established or become accelerated, vested or payable by reason of this Agreement or any transaction contemplated under this Agreement (except and only to the extent of the Purchaser's reimbursement obligations pursuant to the terms of and as specifically set forth in Section 6.03(a) or 6.04 hereof), and (v) any Liabilities or obligations with respect to, or in any manner arising out of, the Plans.

         (d) Payments by the Seller pursuant to Section 9.03(a) shall be limited to the amount of any Liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment recoverable by the Indemnified Party from any third party with respect thereto, and shall be determined on an after-tax basis.

         (e) An Indemnified Party shall give the Seller reasonably prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which such Indemnified Party has knowledge concerning any liability or damage as to which such Indemnified Party may request indemnification hereunder. Failure to give such notice shall not waive any right to indemnification on the part of the Indemnified Party or Parties who fail to give such notice, except only to the extent of any damage or loss actually suffered by the Seller by reason of the delay in receiving such notice. The Seller shall have the right to direct, through counsel of its own choosing, provided such counsel is reasonably satisfactory to the Indemnified Party, the defense or settlement of any such claim or proceeding at its own expense, provided that the Seller vigorously and diligently pursues such defense in good faith and keeps the Indemnified Party and its attorneys reasonably informed as to the progress of the defense and any proposed settlement. If the Seller elects to assume the defense of any such claim or proceeding, the Indemnified Party may participate in such defense, but in such case the expenses of the Indemnified Party shall be paid by the Indemnified Party. The Indemnified Party shall provide the Seller with access to such Indemnified Party's records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with the Seller in the defense or settlement thereof, and the Seller shall reimburse the Indemnified Party for all the reasonable out-of-pocket expenses of such Indemnified Party in connection therewith. If the Seller elects to direct the defense of any such claim or proceeding, the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability (i) unless the Seller consents in writing to such payment, which consent will not be unreasonably withheld, or
(ii) unless the Seller, subject to the last sentence of this Section 9.03(e), withdraws from the defense of such asserted liability, or (iii) unless a final judgment from which no appeal may be taken by or on behalf of the Seller is entered against the Indemnified Party for such liability or (iv) unless there is a material risk if such asserted liability is not paid that an injunction or other equitable relief will be granted which will materially adversely affect the business of the Purchaser or there is a material risk of the seizure of any material assets of the Purchaser or a material risk that a lien or liens will be imposed on any such material assets. The Seller shall have the right, in its discretion exercised in good faith and with the advice of counsel, to settle any such claim with the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld; PROVIDED that the Indemnified Party may withhold its consent to any settlement if, in its reasonable judgment, such settlement would materially adversely affect the conduct of the business of the Purchaser or does not include a general release to all Indemnified Parties. If the Seller shall fail to defend, or if after commencing or undertaking any such defense, the Seller fails to diligently prosecute and defend or withdraws from such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Seller's expense. If the Indemnified Party assumes the defense of any such claim or proceeding pursuant to this Section 9.03(e) and proposes to settle such claim or proceeding prior to a final judgment thereon or to forego any appeal with respect thereto, then the Indemnified Party shall give the Seller prompt written notice thereof and the Seller shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding subject to the conditions set forth above; PROVIDED, HOWEVER, if the Seller does not assume or reassume the defense within ten (10) Business Days or any earlier time that such offer to settle expires and post a letter of credit from a bank reasonably satisfactory to the Purchaser in the amount of the proposed settlement, then the Indemnified Party can settle such claim in good faith without the consent of the Seller.

         (f) Except as set forth in this Agreement, the Transfer and Assumption Agreement, the Disclosure Schedule, the Escrow Agreements, the certificates delivered pursuant to Article VIII or any agreement delivered pursuant to the provisions hereof, the Seller is not making any representation, warranty, covenant or agreement with respect to the matters contained herein.

         SECTION 9.04. OTHER PROVISIONS RELATING TO INDEMNIFICATION. Each of the parties hereby acknowledges and agrees that its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement, except any claim for fraud or arising from the obligation of such party to close the transactions contemplated by this Agreement in accordance with its terms, shall be pursuant to the indemnification provisions set forth in this Agreement and the provisions of the Transfer and Assumption Agreement. In furtherance of the foregoing, each of the parties hereby waives, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action it may have against the other party arising under or based upon any federal, state or local statute, law, ordinance, rule or regulation (including, without limitation, any such rights, claims or causes of action arising under or based upon common law or otherwise but excluding fraud) other than such rights, claims or causes of action arising under the indemnification provisions of this Agreement.

         SECTION 9.05. TAX MATTERS. Sections 9.02 and 9.03 shall exclude all matters relating to Taxes (which shall be covered by Article VII only).

                                    ARTICLE X

                        TERMINATION, AMENDMENT AND WAIVER

         SECTION 10.01. TERMINATION. This Agreement may be terminated at any time prior to the Closing:

         (a) by the mutual written consent of the Seller and the Purchaser;

         (b) by written notice by either the Seller or the Purchaser if the Closing shall not have occurred prior to July 31, 2000; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 10.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur prior to such date;

         (c) by the Purchaser, if the Seller shall have breached or failed in any material respect to perform or comply with any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply (A) would give rise to the failure of a condition set forth in Section 8.02, and (B) is incapable of being cured by the Seller;

         (d) by the Purchaser, if the Seller or any of its directors or officers shall take any action in material breach of Section 5.08;

         (e) by the Seller, if the Purchaser shall have breached or failed in any material respect to perform or comply with any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply (A) would give rise to the failure of a condition set forth in Section 8.01, and (B) is incapable of being cured by the Purchaser;

         (f) by the Seller in accordance with Section 5.08(b); PROVIDED that, in order for the termination of this Agreement pursuant to this paragraph (f) to be deemed effective, the

Seller shall have complied with all provisions contained in Section 5.08, including the notice provisions therein, and with applicable requirements of
Section 5.09, including the payment of the Termination Fee;

         (g) by the Purchaser or the Seller, if the stockholders of RCHI have voted against approval of this Agreement; or

         (h) by the Purchaser, if the Non-CPIS Subject Liabilities recorded by the Company on the Reference Date Balance Sheet are more than five percent (5%) less than the Seller's Actuaries' estimate of such Subject Liabilities as specified in its Actuarial Opinion as at the Reference Date and the Seller shall have failed to increase its Reserves so that such Reserves are no longer more than five percent (5%) less than such estimate within ten (10) Business Days of the date of such Actuarial Opinion.

         SECTION 10.02. EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 10.01, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto, except (a) as set forth in Sections 5.04, 5.09 and 11.02 and (b) nothing herein shall relieve any party from liability for any breach hereof prior to termination.

         SECTION 10.03. WAIVER. At any time prior to the Closing, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the parties to be bound thereby.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         SECTION 11.01. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of (i) the date delivered if delivered personally against written receipt or (ii) five days after mailing if mailed by registered or certified mail (postage prepaid, return receipt requested) or (iii) the date telecopied to the parties (if the appropriate answerback or telephonic confirmation shall have been received) PROVIDED THAT notices after the giving of which there is a designated period within which to perform an act and notices of changes of address shall be effective only upon receipt. All such notices and communications shall be delivered to the following addresses or numbers (or at such other address or number for a party as shall be specified by like notice):

         (a) if to the Seller:

             Risk Capital Holdings, Inc.
             20 Horseneck Lane
             Greenwich, CT  06830
             Attention:   Peter Appel
             Telecopier:  203-861-7240

             with a copy under separate cover to:

             Cahill Gordon & Reindel
             80 Pine Street
             New York, N.Y.  10005-1702
             Attention:  Immanuel Kohn
             Telecopier:  212-269-5420

         (b) if to the Purchaser:

             Folksamerica Group
             One Liberty Plaza
             Nineteenth Floor
             New York, N.Y. 10006
             Attention:  President
             Telecopier:  (212) 385-3678

             with a copy under separate cover to:

             Morgan, Lewis & Bockius LLP
             101 Park Avenue
             New York, N.Y. 10178-0060
             Attention:  F. Sedgwick Browne
             Telecopier:  (212) 309-6273

         SECTION 11.02. PUBLIC ANNOUNCEMENT. No party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated herein or otherwise communicate with any news media without prior notification to the other parties, and the parties, subject to the requirements of applicable law, shall cooperate as to the timing and content of any such announcement. The parties agree that, except as required by applicable law, in the event this Agreement is terminated in accordance with Article X hereof, each party will keep confidential the reasons for such termination and any public announcement issued by any party following any such termination shall be limited to a statement that the parties were unable to agree on the principal terms of the transaction.

         SECTION 11.03. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 11.04. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

         SECTION 11.05. ENTIRE AGREEMENT. This Agreement (including the Exhibits and Disclosure Schedule) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, except as otherwise expressly provided herein.

         SECTION 11.06. ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise; PROVIDED, HOWEVER, that this Agreement may be assigned, in whole or in part, by the Purchaser to any of its Affiliates, without releasing the Purchaser from any of its obligations or Liabilities hereunder.

         SECTION 11.07. NO THIRD-PARTY BENEFICIARIES. Except for the provisions of this Agreement relating to Indemnified Parties, this Agreement is for the sole benefit of and is binding upon the parties hereto and their successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 11.08. AMENDMENT; WAIVER. This Agreement may not be amended or modified except by an instrument in writing signed by the Seller and the Purchaser. Waiver of any term or condition of this Agreement shall be effective only if in writing and shall not be construed as a waiver of any subsequent breach or waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. Any failure or delay on the part of any party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder.

         SECTION 11.09. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, other than any conflict of law rules which might result in the application of the laws of any other jurisdiction.

         SECTION 11.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                              [INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                           RISK CAPITAL HOLDINGS, INC.

                           By
                             ---------------------------------------------------
                              Name:
                              Title:

                           RISK CAPITAL REINSURANCE COMPANY

                           By
                             ---------------------------------------------------
                              Name:
                              Title:

                           FOLKSAMERICA HOLDING COMPANY, INC.

                           By
                             ---------------------------------------------------
                              Name:  Steven E. Fass
                              Title: President & CEO

                           FOLKSAMERICA  REINSURANCE COMPANY

                           By
                             ---------------------------------------------------
                              Name:  Steven E. Fass
                              Title: President & CEO

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------




                -------------------------------------------------


                            ASSET PURCHASE AGREEMENT

                -------------------------------------------------



                          DATED AS OF JANUARY 10, 1999

                                     BETWEEN

                           RISK CAPITAL HOLDINGS, INC.

                        RISK CAPITAL REINSURANCE COMPANY

                                       AND

                       FOLKSAMERICA HOLDING COMPANY, INC.

                        FOLKSAMERICA REINSURANCE COMPANY

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                               PAGE
ARTICLE I

         DEFINITIONS..............................................................................................1
                  SECTION 1.01.  CERTAIN DEFINED TERMS............................................................1

ARTICLE II

         PURCHASE AND SALE OF THE ASSUMED BUSINESS...............................................................14
                  SECTION 2.01.  PURCHASE OF THE ASSUMED BUSINESS................................................14
                  SECTION 2.02.  PURCHASE PRICE..................................................................15
                  SECTION 2.03.  CLOSING.........................................................................19
                  SECTION 2.04.  CERTAIN POST-CLOSING PAYMENTS...................................................20
                  SECTION 2.05.  NON-CPIS SUBJECT LIABILITY REDUNDANCY ADJUSTMENTS...............................22

ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF THE SELLER............................................................24
                  SECTION 3.01.  INCORPORATION AND AUTHORITY OF THE SELLER.......................................24
                  SECTION 3.02.  NECESSARY PROPERTY HELD BY SUBSIDIARIES OR AFFILIATES...........................25
                  SECTION 3.03.  NO CONFLICT.....................................................................25
                  SECTION 3.04.  CONSENTS AND APPROVALS..........................................................26
                  SECTION 3.05.  SEC DOCUMENTS; FINANCIAL INFORMATION............................................26
                  SECTION 3.06.  ABSENCE OF UNDISCLOSED LIABILITIES..............................................27
                  SECTION 3.07.  INVESTMENTS; INTEGRATED SOLUTIONS...............................................28
                  SECTION 3.08.  CERTAIN EVENTS..................................................................29
                  SECTION 3.09.  INSURANCE RESERVES AND REPORTS..................................................30
                  SECTION 3.10.  PROXY STATEMENT.................................................................30
                  SECTION 3.11.  JUDGMENTS, DECREES AND ORDERS...................................................31
                  SECTION 3.12.  LITIGATION......................................................................31
                  SECTION 3.13.  COMPLIANCE WITH LAWS............................................................31
                  SECTION 3.14.  LICENSES AND PERMITS............................................................31
                  SECTION 3.15.  INTELLECTUAL PROPERTY RIGHTS....................................................32
                  SECTION 3.16.  PROPERTY........................................................................33
                  SECTION 3.17.  ASSUMED AND CEDED REINSURANCE AGREEMENTS........................................33
                  SECTION 3.18.  OTHER CONTRACTS.................................................................35
                  SECTION 3.19.  EMPLOYEE BENEFIT MATTERS........................................................36
                  SECTION 3.20.  TAXES...........................................................................37
                  SECTION 3.21.  AGENTS..........................................................................38
                  SECTION 3.22.  YEAR 2000.......................................................................39
                  SECTION 3.23.  BROKERS.........................................................................39

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.........................................................40
                  SECTION 4.01.  INCORPORATION AND AUTHORITY OF THE PURCHASER....................................40
                  SECTION 4.02.  NO CONFLICT.....................................................................40


                  SECTION 4.03.  ABSENCE OF LITIGATION...........................................................41
                  SECTION 4.04.  CONSENTS AND APPROVALS..........................................................41
                  SECTION 4.05.  FINANCIAL INFORMATION...........................................................41
                  SECTION 4.06.  FINANCIAL ABILITY...............................................................42
                  SECTION 4.07.  PROXY STATEMENT.................................................................42
                  SECTION 4.08.  BROKERS.........................................................................42

ARTICLE V

         ADDITIONAL AGREEMENTS...................................................................................42

         SECTION 5.01.  CONDUCT OF BUSINESS PRIOR TO THE CLOSING.................................................42
                  SECTION 5.02.  ACCESS TO INFORMATION...........................................................45
                  SECTION 5.03.  STOCKHOLDER APPROVALS; PROXY STATEMENT..........................................46
                  SECTION 5.04.  CONFIDENTIALITY.................................................................46
                  SECTION 5.05.  REGULATORY AND OTHER CONSENTS AND AUTHORIZATIONS; THIRD PARTY

  CONSENTS.......................................................................................................47
                  SECTION 5.06.  NO SOLICITATION OF EMPLOYEES....................................................49
                  SECTION 5.07.  USE OF NAME.....................................................................49
                  SECTION 5.08.  NO SOLICITATION OF OFFERS, ETC..................................................50
                  SECTION 5.09.  FEES AND EXPENSES...............................................................51
                  SECTION 5.10.  INVESTMENT PORTFOLIO............................................................51
                  SECTION 5.11.  NOTICE OF CERTAIN MATTERS.......................................................52
                  SECTION 5.12.  INTERIM FINANCIAL STATEMENTS....................................................52
                  SECTION 5.13.  AFFILIATE AGREEMENTS; INTERCOMPANY ACCOUNTS.....................................53
                  SECTION 5.14.  RENEWAL RIGHTS..................................................................53
                  SECTION 5.15.  CERTAIN SOFTWARE LICENSES.......................................................54
                  SECTION 5.16.  AVIATION BUSINESS...............................................................54
                  SECTION 5.17.  REINSURANCE.....................................................................55
                  SECTION 5.18.  FURTHER ACTION..................................................................55

ARTICLE VI

         EMPLOYEE MATTERS........................................................................................55
                  SECTION 6.01.  SELLER..........................................................................55
                  SECTION 6.02   PURCHASER.......................................................................56
                  SECTION 6.03.  SELLER'S CONTINUATION OF EMPLOYMENT AND PAYROLL; AMENDMENT OF SEVERANCE AND
                                 "PAY-TO-STAY" ARRANGEMENTS AND OTHER PAYMENTS...................................56
                  SECTION 6.04.  PURCHASER'S PAYMENT WITH RESPECT TO SEVERANCE, CHANGE IN CONTROL AND
                                 "PAY-TO-STAY" COSTS.............................................................57

ARTICLE VII

         TAX MATTERS.............................................................................................58
                  SECTION 7.01.  INDEMNITY.......................................................................58
                  SECTION 7.02.  [RESERVED]......................................................................58
                  SECTION 7.03.  [RESERVED]......................................................................58
                  SECTION 7.04.  CONTESTS........................................................................58
                  SECTION 7.05.  PURCHASE PRICE ALLOCATION.......................................................59
                  SECTION 7.06.  COOPERATION AND EXCHANGE OF INFORMATION.........................................60


                  SECTION 7.07.  CONVEYANCE TAXES................................................................60
                  SECTION 7.08.  MISCELLANEOUS...................................................................61

ARTICLE VIII

         CONDITIONS TO CLOSING...................................................................................61
                  SECTION 8.01.  CONDITIONS TO OBLIGATIONS OF THE SELLER.........................................61
                  SECTION 8.02.  CONDITIONS TO OBLIGATIONS OF THE PURCHASER......................................63

ARTICLE IX

         INDEMNIFICATION.........................................................................................65
                  SECTION 9.01.  SURVIVAL........................................................................65
                  SECTION 9.02.  INDEMNIFICATION BY THE PURCHASER................................................65
                  SECTION 9.03.  INDEMNIFICATION BY THE SELLER...................................................68
                  SECTION 9.04.  OTHER PROVISIONS RELATING TO INDEMNIFICATION....................................71
                  SECTION 9.05.  TAX MATTERS.....................................................................71

ARTICLE X

         TERMINATION, AMENDMENT AND WAIVER.......................................................................71
                  SECTION 10.01.  TERMINATION....................................................................71
                  SECTION 10.02.  EFFECT OF TERMINATION..........................................................72
                  SECTION 10.03.  WAIVER.........................................................................73

ARTICLE XI

         GENERAL PROVISIONS......................................................................................73
                  SECTION 11.01.  NOTICES........................................................................73
                  SECTION 11.02.  PUBLIC ANNOUNCEMENT............................................................74
                  SECTION 11.03.  HEADINGS.......................................................................74
                  SECTION 11.04.  SEVERABILITY...................................................................74
                  SECTION 11.05.  ENTIRE AGREEMENT...............................................................74
                  SECTION 11.06.  ASSIGNMENT.....................................................................75
                  SECTION 11.07.  NO THIRD-PARTY BENEFICIARIES...................................................75
                  SECTION 11.08.  AMENDMENT; WAIVER..............................................................75
                  SECTION 11.09.  GOVERNING LAW..................................................................75
                  SECTION 11.10.  COUNTERPARTS...................................................................76


EXHIBITS

  A      Voting Agreements
  B      Transfer and Assumption Agreement
  C      1998 Report
  D      Form of Balance Sheet
  E      Form of Escrow Agreement
  F      Form of Supplemental Escrow Agreement
  G      List of Excluded Securities